UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                         FRANKLIN CUSTODIAN FUNDS, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 09/30
                         -----

Date of reporting period: 3/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

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                                                    MARCH 31, 2005
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                                                    Franklin DynaTech Fund

                                                    Franklin Growth Fund

                                                    Franklin Income Fund

                                                    Franklin U.S. Government
                                                    Securities Fund

                                                    Franklin Utilities Fund

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------
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                                     [LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                            That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER .......................................................     1

SEMIANNUAL REPORT

Franklin DynaTech Fund ...................................................     4

Franklin Growth Fund .....................................................    12

Franklin Income Fund .....................................................    20

Franklin U.S. Government Securities Fund .................................    31

Franklin Utilities Fund ..................................................    41

Financial Highlights and Statements of Investments .......................    50

Financial Statements .....................................................    98

Notes to Financial Statements ............................................   107

Shareholder Information ..................................................   125

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

During the six-month period ended March 31, 2005, several positive signs suggested the U.S. economy was on course for sustained economic growth as business spending increased, the labor market firmed and productivity remained strong. Although the major stock market indexes edged moderately higher during the period under review, gains were dampened by inflation fears, mostly due to volatile oil prices and the U.S. dollar's declining value relative to other currencies. For example, the Dow Jones Industrial Average gained 5.37%.(1) Despite the Federal Reserve Board's (Fed's) efforts to manage inflation through measured rate increases, speculation remained about the size and timing of rate hikes needed to attain the Fed's desired neutral level -- one that neither spurs nor inhibits growth. However, given the current historically low interest rate environment and continued robust productivity growth, our long-term outlook for the financial markets remains optimistic.

Although future economic and market developments are impossible to predict, as an investor, you can follow certain basic principles in planning for future needs.

(1) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                           Not part of the semiannual report | 1

First, investing for the long term is important so that you can better weather short-term market ups and downs. Second, by choosing a mutual fund that comprises a range of holdings, you can use diversification to help manage investment risk. Third, it may make sense to follow a regular investment plan, also called dollar-cost averaging. By investing a certain amount of money monthly or quarterly, you can take advantage of market dips without worrying about when they will occur. Your money buys more shares when the price is low and fewer when the price is high, which can mean a lower average cost per share over time. Remember, however, to consider your financial ability to continue purchases through times of low price levels or changing economic conditions before committing to such a strategy. Dollar-cost averaging does not guarantee a profit or eliminate risk, and it will not protect you from a loss if you sell shares at a market low. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market.

In the enclosed semiannual report for Franklin Custodian Funds, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

This report contains new information about the Board of Directors' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 125.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2 | Not part of the semiannual report

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
President and Chief Executive Officer - Investment Management
Franklin Custodian Funds, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                           Not part of the semiannual report | 3

Semiannual Report

Franklin DynaTech Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing mainly in the equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2005.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A posted a +3.23% cumulative total return for the six months under review. For the same period, the Fund underperformed its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of 4.94%, and underperformed the broad Standard & Poor's 500 Composite Index (S&P 500), which posted a 6.88% cumulative total return.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an estimated annualized 3.1% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the widening trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

(1) Source: Standard & Poor's Micropal. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


4 | Semiannual Report

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. Soaring energy prices cooled consumer sentiment, but core retail sales held strong.

The Federal Reserve Board (Fed) raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended March 31, 2005, as measured by the 2.3% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(3) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 5.37% for the period under review, while the broader S&P 500 rose 6.88%, and the technology-heavy NASDAQ Composite Index increased 5.74%.(4)

INVESTMENT STRATEGY

Based on our independent analysis of individual companies, we search for leading companies that we believe have a sustainable competitive advantage due to state-of-the-art and innovative products, technologies and business models. We consider such factors as a company's competitive positioning, patents, new products, market share, industry growth, recent operational execution and managerial strength. We use a conservative, bottom-up research process to buy and hold what we consider to be undervalued companies.

PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
Based on Total Net Assets
as of 3/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

     Semiconductors                              11.2%
     Packaged Software                            9.7%
     Biotechnology                                9.0%
     Medical Specialties                          9.0%
     Internet Software & Services                 6.3%
     Managed Health Care                          5.4%
     Electronic Production Equipment              3.7%
     Electronic Equipment & Instruments           3.6%
     Major Pharmaceuticals                        3.3%
     Telecommunications Equipment                 3.2%
     Information Technology Services              3.1%
     Computer Processing Hardware                 3.0%
     Air Freight & Couriers                       2.7%
     Data Processing Services                     2.7%
     Other Consumer Services                      2.2%
     Other                                       21.5%
     Short-Term Investments & Other Net Assets    0.4%

(2)  Source: Bureau of Labor Statistics.

(3) Source: Standard & Poor's, "2004 Buybacks Soar to Record Levels, Says S&P," STANDARDANDPOORS.COM, 4/7/05.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.9%
   SEMICONDUCTORS
--------------------------------------------------------------------------------
UnitedHealth Group Inc.                                                     3.8%
   MANAGED HEALTH CARE
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.3%
   PACKAGED SOFTWARE
--------------------------------------------------------------------------------
Genentech Inc.                                                              3.1%
   BIOTECHNOLOGY
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                 2.9%
   INTERNET SOFTWARE & SERVICES
--------------------------------------------------------------------------------
Adobe Systems Inc.                                                          2.5%
   PACKAGED SOFTWARE
--------------------------------------------------------------------------------
Amgen Inc.                                                                  2.5%
   BIOTECHNOLOGY
--------------------------------------------------------------------------------
Rockwell Automation Inc.                                                    2.3%
   ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------------------------------------------------
Linear Technology Corp.                                                     2.2%
   SEMICONDUCTORS
--------------------------------------------------------------------------------
eBay Inc.                                                                   2.2%
   OTHER CONSUMER SERVICES
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Following our strategy during the six months under review, we continued to emphasize opportunities in established industry leaders we believed had a sustainable competitive advantage in their respective industries. Packaged software, semiconductors, biotechnology, medical specialties, and Internet-related companies represented some of the Fund's largest weightings at period-end.

We held several positions that performed well this reporting period, substantially aiding the Fund's overall results. For example, Rockwell Automation, a provider of industrial control and power system solutions that helps customers meet and improve their productivity goals, appreciated about 50%. Insurer UnitedHealth Group, an owner and manager of a variety of health care plans and services, was also one of our largest contributors to Fund performance in absolute terms as the company's stock appreciated more than 29% due to strong revenue and earnings-per-share (EPS) growth during the period. Our shares of Cognizant Technology Solutions, which utilizes an onsite/offshore business model to provide software development solutions primarily to medium and large businesses, rose more than 51%.

Despite the Fund's positive absolute return during the reporting period, there were some detractors from performance. For example, casino game system manufacturer International Game Technology's stock lost 25% in value during the period. Similarly, poor results from eBay, the largest online auction site, detracted from Fund performance as that stock lost 19% of its value. Finally, investor concerns over pharmaceutical giant Pfizer's products put a damper on the company's stock results, contributing to its share price depreciation of 13%.

We continued to position the Fund's portfolio with higher quality companies that we believe should perform well over the next several years. Consistent with our strategy, we search for companies offering new products and sound business models, and whose underlying stock prices we believed did not fully reflect their future growth prospects.


6 | Semiannual Report

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]       /s/ Rupert H. Johnson, Jr.

                      Rupert H. Johnson, Jr.


[PHOTO OMITTED]       /s/ Matthew J. Moberg

                      Matthew J. Moberg, CPA


[PHOTO OMITTED]       /s/ Robert R. Dean

                      Robert R. Dean, CFA

                      Portfolio Management Team
                      Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 3/31/05

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKDNX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.71    $22.72    $22.01
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FDNBX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.61    $22.04    $21.43
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FDYNX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.60    $21.81    $21.21
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                          6-MONTH   1-YEAR   5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +3.23%   -0.13%  -23.43%        +160.99%
--------------------------------------------------------------------------------
Average Annual Total Return(2)     -2.70%   -5.88%   -6.31%          +9.42%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $ 9,730   $9,412   $7,217         $24,599
--------------------------------------------------------------------------------
CLASS B                          6-MONTH   1-YEAR   5-YEAR    INCEPTION (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +2.85%   -0.90%  -26.27%        -19.09%
--------------------------------------------------------------------------------
Average Annual Total Return(2)     -1.15%   -4.86%   -6.28%         -4.20%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $ 9,885   $9,514   $7,230         $8,012
--------------------------------------------------------------------------------
CLASS C                          6-MONTH   1-YEAR   5-YEAR   INCEPTION (9/16/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +2.83%   -0.91%  -26.24%         +82.18%
--------------------------------------------------------------------------------
Average Annual Total Return(2)     +1.83%   -1.90%   -5.90%          +7.28%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $10,183   $9,810   $7,376         $18,218
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE SCIENTIFIC AND TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO FLUCTUATIONS IN THE PRICE OF TECHNOLOGY STOCKS AND INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE TECHNOLOGY SECTOR HAS BEEN AMONG THE MARKET'S MOST VOLATILE. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICE OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                           Semiannual Report | 9

Your Fund's Expenses

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 9/30/04      VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,032.30              $4.91
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.09              $4.89
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,028.50              $8.65
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.40              $8.60
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,028.30              $8.70
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.36              $8.65
-------------------------------------------------------------------------------------------------------

*    Expenses are equal to the annualized expense ratio for each class (A:
     0.97%; B: 1.71%; and C: 1.72%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 11

Franklin Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing mainly in equity securities of companies that are leaders in their industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Growth Fund's semiannual report for the period ended March 31, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Growth Fund - Class A posted a +8.73% cumulative total return. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.88% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 15.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an estimated annualized 3.1% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the widening trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. Soaring energy prices cooled consumer sentiment, but core retail sales held strong.

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)  Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


12 | Semiannual Report

The Federal Reserve Board (Fed) raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended March 31, 2005, as measured by the 2.3% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(3) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 5.37% for the period under review, while the broader S&P 500 rose 6.88%, and the technology-heavy NASDAQ Composite Index increased 5.74%.(4)

INVESTMENT STRATEGY

We seek to invest in companies that have strong management teams, financials and industry leadership. The Fund looks for opportunities in new and rapidly growing businesses and in mature businesses selling at depressed prices but offering favorable recovery possibilities. We analyze securities individually and buy stocks of large and small companies in our effort to maintain a solid and diversified portfolio.

MANAGER'S DISCUSSION

The Fund was almost fully invested and broadly diversified, with holdings in 106 companies at period-end. Fund holdings that generated notable returns included Apple Computer, EnCana, British Airways and Walt Disney during the six months under review. Apple Computer, riding on a successful gift-buying holiday season with its popular iPod digital music player, appreciated 115% and

PORTFOLIO BREAKDOWN
Franklin Growth Fund
Based on Total Net Assets
as of 3/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           Health Technology                            20.6%
           Producer Manufacturing                       20.6%
           Electronic Technology                        19.2%
           Technology Services                          11.1%
           Consumer Services                             5.0%
           Transportation                                4.4%
           Consumer Non-Durables                         3.6%
           Distribution Services                         3.0%
           Commercial Services                           3.0%
           Energy Minerals                               2.7%
           Process Industries                            2.0%
           Industrial Services                           1.5%
           Consumer Durables                             1.3%
           Other                                         2.0%

(3) Source: Standard & Poor's, "2004 Buybacks Soar to Record Levels, Says S&P," STANDARDANDPOORS.COM, 4/7/05.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


                                                          Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
3M Co.                                                                      3.1%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Johnson & Johnson                                                           3.1%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Boeing Co.                                                                  2.7%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Genentech Inc.                                                              2.6%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Amgen Inc.                                                                  2.5%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                 2.5%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                      2.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
General Dynamics Corp.                                                      2.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 2.4%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     2.4%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------

was one of the biggest contributors to Fund performance. EnCana, a leading North American independent crude oil and natural gas exploration and production company, delivered robust sales growth and higher cash flow, which pushed the stock up 53%. In addition, British Airways rose 33% partly based on reported growth in the lucrative premium first and business class market. Walt Disney named a new CEO and the move was favored by analysts as right for the company and shareholder value. Meanwhile, the stock went up 29% and contributed to positive Fund performance.

Several stocks had negative returns and held the Fund back during the reporting period. Waters, an analytical instrument company with exports accounting for nearly two-thirds of its sales, was the most significant underperformer. Its stock dropped 19% largely due to weak pharmaceutical capital spending in Europe and lack of strength in other markets. Pfizer, under pressure of approaching patent expirations, generic competition and product safety concerns, fell 13% and detracted from Fund performance during the period. Diversified manufacturer Illinois Tool Works saw sales and operating revenue increases, but suffered from a weaker-than-expected profit outlook and declined 3%.

The Fund had little buy and sell activity during the six months under review. Consistent with our strategy, we purchased shares of Biogen Idec for recovery possibilities.

We welcome your comments and questions and look forward to serving your investment needs in the years ahead.


[PHOTO OMITTED]                         /s/ V. Jerry Palmieri

                                        V. Jerry Palmieri
                                        Portfolio Manager
                                        Franklin Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON SUCH FACTORS AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


14 | Semiannual Report

Performance Summary as of 3/31/05

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------
CLASS A (SYMBOL: FKGRX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$2.59    $33.17    $30.58
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0787
----------------------------------------------------------------------
CLASS B (SYMBOL: FKGBX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$2.48    $32.25    $29.77
----------------------------------------------------------------------
CLASS C (SYMBOL: FRGSX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$2.46    $31.97    $29.51
----------------------------------------------------------------------
CLASS R (SYMBOL: FGSRX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$2.60    $32.99    $30.39
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0149
----------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FCGAX)               CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$2.56    $33.19    $30.63
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.1585
----------------------------------------------------------------------


                                                          Semiannual Report | 15

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------
CLASS A                                  6-MONTH    1-YEAR    5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +8.73%    +9.66%    -2.18%       +139.74%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)             +2.46%    +3.35%    -1.61%         +8.49%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,246   $10,335   $ 9,220       $ 22,597
-----------------------------------------------------------------------------------------
CLASS B                                  6-MONTH    1-YEAR    5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +8.33%    +8.88%    -5.69%        +10.32%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)             +4.33%    +4.88%    -1.54%         +1.58%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,433   $10,488   $ 9,252       $ 11,032
-----------------------------------------------------------------------------------------
CLASS C                                  6-MONTH    1-YEAR    5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +8.34%    +8.85%    -5.75%       +116.81%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)             +7.34%    +7.85%    -1.18%         +8.11%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,734   $10,785   $ 9,425       $ 21,681
-----------------------------------------------------------------------------------------
CLASS R                                  6-MONTH    1-YEAR    3-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +8.57%    +9.36%    +3.66%         +4.67%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)             +7.57%    +8.36%    +1.20%         +1.42%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,757   $10,836   $10,366       $ 10,467
-----------------------------------------------------------------------------------------
ADVISOR CLASS(4)                         6-MONTH    1-YEAR    5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +8.87%    +9.95%    -0.95%       +146.53%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)             +8.87%    +9.95%    -0.19%         +9.44%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,887   $10,995   $ 9,905       $ 24,653
-----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


16 | Semiannual Report

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICE OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +67.00% and +6.42%.


                                                          Semiannual Report | 17

Your Fund's Expenses

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


18 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/30/04      VALUE 3/31/05   PERIOD 9/30/04-3/31/05
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,087.30              $4.84
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.29              $4.68
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,083.30              $8.73
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.55              $8.45
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,083.40              $8.73
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.55              $8.45
------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,085.70              $6.14
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.05              $5.94
------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,088.70              $3.54
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.54              $3.43
------------------------------------------------------------------------------------------------------

*    Expenses are equal to the annualized expense ratio for each class (A:
     0.93%; B: 1.68%; C: 1.68%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 19

Franklin Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Income Fund covers the period ended March 31, 2005.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A posted a +5.00% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 (S&P 500) Composite Index, which returned 6.88%; outperformed the Lehman Brothers U.S. Aggregate Index, which returned 0.47%; and outperformed its peers as measured by the Lipper Income Funds Objective Average, which returned 3.91%, for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 26.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an estimated annualized 3.1% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the widening trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

(1) Sources: Standard & Poor's Micropal; Lehman Brothers Inc.; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The LB U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues and $50 million for all others. All returns are market value weighted inclusive of accrued interest. The index is a composite of the Government/Credit Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. For the six months ended 3/31/05, the Lipper Income Funds Objective Average consisted of 226 funds. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


20 | Semiannual Report

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. Soaring energy prices cooled consumer sentiment, but core retail sales held strong.

The Federal Reserve Board (Fed) raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended March 31, 2005, as measured by the 2.3% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(3) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 5.37% for the period under review, while the broader S&P 500 rose 6.88%, and the technology-heavy NASDAQ Composite Index increased 5.74%.(4)

INVESTMENT STRATEGY

Based on our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

(2)  Source: Bureau of Labor Statistics.

(3) Source: Standard & Poor's, "2004 Buybacks Soar to Record Levels, Says S&P," STANDARDANDPOORS.COM, 4/7/05.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


                                                          Semiannual Report | 21

TOP 5 STOCK HOLDINGS
Franklin Income Fund
3/31/05

-------------------------------------------------
COMPANY                              % OF TOTAL
SECTOR/INDUSTRY                      NET ASSETS
-------------------------------------------------
Merck & Co. Inc.                        3.3%
   HEALTH TECHNOLOGY
-------------------------------------------------
Pfizer Inc.                             2.4%
   HEALTH TECHNOLOGY
-------------------------------------------------
Ford Motor Co. Capital Trust II         2.1%
   CONSUMER DURABLES
-------------------------------------------------
Fannie Mae                              1.7%
   FINANCE
-------------------------------------------------
FirstEnergy Corp.                       1.6%
   ELECTRIC UTILITIES
-------------------------------------------------

TOP 5 BOND HOLDINGS
Franklin Income Fund
3/31/05

------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
------------------------------------------------
Calpine Corp.                            2.6%
------------------------------------------------
Charter Communications Holdings LLC      2.3%
------------------------------------------------
General Motors Acceptance Corp.          2.2%
------------------------------------------------
Tenet Healthcare Corp.                   2.0%
------------------------------------------------
Dynegy Holdings Inc.                     1.9%
------------------------------------------------

DIVIDEND DISTRIBUTIONS*
Franklin Income Fund
10/1/04-3/31/05

-----------------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
           ------------------------------------------------------------------------------
MONTH        CLASS A      CLASS B    CLASS B1**     CLASS C      CLASS R    ADVISOR CLASS
-----------------------------------------------------------------------------------------
October    1.30 cents   1.14 cents   1.20 cents   1.20 cents   1.23 cents     1.33 cents
-----------------------------------------------------------------------------------------
November   1.30 cents   1.14 cents   1.20 cents   1.20 cents   1.23 cents     1.33 cents
-----------------------------------------------------------------------------------------
December   1.30 cents   1.12 cents   1.19 cents   1.19 cents   1.23 cents     1.33 cents
-----------------------------------------------------------------------------------------
January    1.30 cents   1.12 cents   1.19 cents   1.19 cents   1.23 cents     1.33 cents
-----------------------------------------------------------------------------------------
February   1.25 cents   1.07 cents   1.14 cents   1.14 cents   1.18 cents     1.28 cents
-----------------------------------------------------------------------------------------
March      1.25 cents   1.07 cents   1.15 cents   1.15 cents   1.17 cents     1.28 cents
-----------------------------------------------------------------------------------------
TOTAL      7.70 CENTS   6.66 CENTS   7.07 CENTS   7.07 CENTS   7.27 CENTS     7.88 CENTS
-----------------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

MANAGER'S DISCUSSION

During the past six months, the Fund continued to benefit from the utility sector's strong performance, which rose 18.27% as measured by the S&P 500 Utilities Index.(5) Nevertheless, in recent months utility companies felt the pressure of rising interest rates. Additionally, U.S. Treasury yields rose significantly over the reporting period, hurting typically higher-yielding utility stocks. However, high oil and natural gas prices created some favorable investment opportunities in those utilities involved in oil and gas exploration and production, and those with large coal and nuclear power generation assets. We sought to take advantage of relatively higher natural gas prices and general market conditions which enabled us to capture strong returns from portfolio holdings such as Dominion Resources and TXU, just two examples that benefited from the recent utilities commodity cycle. In addition, we continued to realize value from the nation's leading nuclear generation companies, Southern Company and Exelon, who were well positioned given market conditions and fuel prices during the six months under review.

(5) Source: Standard & Poor's Micropal. The S&P 500 Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500.


22 | Semiannual Report

At period-end, we continued to find value in Dominion Resources, which represented one of the Fund's larger investments in the utility sector and whose share price increased more than 16% in the six months ended March 31, 2005. With its strong ties to the commodity cycle, Dominion benefited the Fund with a strong dividend yield and solid growth potential. At the other end of the country, an improved regulatory situation and market stabilization following the California energy crisis of 2000-2001 unlocked value in three of our California utilities positions: PG&E, Edison International (sold by period-end) and Sempra Energy. PG&E recently reinstated its regular dividend, and its underlying stock price rose 13% this reporting period. Our investment in Edison International and Sempra Energy generated impressive returns of 21% and 11%, and Sempra recently raised its dividend by 16%.

Our position in Exelon reflected our belief that nuclear power generators could continue to outperform their peers in an era characterized by high-priced fossil fuels and environmental legislation. In December 2004, the Fund also benefited from Exelon's bid to acquire Public Service Enterprise Group, greatly enhancing the combined entities' market position while achieving business synergies across their portfolio of valuable assets.

Our major oil and gas company holdings within the energy minerals sector also enhanced the Fund's performance, as crude oil and domestic natural gas prices remained relatively high throughout the reporting period. The recent commodity pricing environment was attributable to robust demand fueled by global economic growth as well as renewed concerns regarding the potential for supply to meet that demand over the long term. Higher oil and gas prices over the period allowed related companies to increase earnings, cash flows and dividends per share. Significant Fund holdings that benefited from this environment included BP (+10% for the six months under review), Royal Dutch Petroleum (+19%) and ChevronTexaco (+10%). In addition, the Fund realized strong returns from one of the sector's investment trusts, Canadian Oil Sands Trust.

Among our fixed income investments, we decreased the Fund's overall bond position from 39.4% of total net assets on September 30, 2004, to 37.7% at period-end. Concerns over the impact of rising overall interest rates as well as our view of fairly valued corporate credit markets led us to be more focused when selecting bond investments. Our objective has been to focus on investment opportunities we believe provide attractive current income and good long-term appreciation potential. To that end, our in-house research analysts seek to uncover investment opportunities in companies offering the potential to experience improving credit fundamentals, including improving liquidity and ultimately the potential to reduce debt going forward. Additionally, within our higher yielding, non-investment grade corporate bond investments we paid particular attention to the ultimate value of a company's given assets and the

PORTFOLIO BREAKDOWN
Franklin Income Fund
Based on Total Net Assets
as of 3/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

     Corporate Bonds                             26.9%
     Utilities Stocks                            18.8%
     Health Technology Stocks                     9.2%
     Finance Stocks                               8.1%
     Energy Minerals Stocks                       3.9%
     Communications Stocks                        3.8%
     U.S. Government & Agency Securities          3.4%
     Corporate Convertible Bonds                  3.3%
     Zero Coupon & Step-Up Bonds                  2.8%
     Consumer Durables Stocks                     2.5%
     Consumer Non-Durables Stocks                 2.0%
     Real Estate Investment Trust Stocks          1.8%
     Electronic Technology Stocks                 1.4%
     Municipal Bonds                              1.3%
     Other Stocks                                 3.1%
     Short-Term Investments & Other Net Assets    7.7%


                                                          Semiannual Report | 23
level of our claim relative to that asset value. Although the Fund's overall bond stake declined, we actually increased our holdings in several companies including Calpine, Charter Communications, Tenet HealthCare and Allied Waste Industries, and initiated a new position in General Motors Acceptance Corporation.

The Fund had some detractors to performance among its health technology sector investments, which struggled to keep pace with the overall market and over the short term failed to meet our expectations for attractive current income and capital appreciation. Two pharmaceutical companies in particular, Pfizer and Merck & Co., vastly underperformed the overall stock market due to widely reported health complications related to their prescription drug products. These companies faced near-term fundamental challenges including lower profit growth, generic competition, drug pricing pressures and rising biotechnology competition. However, following our strategy, we believe a compelling longer term case can be made given their attractive dividend yields, strong corporate balance sheets, and ongoing long-range focus on new product development.

In addition, securities of General Motors (GM) and Ford struggled due to historically high oil prices and disappointing company earnings. Increased global competition and the rising cost of legacy benefits for former employees, along with the need to continually refresh product offerings, hurt financial performance for companies like GM and Ford. Longer term, we believe actions taken to improve product quality and competitiveness, along with continued focus on cost reduction, should benefit these companies and could lead to improved valuations for their underlying securities.


24 | Semiannual Report

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.


[PHOTO OMMITTED]   /s/ Edward Perks,

                   Edward Perks, CFA


[PHOTO OMMITTED]   /s/ Charles B. Johnson

                   Charles B. Johnson

                   Portfolio Management Team
                   Franklin Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 25

Performance Summary as of 3/31/05

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------
CLASS A (SYMBOL: FKINX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.03     $2.45     $2.42
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0770
----------------------------------------------------------------------
CLASS B (SYMBOL: FBICX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.03     $2.44     $2.41
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0666
----------------------------------------------------------------------
CLASS B1 (SYMBOL: FICBX)                    CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.03     $2.45     $2.42
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0707
----------------------------------------------------------------------
CLASS C (SYMBOL: FCISX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.03     $2.46     $2.43
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0707
----------------------------------------------------------------------
CLASS R (SYMBOL: FISRX)                     CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.03     $2.43     $2.40
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0727
----------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRIAX)               CHANGE   3/31/05   9/30/04
----------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.03     $2.44     $2.41
----------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------
Dividend Income                   $0.0788
----------------------------------------------------------------------


26 | Semiannual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS B1: CDSC DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------
CLASS A                           6-MONTH           1-YEAR    5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +5.00%           +8.97%   +72.90%       +162.39%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)      +0.44%           +4.21%   +10.65%         +9.67%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)    $10,044          $10,421   $16,586        $25,180
-----------------------------------------------------------------------------------------
   Distribution Rate(4)                     5.86%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)             4.78%
-----------------------------------------------------------------------------------------
CLASS B                           6-MONTH           1-YEAR    3-YEAR   INCEPTION(11/1/01)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +4.58%           +8.09%   +34.13%        +43.14%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)      +0.58%           +4.09%    +9.45%        +10.40%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)    $10,058          $10,409   $13,113        $14,014
-----------------------------------------------------------------------------------------
   Distribution Rate(4)                     5.26%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)             4.14%
-----------------------------------------------------------------------------------------
CLASS B1                          6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +4.73%           +8.42%   +68.64%        +67.63%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)      +0.73%           +4.42%   +10.75%         +8.62%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)    $10,073          $10,442   $16,664        $16,763
-----------------------------------------------------------------------------------------
   Distribution Rate(4)                     5.63%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)             4.49%
-----------------------------------------------------------------------------------------
CLASS C                           6-MONTH           1-YEAR    5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +4.71%           +8.38%   +68.26%       +142.77%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)      +3.71%           +7.38%   +10.97%         +9.35%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)    $10,371          $10,738   $16,826        $24,277
-----------------------------------------------------------------------------------------
   Distribution Rate(4)                     5.61%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)             4.50%
-----------------------------------------------------------------------------------------
CLASS R                           6-MONTH           1-YEAR    3-YEAR    INCEPTION(1/1/02)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +4.86%           +8.66%   +35.73%        +41.03%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)      +3.86%           +7.66%   +10.72%        +11.19%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)    $10,386          $10,766   $13,573        $14,103
-----------------------------------------------------------------------------------------
   Distribution Rate(4)                     5.78%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)             4.65%
-----------------------------------------------------------------------------------------
ADVISOR CLASS(6)                  6-MONTH           1-YEAR    5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)          +5.10%           +9.17%   +73.79%       +167.41%
-----------------------------------------------------------------------------------------
Average Annual Total Return(2)      +5.10%           +9.17%   +11.69%        +10.34%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)    $10,510          $10,917   $17,379        $26,741
-----------------------------------------------------------------------------------------
   Distribution Rate(4)                     6.30%
-----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)             5.16%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 27

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S SHARE PRICE AND YIELD MAY BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1
(formerly Class B):   These shares have higher annual fees and expenses than
                      Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:        Shares are available to certain eligible investors as
                      described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/05.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +107.82% and +9.28%.


28 | Semiannual Report

Your Fund's Expenses

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 9/30/04      VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,050.00            $3.32
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.69            $3.28
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,045.80            $7.65
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,017.45            $7.54
-------------------------------------------------------------------------------------------------------
CLASS B1
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,047.30            $5.87
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.20            $5.79
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,047.10            $5.87
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.20            $5.79
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,048.60            $5.11
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.95            $5.04
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,051.00            $2.56
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.44            $2.52
-------------------------------------------------------------------------------------------------------

*    Expenses are equal to the annualized expense for each class (A: 0.65%; B:
     1.50%; B1: 1.15%; C: 1.15%; R: 1.00%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


30 | Semiannual Report

Franklin U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks high, current income from a portfolio of U.S. government securities.

--------------------------------------------------------------------------------
Since 1983, the Fund has invested primarily in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.(1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin U.S. Government Securities Fund Based on Total Net
Assets as of 3/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

            GNMA ......................  97.7%
            Short-Term Investments &
            Other Net Assets ..........   2.3%
--------------------------------------------------------------------------------

We are pleased to bring you Franklin U.S. Government Securities Fund's semiannual report for the period ended March 31, 2005.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +1.01% cumulative total return for the six months under review. The Fund outperformed the Lehman Brothers Intermediate U.S. Government Bond Index, which returned

(1) U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agency or instrumentalities, as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.


                                                          Semiannual Report | 31

FRANKLIN U.S. GOVERNMENT SECURITIES FUND -
CLASS A VS. COMPARABLE INVESTMENTS*
Risk vs. Return (4/00-3/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PLOT CHART IN THE PRINTED MATERIAL.]


                                                         Risk         Return
                                                       -------------------------
    Franklin US Government Securities Fund - Class A     2.73%         6.06%
    Payden & Rygel 1-Year Treasury Bill                  1.03%         3.36%
    Payden & Rygel 10-Year Treasury Note                 8.14%         7.11%
    Payden & Rygel 30-Year Treasury Bond                 12.45%        8.70%

THE CHART DOES NOT INCLUDE THE FUND'S CURRENT, MAXIMUM 4.25% INITIAL SALES CHARGE. IF SALES CHARGES WERE INCLUDED, THE RETURNS WOULD HAVE BEEN LOWER.

* Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance does not guarantee future results.

-0.46%.(2) In comparison, the Lipper GNMA Funds Objective Average returned 0.70% for the same period.(2) The Fund's return reflects the effect of management fees and expenses, while the index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 36.

(2) Sources: Lehman Brothers Inc.; Lipper Inc. The Lehman Brothers Intermediate U.S. Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The Lipper GNMA Funds Objective Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in Government National Mortgage Association securities. For the 6-month period ended 3/31/05, there were 64 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


32 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past six months, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.1% (not adjusted for inflation) in March 2005 compared with the same month a year earlier, which supported U.S. economic growth.(3)

Business spending also rose during the reporting period, contributing to economic growth. For example, nonresidential investment spending increased 14.5% in the fourth quarter of 2004, although it slowed to 4.7% in the first quarter of 2005.(4) Historically low interest rates continued to allow many companies easy access to capital, and ample cash helped some companies to boost their balance sheets. Many corporate debt investments also benefited from this improvement early in the period. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose significantly, as oil prices neared $57 a barrel.(5) The Federal Reserve Board (Fed) raised the federal funds target rate to 2.75% from 1.75% during the reporting period. Inflation remained relatively contained, as measured by the 2.3% rise for the core Consumer Price Index (CPI), which excludes food and energy costs, for the 12 months ended March 31, 2005. Although higher than in the past two calendar years, this matched the core CPI's 10-year average of 2.3%.(3) The Fed funds futures contracts priced in the potential for further rate increases. During the period, the yield curve flattened somewhat, as the 10-year U.S. Treasury yield also increased, but not as much as the shorter end of the curve. At period-end, the 10-year Treasury yielded 4.50%.

(3)  Source: Bureau of Labor Statistics.

(4)  Source: Bureau of Economic Analysis.

(5)  Source: Bloomberg Energy/Commodity Service.


                                                          Semiannual Report | 33

YIELD COMPARISON
3/31/05

   [THE FOLLOWING TABLE WAS REPRESENTED BY BAR CHART IN THE PRINTED MATERIAL.]

          Franklin U.S. Government Securities Fund - Class A*   4.25%
          10-Year Treasury Note*                                4.50%
          Lipper GNMA Funds Average*                            3.32%
          Money Market Funds Average*                           1.87%

* Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by SEC, is based on earnings of the Fund's portfolio for the 30 days ended 3/31/05. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. The Lipper GNMA Funds Average is an average of the monthly SEC yields of 64 funds in the Lipper GNMA Funds classification for the 30 days ended 3/31/05. The Lipper Money Market Funds Average is an average of the monthly SEC yields of 391 funds in the Lipper Money Market Funds classification for the 30 days ended 3/31/05. Lipper averages do not include sales charges.

DIVIDEND DISTRIBUTIONS*
Franklin U.S. Government Securities Fund
10/1/04-3/31/05

--------------------------------------------------------------------------------
                                     DIVIDEND PER SHARE
           ---------------------------------------------------------------------
MONTH        CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
--------------------------------------------------------------------------------
October     2.78 cents    2.50 cents    2.49 cents    2.58 cents    2.85 cents
--------------------------------------------------------------------------------
November    2.78 cents    2.50 cents    2.49 cents    2.58 cents    2.85 cents
--------------------------------------------------------------------------------
December    2.78 cents    2.48 cents    2.48 cents    2.56 cents    2.85 cents
--------------------------------------------------------------------------------
January     2.78 cents    2.48 cents    2.48 cents    2.56 cents    2.85 cents
--------------------------------------------------------------------------------
February    2.78 cents    2.48 cents    2.48 cents    2.56 cents    2.85 cents
--------------------------------------------------------------------------------
March       2.78 cents    2.49 cents    2.49 cents    2.58 cents    2.84 cents
--------------------------------------------------------------------------------
TOTAL      16.68 CENTS   14.93 CENTS   14.91 CENTS   15.42 CENTS   17.09 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

We seek to invest predominantly in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments include short-term government securities and cash or cash equivalents.

MANAGER'S DISCUSSION

Our research shows that over the past 5-, 10- and 15-year time periods, GNMAs have offered attractive risk-adjusted returns when compared with a variety of asset classes including U.S. Treasuries, Agency debentures, investment grade and high yield corporate bonds, and large- and small-capitalization stocks. These time periods include various credit, prepayment, economic and interest rate cycles.

In the GNMA sector, we continued to uncover areas of the market where our research found relative value opportunities across the coupon spectrum. Despite the increase in intermediate-term interest rates during the reporting period, our holdings provided positive total returns for the Fund. When constructing our portfolios, we managed our allocations relative to our benchmark. As the yield curve flattened, we preferred 30-year GNMAs over 15-year GNMAs. Within the 30-year sector we invested in lower-coupon securities instead of higher-coupon securities. We also invested in more securities associated with the GNMA II program than the GNMA I program, and tended to focus more on specified pool purchasing rather than the To Be Announced (TBA) marketplace.(6)

(6) A TBA security consists of generic mortgage pools to be determined at the settlement date.


34 | Semiannual Report

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years to come.


[PHOTO OMITTED]   /s/ Jack Lemein

                  Jack Lemein


[PHOTO OMITTED]   /s/ Roger A. Bayston

                  Roger A. Bayston, CFA

                  Portfolio Management Team
                  Franklin U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 35

Performance Summary as of 3/31/05

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKUSX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.10    $6.58     $6.68
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                             $0.1668
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FUGBX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.10    $6.57     $6.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                             $0.1493
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUGX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.10    $6.55     $6.65
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                             $0.1491
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FUSRX)                               CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.11    $6.57     $6.68
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                             $0.1542
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FUSAX)                         CHANGE   3/31/05   9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.10    $6.59     $6.69
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                             $0.1709
--------------------------------------------------------------------------------


36 | Semiannual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------
CLASS A                           6-MONTH          1-YEAR   5-YEAR         10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)         +1.01%          +2.33%   +34.22%        +86.84%
---------------------------------------------------------------------------------------
Average Annual Total Return(2)     -3.34%          -2.02%    +5.15%         +5.99%
---------------------------------------------------------------------------------------
   Distribution Rate(3)                     4.86%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield(4)             4.25%
---------------------------------------------------------------------------------------
CLASS B                           6-MONTH          1-YEAR   5-YEAR   INCEPTION (1/1/99)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)         +0.74%          +1.79%   +30.80%        +33.23%
---------------------------------------------------------------------------------------
Average Annual Total Return(2)     -3.20%          -2.10%    +5.19%         +4.70%
---------------------------------------------------------------------------------------
   Distribution Rate(3)                     4.55%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield(4)             3.92%
---------------------------------------------------------------------------------------
CLASS C                           6-MONTH          1-YEAR   5-YEAR   INCEPTION (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)         +0.74%          +1.79%   +30.65%        +74.28%
---------------------------------------------------------------------------------------
Average Annual Total Return(2)     -0.24%          +0.81%    +5.49%         +5.76%
---------------------------------------------------------------------------------------
   Distribution Rate(3)                     4.56%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield(4)             3.92%
---------------------------------------------------------------------------------------
CLASS R                           6-MONTH          1-YEAR   3-YEAR   INCEPTION (1/1/02)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)         +0.66%          +1.80%   +12.50%        +13.61%
---------------------------------------------------------------------------------------
Average Annual Total Return(2)     -0.32%          +0.83%    +4.01%         +4.02%
---------------------------------------------------------------------------------------
   Distribution Rate(3)                     4.71%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield(4)             4.09%
---------------------------------------------------------------------------------------
ADVISOR CLASS(5)                  6-MONTH          1-YEAR   5-YEAR         10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)         +1.07%          +2.45%   +35.15%        +89.28%
---------------------------------------------------------------------------------------
Average Annual Total Return(2)     +1.07%          +2.45%    +6.21%         +6.59%
---------------------------------------------------------------------------------------
   Distribution Rate(3)                     5.17%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield(4)             4.57%
---------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 37

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD MAY BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SECURITIES OWNED BY THE FUND, BUT NOT SHARES OF THE FUND, ARE GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/05.

(4) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/05.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +62.83% and +6.09%.


38 | Semiannual Report

Your Fund's Expenses

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 9/30/04      VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,010.10              $3.61
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.34              $3.63
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,007.40              $6.21
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.75              $6.24
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,007.40              $6.21
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.75              $6.24
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,006.60              $5.45
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.50              $5.49
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,010.70              $2.96
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.99              $2.97
-------------------------------------------------------------------------------------------------------

*    Expenses are equal to the annualized expense ratio for each class (A:
     0.72%; B: 1.24%; C: 1.24%; R: 1.09%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


40 | Semiannual Report

Franklin Utilities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.

--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Utilities Fund's semiannual report for the period ended March 31, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Utilities Fund - Class A posted a +12.79% cumulative total return. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.88% for the same period.(1) Given that the Fund invests in only a few sectors within the S&P 500, the Fund's results are not directly comparable to the index's. You can find the Fund's long-term performance data in the Performance Summary beginning on page 45.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an annualized 3.8% rate in fourth quarter 2004 and an estimated annualized 3.1% in first quarter 2005, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the widening trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

The labor market firmed as employment increased and the unemployment rate dropped from 5.5% to 5.2% during the reporting period.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. Soaring energy prices cooled consumer sentiment, but core retail sales held strong.

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks for U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)  Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 94.


                                                          Semiannual Report | 41

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets as of 3/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

          Electric Utilities ..................................   73.0%

          Multi-Utilities & Unregulated Power .................   11.7%

          Gas Utilities .......................................   11.2%

          Integrated Telecommunication Services ...............    2.6%

          Oil & Gas Refining Marketing & Transportation .......    1.0%

          Short-Term Investments & Other Net Assets ...........    0.5%

--------------------------------------------------------------------------------

The Federal Reserve Board (Fed) raised the federal funds target rate from 1.75% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended March 31, 2005, as measured by the 2.3% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising inflation, the fluctuating dollar and interest rate hikes during the period. Corporate profits rebounded and dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(3) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 5.37% for the period under review, while the broader S&P 500 rose 6.88%, and the technology-heavy NASDAQ Composite Index increased 5.74%.(4)

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

During the past six months, the Fund outperformed the general market, as measured by the S&P 500. Positive industry fundamentals including strong balance sheets and continued cash flow generation contributed to the outperformance. Rising oil and natural gas prices created some favorable investment opportunities in those utilities involved in oil and gas exploration and production,

(3) Source: Standard & Poor's, "2004 Buybacks Soar to Record Levels, Says S&P," STANDARDANDPOORS.COM, 4/7/05.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


42 | Semiannual Report
and those with large coal and nuclear power generation assets. Some Fund investments realized higher returns in their energy supply businesses due to high natural gas prices. TXU, for example, captured higher operating margins from the peaking natural gas commodity cycle during the reporting period. In addition, we continued to realize value from the nation's leading nuclear generation companies, Entergy, Southern Company and Exelon, which were relatively well-positioned given recent market conditions and fuel prices.

We continued to see value in Dominion Resources, the Fund's largest holding at period-end. As an integrated utility with a direct exposure to the commodity cycle, Dominion contributed to Fund performance with a strong dividend yield and solid growth potential. At the other end of the country, an improved regulatory situation and market stabilization following the California energy crisis of 2000-2001 unlocked value in three of our California utility holdings: PG&E, Edison International and Sempra Energy. PG&E recently reinstated its regular dividend and performed well in the past six months. Edison International and Sempra Energy generated impressive returns of 20% and 11%, and both companies recently raised their dividends by 25% and 16% respectively. Our large holdings in Exelon and Entergy reflected our belief that nuclear power generators will continue to outperform their peers in an era characterized by high-priced fossil fuels and environmental legislation. In December 2004, the Fund also benefited from Exelon's bid to acquire Public Service Enterprise Group, greatly enhancing the combined entities' market position while achieving business synergies across their portfolio of valuable assets.

Furthermore, the Fund continued to realize sound returns from our international holdings. United Utilities and Scottish & Southern Energy delivered strong price appreciation and solid dividend yields. These holdings, along with our other U.K.-based investments, benefited from currency exchange rates between the British pound and the U.S. dollar.

In general, the Fund's holdings recorded positive performance during the period under review. However, Nicor and Puget Energy posted lackluster returns in recent months. Nicor, an Illinois-based gas distributor, faced a regulatory investigation regarding allegations of revenue-sharing fraud, as well as turnover at the senior management level. Shares of Puget Energy, a Washington-based utility, struggled due to regulatory uncertainty and lower than expected earnings forecasts. Based upon our long-term investment strategy, we continued to hold positions in these companies, as we believe that their future prospects remained positive.

TOP 10 EQUITY HOLDINGS
Franklin Utilities Fund
3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     4.8%
--------------------------------------------------------------------------------
Entergy Corp.                                                               4.7%
--------------------------------------------------------------------------------
Exelon Corp.                                                                4.7%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              4.0%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           3.4%
--------------------------------------------------------------------------------
PPL Corp.                                                                   3.3%
--------------------------------------------------------------------------------
Southern Co.                                                                3.3%
--------------------------------------------------------------------------------
United Utilities PLC, ord. & A (U.K.)                                       3.1%
--------------------------------------------------------------------------------
Cinergy Corp.                                                               3.1%
--------------------------------------------------------------------------------
American Electric Power Co. Inc., ord. & 9.25% cvt. pfd.                    3.0%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 43

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/ John C. Kohli

                  John C. Kohli, CFA
                  Portfolio Manager
                  Franklin Utilities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON SUCH FACTORS AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


44 | Semiannual Report

Performance Summary as of 3/31/05

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKUTX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$1.05    $11.21     $10.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.2422
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRUBX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$1.06    $11.21     $10.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.2109
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUSX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$1.06    $11.19     $10.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.2106
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FRURX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$1.05    $11.20     $10.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.2231
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRUAX)                        CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$1.05    $11.25     $10.20
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.2538
--------------------------------------------------------------------------------


                                                          Semiannual Report | 45

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                          6-MONTH           1-YEAR   5-YEAR          10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)        +12.79%          +19.49%   +72.46%        +154.97%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)     +8.01%          +14.46%   +10.55%          +9.33%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $10,801          $11,446   $16,515         $24,404
----------------------------------------------------------------------------------------
   Distribution Rate(4)                    3.45%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)            3.30%
----------------------------------------------------------------------------------------
CLASS B                          6-MONTH           1-YEAR   5-YEAR    INCEPTION (1/1/99)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)        +12.58%          +18.86%   +68.06%         +44.05%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)     +8.58%          +14.86%   +10.68%          +6.02%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $10,858          $11,486   $16,606         $14,405
----------------------------------------------------------------------------------------
   Distribution Rate(4)                    3.41%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)            2.94%
----------------------------------------------------------------------------------------
CLASS C                          6-MONTH           1-YEAR   5-YEAR    INCEPTION (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)        +12.60%          +18.89%   +68.18%        +138.41%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)    +11.60%          +17.89%   +10.96%          +9.15%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $11,160          $11,789   $16,818         $23,841
----------------------------------------------------------------------------------------
   Distribution Rate(4)                    3.41%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)            2.94%
----------------------------------------------------------------------------------------
CLASS R                          6-MONTH           1-YEAR   3-YEAR    INCEPTION (1/1/02)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)        +12.61%          +19.10%   +27.76%         +31.63%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)    +11.61%          +18.10%    +8.51%          +8.85%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $11,161          $11,810   $12,776         $13,163
----------------------------------------------------------------------------------------
   Distribution Rate(4)                    3.47%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)            3.09%
----------------------------------------------------------------------------------------
ADVISOR CLASS(6)                 6-MONTH           1-YEAR   5-YEAR          10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)        +12.86%          +19.62%   +73.59%        +160.78%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)    +12.86%          +19.62%   +11.66%         +10.06%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)   $11,286          $11,962   $17,359         $26,078
----------------------------------------------------------------------------------------
   Distribution Rate(4)                    3.73%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)            3.59%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


46 | Semiannual Report

ENDNOTES

IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) Distribution rate is based on an annualization of the respective class's current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/05.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/05.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +103.92% and +9.02%.


                                                          Semiannual Report | 47

Your Fund's Expenses

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


48 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 9/30/04      VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,127.90              $4.14
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.04              $3.93
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,125.80              $6.78
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.44
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,126.00              $6.78
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.44
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,126.10              $5.99
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.30              $5.69
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,128.60              $3.34
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.79              $3.18
-------------------------------------------------------------------------------------------------------

*    Expenses are equal to the annualized expense ratio for each class (A:
     0.78%; B: 1.28%; C: 1.28%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 49

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                                   ---------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2005                    YEAR ENDED SEPTEMBER 30,
CLASS A                                               (UNAUDITED)       2004        2003        2002        2001        2000
                                                   ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  22.01         $  20.17    $  15.37    $  18.76    $  28.60    $  23.11
                                                   ---------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a) .............         0.04            (0.09)      (0.06)       0.03        0.44        0.56

   Net realized and unrealized gains (losses) ..         0.67             1.93        4.86       (3.11)      (9.70)       5.30
                                                   ---------------------------------------------------------------------------
Total from investment operations ...............         0.71             1.84        4.80       (3.08)      (9.26)       5.86
                                                   ---------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................           --               --          --       (0.29)      (0.58)      (0.37)

   Tax return of capital .......................           --               --          --       (0.02)         --          --
                                                   ---------------------------------------------------------------------------
Total distributions ............................           --               --          --       (0.31)      (0.58)      (0.37)
                                                   ---------------------------------------------------------------------------
Redemption fees ................................           --(c)            --(c)       --          --          --          --
                                                   ---------------------------------------------------------------------------
Net asset value, end of period .................     $  22.72         $  22.01    $  20.17    $  15.37    $  18.76    $  28.60
                                                   ===========================================================================

Total return(b) ................................         3.23%            9.12%      31.23%     (16.83)%    (32.86)%     25.57%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $600,802         $640,120    $558,687    $413,309    $530,074    $809,140

Ratios to average net assets:

   Expenses ....................................         0.97%(d)         0.97%       1.04%       1.00%       0.95%       0.94%

   Net investment income (loss) ................         0.33%(d)        (0.41)%     (0.40)%      0.13%       1.93%       1.98%

Portfolio turnover rate ........................        11.40%           14.93%      13.68%       8.11%       4.07%       5.45%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


50 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND (CONTINUED)

                                                   --------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2005                    YEAR ENDED SEPTEMBER 30,
CLASS B                                               (UNAUDITED)       2004        2003       2002       2001       2000(e)
                                                   --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $ 21.43          $ 19.79     $ 15.20    $ 18.57    $ 28.45    $28.05
                                                   --------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a) .............       (0.05)           (0.25)      (0.25)     (0.12)      0.25      0.28

   Net realized and unrealized gains (losses) ..        0.66             1.89        4.84      (3.08)     (9.62)     0.12
                                                   --------------------------------------------------------------------------
Total from investment operations ...............        0.61             1.64        4.59      (3.20)     (9.37)     0.40
                                                   --------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................          --               --          --      (0.16)     (0.51)       --

   Tax return of capital .......................          --               --          --      (0.01)        --        --
                                                   --------------------------------------------------------------------------
Total distributions ............................          --               --          --      (0.17)     (0.51)       --
                                                   --------------------------------------------------------------------------
Redemption fees ................................          --(c)            --(c)       --         --         --        --
                                                   --------------------------------------------------------------------------
Net asset value, end of period .................     $ 22.04          $ 21.43     $ 19.79    $ 15.20    $ 18.57    $28.45
                                                   ==========================================================================

Total return(b) ................................        2.85%            8.29%      30.20%    (17.51)%   (33.37)%    1.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $18,822          $18,824     $10,406    $ 5,066    $ 5,473    $4,749

Ratios to average net assets:

   Expenses ....................................        1.71%(d)         1.72%       1.79%      1.75%      1.70%     1.73%(d)

   Net investment income (loss) ................       (0.41)%(d)       (1.16)%     (1.15)%     (.62)%     1.13%     1.43%(d)

Portfolio turnover rate ........................       11.40%           14.93%      13.68%      8.11%      4.07%     5.45%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e)  For the period February 1, 2000 (effective date) to September 30, 2000.


                     Semiannual Report | See notes to financial statements. | 51

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND (CONTINUED)

                                                   ------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2005                    YEAR ENDED SEPTEMBER 30,
CLASS C                                               (UNAUDITED)       2004        2003       2002       2001       2000
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........      $ 21.21         $ 19.59     $ 15.04    $ 18.34    $ 27.95    $  22.64
                                                   ------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a) .............        (0.05)          (0.25)      (0.25)     (0.11)      0.27        0.34

   Net realized and unrealized gains (losses) ..         0.65            1.87        4.80      (3.05)     (9.50)       5.21
                                                   ------------------------------------------------------------------------
Total from investment operations ...............         0.60            1.62        4.55      (3.16)     (9.23)       5.55
                                                   ------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................           --              --          --      (0.13)     (0.38)      (0.24)

   Tax return of capital .......................           --              --          --      (0.01)        --          --
                                                   ------------------------------------------------------------------------
Total distributions ............................           --              --          --      (0.14)     (0.38)      (0.24)
                                                   ------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)       --         --         --          --
                                                   ------------------------------------------------------------------------
Net asset value, end of period .................      $ 21.81         $ 21.21     $ 19.59    $ 15.04    $ 18.34    $  27.95
                                                   ========================================================================

Total return(b) ................................         2.83%           8.27%      30.25%    (17.48)%   (33.36)%     24.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............      $72,352         $75,642     $66,952    $51,809    $77,204    $126,313

Ratios to average net assets:

   Expenses ....................................         1.72%(d)        1.72%       1.79%      1.74%      1.70%       1.69%

Net investment income (loss) ...................       (0.42)%(d)       (1.16)%     (1.15)%    (0.61)%     1.19%       1.23%

Portfolio turnover rate ........................        11.40%          14.93%      13.68%      8.11%      4.07%       5.45%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


52 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                 COUNTRY       SHARES      VALUE
---------------------------------------------------------------------------------------------
    COMMON STOCKS 99.6%
    AEROSPACE & DEFENSE 0.5%
    Rockwell Collins Inc. ...........................   United States    75,000   $ 3,569,250
                                                                                  -----------

    AIR FREIGHT/COURIERS 2.7%
    C.H. Robinson Worldwide Inc. ....................   United States   150,000     7,729,500
    Expeditors International of Washington Inc. .....   United States    20,000     1,071,000
    United Parcel Service Inc., B ...................   United States   140,000    10,183,600
                                                                                  -----------
                                                                                   18,984,100
                                                                                  -----------

    BIOTECHNOLOGY 9.0%
(a) Amgen Inc. ......................................   United States   300,000    17,463,000
(a) Biogen Idec Inc. ................................   United States   100,000     3,451,000
(a) Charles River Laboratories International Inc. ...   United States   100,000     4,704,000
(a) Genentech Inc. ..................................   United States   375,000    21,228,750
(a) Gilead Sciences Inc. ............................   United States   150,000     5,370,000
(a) Invitrogen Corp. ................................   United States   150,000    10,380,000
                                                                                  -----------
                                                                                   62,596,750
                                                                                  -----------

    CABLE/SATELLITE TELEVISION 1.4%
(a) Comcast Corp., A ................................   United States   175,000     5,845,000
(a) Liberty Media Corp., A ..........................   United States   300,000     3,111,000
(a) Liberty Media International Inc., A .............   United States    15,000       656,100
                                                                                  -----------
                                                                                    9,612,100
                                                                                  -----------

    CASINOS/GAMING 0.8%
    International Game Technology ...................   United States   200,000     5,332,000
                                                                                  -----------

    CHEMICALS: SPECIALTY 1.1%
    Sigma-Aldrich Corp. .............................   United States   125,000     7,656,250
                                                                                  -----------

    COMPUTER COMMUNICATIONS 1.6%
(a) Cisco Systems Inc. ..............................   United States   600,000    10,734,000
                                                                                  -----------

    COMPUTER PERIPHERALS 0.4%
(a) Storage Technology Corp. ........................   United States    95,000     2,926,000
                                                                                  -----------

    COMPUTER PROCESSING HARDWARE 3.0%
(a) Apple Computer Inc. .............................   United States    50,000     2,083,500
(a) Dell Inc. .......................................   United States   250,000     9,605,000
    Hewlett-Packard Co. .............................   United States   400,000     8,776,000
                                                                                  -----------
                                                                                   20,464,500
                                                                                  -----------

    DATA PROCESSING SERVICES 2.7%
    First Data Corp. ................................   United States   225,000     8,844,750
    Paychex Inc. ....................................   United States   300,000     9,846,000
                                                                                  -----------
                                                                                   18,690,750
                                                                                  -----------


                                                          Semiannual Report | 53

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                 COUNTRY       SHARES      VALUE
---------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC EQUIPMENT/INSTRUMENTS 3.6%
(a) Agilent Technologies Inc. .......................   United States   300,000   $ 6,660,000
(a) Dolby Laboratories Inc., A ......................   United States   100,000     2,350,000
    Rockwell Automation Inc. ........................   United States   277,500    15,717,600
                                                                                  -----------
                                                                                   24,727,600
                                                                                  -----------

    ELECTRONIC PRODUCTION EQUIPMENT 3.7%
(a) Applied Materials Inc. ..........................   United States   500,000     8,125,000
(a) KLA-Tencor Corp. ................................   United States   200,000     9,202,000
(a) Lam Research Corp. ..............................   United States   150,000     4,329,000
(a) Varian Semiconductor Equipment Associates Inc. ..   United States   100,000     3,801,000
                                                                                  -----------
                                                                                   25,457,000
                                                                                  -----------

    ELECTRONICS/APPLIANCE STORES 1.0%
    Best Buy Co. Inc. ...............................   United States   125,000     6,751,250
                                                                                  -----------

    ELECTRONICS/APPLIANCES 0.1%
    Eastman Kodak Co. ...............................   United States    30,000       976,500
                                                                                  -----------

    FINANCIAL CONGLOMERATES 0.6%
    Citigroup Inc. ..................................   United States   100,000     4,494,000
                                                                                  -----------

    FINANCIAL PUBLISHING/SERVICES 1.4%
    Moody's Corp. ...................................   United States   120,000     9,703,200
                                                                                  -----------

    HOSPITAL/NURSING MANAGEMENT 0.2%
(a) United Surgical Partners International Inc. .....   United States    30,000     1,373,100
                                                                                  -----------

    HOUSEHOLD/PERSONAL CARE 0.6%
    Estee Lauder Cos. Inc., A .......................   United States   100,000     4,498,000
                                                                                  -----------

    INDUSTRIAL CONGLOMERATES 1.0%
    Tyco International Ltd. .........................   United States   200,000     6,760,000
                                                                                  -----------

    INFORMATION TECHNOLOGY SERVICES 3.1%
(a) Cognizant Technology Solutions Corp., A .........   United States   220,000    10,164,000
    International Business Machines Corp. ...........   United States   120,000    10,965,600
                                                                                  -----------
                                                                                   21,129,600
                                                                                  -----------

    INSURANCE BROKERS/SERVICES 0.7%
(a) ChoicePoint Inc. ................................   United States   120,000     4,813,200
                                                                                  -----------

    INTERNET SOFTWARE/SERVICES 6.3%
(a) Google Inc., A ..................................   United States    75,000    13,538,250
(a) InfoSpace Inc. ..................................   United States   120,000     4,899,600
(a) Marchex Inc., B .................................   United States   122,300     2,279,672
(a) VeriSign Inc. ...................................   United States   100,000     2,870,000
(a) Yahoo! Inc. .....................................   United States   600,000    20,340,000
                                                                                  -----------
                                                                                   43,927,522
                                                                                  -----------


54 | Semiannual Report

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                           COUNTRY       SHARES      VALUE
---------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MAJOR PHARMACEUTICALS 3.3%
    Bristol-Myers Squibb Co. ..................   United States   100,000   $ 2,546,000
    Johnson & Johnson .........................   United States   150,000    10,074,000
    Pfizer Inc. ...............................   United States   400,000    10,508,000
                                                                            -----------
                                                                             23,128,000
                                                                            -----------

    MANAGED HEALTH CARE 5.4%
(a) Caremark Rx Inc. ..........................   United States   200,000     7,956,000
(a) Centene Corp. .............................   United States   100,000     2,999,000
    UnitedHealth Group Inc. ...................   United States   275,000    26,229,500
                                                                            -----------
                                                                             37,184,500
                                                                            -----------

    MEDIA CONGLOMERATES 1.3%
    News Corp. Ltd., B ........................   United States   300,000     5,283,000
(a) Time Warner Inc. ..........................   United States   200,000     3,510,000
                                                                            -----------
                                                                              8,793,000
                                                                            -----------

    MEDICAL SPECIALTIES 9.0%
    Alcon Inc. ................................    Switzerland    150,000    13,393,500
    Medtronic Inc. ............................   United States   275,000    14,011,250
    Stryker Corp. .............................   United States   280,000    12,490,800
(a) Varian Medical Systems Inc. ...............   United States   125,000     4,285,000
(a) Waters Corp. ..............................   United States   200,000     7,158,000
(a) Zimmer Holdings Inc. ......................   United States   140,000    10,893,400
                                                                            -----------
                                                                             62,231,950
                                                                            -----------

    MEDICAL/NURSING SERVICES 0.9%
(a) VCA Antech Inc. ...........................   United States   300,000     6,069,000
                                                                            -----------

    MOVIES/ENTERTAINMENT 1.4%
(a) Pixar .....................................   United States   100,000     9,755,000
                                                                            -----------

    OILFIELD SERVICES/EQUIPMENT 1.5%
    Schlumberger Ltd. .........................   United States   150,000    10,572,000
                                                                            -----------

    OTHER CONSUMER SERVICES 2.2%
(a) eBay Inc. .................................   United States   400,000    14,904,000
                                                                            -----------

    OTHER PHARMACEUTICALS 1.3%
    Teva Pharmaceutical Industries Ltd., ADR ..     Israel       300,000     9,300,000
                                                                            -----------

    PACKAGED SOFTWARE 9.7%
    Adobe Systems Inc. ........................   United States   260,000    17,464,200
    Autodesk Inc. .............................   United States   300,000     8,928,000
(a) Cognos Inc. ...............................      Canada       150,000     6,291,000
    Microsoft Corp. ...........................   United States   950,000    22,961,500
(a) NAVTEQ Corp. ..............................   United States   160,000     6,936,000
(a) Symantec Corp. ............................   United States   200,000     4,266,000
                                                                            -----------
                                                                             66,846,700
                                                                            -----------


                                                          Semiannual Report | 55

Franklin Custodian Funds, Inc.

-----------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                COUNTRY        SHARES        VALUE
-----------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    RECREATIONAL PRODUCTS 1.9%
(a) Electronic Arts Inc. ...........................   United States     250,000   $ 12,945,000
                                                                                   ------------

    SAVINGSBANKS 0.9%
    Golden West Financial Corp. ....................   United States     100,000      6,050,000
                                                                                   ------------

    SEMICONDUCTORS 11.2%
    Analog Devices Inc. ............................   United States     310,000     11,203,400
    Intel Corp. ....................................   United States   1,150,000     26,714,500
(a) International Rectifier Corp. ..................   United States     180,000      8,190,000
    Linear Technology Corp. ........................   United States     400,000     15,324,000
(a) Marvell Technology Group Ltd. ..................      Bermuda         75,000      2,875,500
    Microchip Technology Inc. ......................   United States     150,000      3,901,500
    Xilinx Inc. ....................................   United States     320,000      9,353,600
                                                                                   ------------
                                                                                     77,562,500
                                                                                   ------------

    SERVICES TO THE HEALTH INDUSTRY 0.9%
(a) Pharmaceutical Product Development Inc. ........   United States     125,000      6,056,250
                                                                                   ------------

    TELECOMMUNICATIONS EQUIPMENT 3.2%
    Motorola Inc. ..................................   United States     680,750     10,190,827
(a) Nokia Corp., ADR ...............................      Finland        315,000      4,860,450
    QUALCOMM Inc. ..................................   United States     200,000      7,330,000
                                                                                   ------------
                                                                                     22,381,277
                                                                                   ------------
    TOTAL COMMON STOCKS (COST $479,823,807) ........                                688,955,849
                                                                                   ------------

    SHORT TERM INVESTMENT (COST $4,093,487) 0.6%
    MONEY FUND 0.6%
(b) Franklin Institutional Fiduciary Trust
    Money Market Portfolio .........................   United States   4,093,487      4,093,487
                                                                                   ------------
    TOTAL INVESTMENTS (COST $483,917,294) 100.2% ...                                693,049,336
    OTHER ASSETS, LESS LIABILITIES (0.2)% ..........                                 (1,074,687)
                                                                                   ------------
    NET ASSETS 100.0% ..............................                               $691,974,649
                                                                                   ============

See Selected Portfolio Abbreviations on page 97.

(a) Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


56 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                           ----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                            MARCH 31, 2005                         YEAR ENDED SEPTEMBER 30,
CLASS A                                       (UNAUDITED)         2004        2003         2002         2001         2000
                                           ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ...    $    30.58        $    26.87   $    22.02   $    27.81   $    36.91   $    33.21
                                           ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ............          0.09              0.06         0.08         0.07         0.23         0.45

   Net realized and unrealized gains
      (losses) .........................          2.58              3.68         4.81        (5.65)       (7.26)        3.96
                                           ----------------------------------------------------------------------------------
Total from investment operations .......          2.67              3.74         4.89        (5.58)       (7.03)        4.41
                                           ----------------------------------------------------------------------------------
Less distributions from:

   Net investment income ...............         (0.08)            (0.03)       (0.04)       (0.16)       (0.40)       (0.45)

   Net realized gains ..................            --                --           --        (0.05)       (1.67)       (0.26)
                                           ----------------------------------------------------------------------------------
Total distributions ....................         (0.08)            (0.03)       (0.04)       (0.21)       (2.07)       (0.71)
                                           ----------------------------------------------------------------------------------
Redemption fees ........................            --(c)             --(c)        --           --           --           --
                                           ----------------------------------------------------------------------------------
Net asset value, end of period .........    $    33.17        $    30.58   $    26.87   $    22.02   $    27.81   $    36.91
                                           ==================================================================================

Total return(b) ........................          8.73%            13.92%       22.27%      (20.35)%     (20.12)%      13.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $1,563,357        $1,531,871   $1,433,742   $1,249,745   $1,657,387   $2,149,928

Ratios to average net assets:

   Expenses ............................          0.93%(d)          0.98%        1.06%        0.96%        0.91%        0.93%

   Net investment income ...............          0.58%(d)          0.20%        0.31%        0.24%        0.69%        1.27%

Portfolio turnover rate ................          0.58%             1.56%        5.12%        2.16%        0.29%        8.12%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 57

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                    -------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2005                  YEAR ENDED SEPTEMBER 30,
CLASS B                                                (UNAUDITED)       2004         2003       2002       2001       2000
                                                    -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $  29.77         $  26.32     $  21.70   $ 27.46    $ 36.54    $ 33.03
                                                    -------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a) ..............        (0.03)           (0.16)       (0.11)    (0.14)     (0.03)      0.16

   Net realized and unrealized gains (losses) ...         2.51             3.61         4.73     (5.57)     (7.18)      3.96
                                                    -------------------------------------------------------------------------
Total from investment operations ................         2.48             3.45         4.62     (5.71)     (7.21)      4.12
                                                    -------------------------------------------------------------------------
Less distributions from:

   Net investment income ........................           --               --           --        --      (0.20)     (0.35)

   Net realized gains ...........................           --               --           --     (0.05)     (1.67)     (0.26)
                                                    -------------------------------------------------------------------------
Total distributions .............................           --               --           --     (0.05)     (1.87)     (0.61)
                                                    -------------------------------------------------------------------------
Redemption fees .................................           --(c)            --(c)        --        --         --         --
                                                    -------------------------------------------------------------------------
Net asset value, end of period ..................     $  32.25         $  29.77     $  26.32   $ 21.70    $ 27.46    $ 36.54
                                                    =========================================================================

Total return(b) .................................         8.33%           13.11%       21.29%   (20.90)%   (20.74)%    12.68%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $126,078         $121,986     $103,499   $75,141    $66,095    $38,353

Ratios to average net assets:

   Expenses .....................................         1.68%(d)         1.73%        1.81%     1.71%      1.66%      1.68%

   Net investment income (loss) .................        (0.17)%(d)       (0.55)%      (0.44)%   (0.51)%    (0.10)%     0.45%

Portfolio turnover rate .........................         0.58%            1.56%        5.12%     2.16%      0.29%      8.12%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


58 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2005                      YEAR ENDED SEPTEMBER 30,
CLASS C                                                (UNAUDITED)         2004           2003        2002        2001        2000
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period.............       $  29.51       $  26.09       $  21.51    $  27.24    $  36.19    $  32.58
                                                    -------------------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a)...............          (0.03)         (0.16)         (0.11)      (0.14)      (0.02)       0.18

   Net realized and unrealized gains (losses)....           2.49           3.58           4.69       (5.54)      (7.13)       3.91
                                                    -------------------------------------------------------------------------------
Total from investment operations.................           2.46           3.42           4.58       (5.68)      (7.15)       4.09
                                                    -------------------------------------------------------------------------------

Less distributions from:

   Net investment income.........................             --             --             --          --       (0.13)      (0.22)

   Net realized gains............................             --             --             --       (0.05)      (1.67)      (0.26)
                                                    -------------------------------------------------------------------------------
Total distributions..............................             --             --             --       (0.05)      (1.80)      (0.48)
                                                    -------------------------------------------------------------------------------
Redemption fees..................................             --(c)          --(c)          --          --          --          --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period...................       $  31.97       $  29.51       $  26.09    $  21.51    $  27.24    $  36.19
                                                    ===============================================================================

Total return(b)..................................           8.34%         13.11%         21.29%     (20.92)%    (20.72)%     12.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)................       $272,895       $270,131       $259,169    $232,307    $310,650    $374,483

Ratios to average net assets:

   Expenses......................................           1.68%(d)       1.73%          1.82%       1.70%       1.66%       1.68%

   Net investment income (loss)..................          (0.17)%(d)     (0.55)%        (0.45)      (0.51)%     (0.06)%      0.52%

Portfolio turnover rate..........................           0.58%          1.56%          5.12%       2.16%       0.29%       8.12%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 59

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                     ----------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005         YEAR ENDED SEPTEMBER 30,
CLASS R                                                 (UNAUDITED)        2004        2003   2002(e)
                                                     ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period..............      $ 30.39         $ 26.74     $ 21.98   $ 31.59
                                                     ----------------------------------------------------
Income from investment operations:

   Net investment income (loss)(a)................         0.05           (0.02)         --        --

   Net realized and unrealized gains (losses).....         2.56            3.67        4.81     (9.61)
                                                     ----------------------------------------------------
Total from investment operations..................         2.61            3.65        4.81     (9.61)
                                                     ----------------------------------------------------
Less distributions from net investment income.....        (0.01)             --       (0.05)      --
                                                     ----------------------------------------------------
Redemption fees...................................           --(c)           --(c)       --       --
                                                     ----------------------------------------------------
Net asset value, end of period....................      $ 32.99         $ 30.39     $ 26.74   $ 21.98
                                                     ====================================================

Total return(b)...................................         8.57%          13.65%      21.92%   (30.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's).................      $23,080         $20,060     $14,755   $ 2,788

Ratios to average net assets:

   Expenses                                                1.18%(d)        1.23%       1.31%     1.21%(d)

   Net investment income (loss)                            0.33%(d)       (0.05)%      0.06%     0.02%(d)

Portfolio turnover rate...........................         0.58%           1.56%       5.12%     2.16%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e)  For the period January 1, 2002 (effective date) to September 30, 2002.


60 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND (CONTINUED)

                                                     ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005                   YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                           (UNAUDITED)         2004        2003      2002       2001       2000
                                                     ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period..............      $  30.63        $  26.91     $ 22.06   $ 27.86    $ 36.99    $ 33.27
                                                     ------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a).......................          0.13            0.14        0.14      0.14       0.31       0.54

   Net realized and unrealized gains (losses).....          2.59            3.67        4.82     (5.65)     (7.28)      3.97
                                                     ------------------------------------------------------------------------
Total from investment operations..................          2.72            3.81        4.96     (5.51)     (6.97)      4.51
                                                     ------------------------------------------------------------------------
Less distributions from:

   Net investment income..........................         (0.16)          (0.09)      (0.11)    (0.24)     (0.49)     (0.53)

   Net realized gains.............................            --              --          --     (0.05)     (1.67)     (0.26)
                                                     ------------------------------------------------------------------------
Total distributions...............................            --           (0.09)      (0.11)    (0.29)     (2.16)     (0.79)
                                                     ------------------------------------------------------------------------
Redemption fees...................................            --(c)           --(c)       --        --         --         --
                                                     ------------------------------------------------------------------------
Net asset value, end of period....................      $  33.19        $  30.63     $ 26.91   $ 22.06    $ 27.86    $ 36.99
                                                     ========================================================================

Total return(b)...................................          8.87%          14.19%      22.58%   (20.14)%   (19.94)%    13.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's).................      $196,029        $133,332     $41,216   $27,431    $32,498    $39,442

Ratios to average net assets:

   Expenses.......................................          0.68%(d)        0.73%       0.81%     0.71%      0.66%      0.68%

   Net investment income..........................          0.83%(d)        0.45%       0.56%     0.49%      0.94%      1.51%

Portfolio turnover rate...........................          0.58%           1.56%       5.12%     2.16%      0.29%      8.12%

(a)  Based on average daily shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 61

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                COUNTRY      SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 99.7%
    COMMERCIAL SERVICES 3.0%
(a) Dun & Bradstreet Corp. .......................   United States        122,000      $  7,496,900
    Equifax Inc. .................................   United States        400,000        12,276,000
    Moody's Corp. ................................   United States        244,000        19,729,840
    Robert Half International Inc. ...............   United States        300,000         8,088,000
    Sabre Holdings Corp., A ......................   United States        800,000        17,504,000
                                                                                       ------------
                                                                                         65,094,740
                                                                                       ------------

    CONSUMER DURABLES 1.3%
    Eastman Kodak Co. ............................   United States        500,000        16,275,000
    Harley-Davidson Inc. .........................   United States        200,000        11,552,000
                                                                                       ------------
                                                                                         27,827,000
                                                                                       ------------

    CONSUMER NON-DURABLES 3.6%
    Hershey Foods Corp. ..........................   United States        516,400        31,221,544
    International Flavors & Fragrances Inc. ......   United States        409,300        16,167,350
    Tootsie Roll Industries Inc. .................   United States         22,488           674,640
    V.F. Corp. ...................................   United States        500,000        29,570,000
                                                                                       ------------
                                                                                         77,633,534
                                                                                       ------------

    CONSUMER SERVICES 5.0%
    Carnival Corp. ...............................   United States        500,000        25,905,000
    Clear Channel Communications Inc. ............   United States        500,000        17,235,000
    Fairmont Hotels & Resorts Inc. ...............       Canada           125,000         4,142,500
(a) Time Warner Inc. .............................   United States      1,350,000        23,692,500
    Viacom Inc., A ...............................   United States        200,000         7,008,000
    Viacom Inc., B ...............................   United States        100,000         3,483,000
    The Walt Disney Co. ..........................   United States      1,000,000        28,730,000
                                                                                       ------------
                                                                                        110,196,000
                                                                                       ------------

    DISTRIBUTION SERVICES 3.0%
    Cardinal Health Inc. .........................   United States        300,000        16,740,000
    Genuine Parts Co. ............................   United States        400,000        17,396,000
    W.W. Grainger Inc. ...........................   United States        500,000        31,135,000
                                                                                       ------------
                                                                                         65,271,000
                                                                                       ------------

    ELECTRONIC TECHNOLOGY 19.2%
(a) Agilent Technologies Inc. ....................   United States        400,000         8,880,000
(a) Apple Computer Inc. ..........................   United States      1,000,000        41,670,000
    Boeing Co. ...................................   United States      1,000,000        58,460,000
(a) Cisco Systems Inc. ...........................   United States      1,350,000        24,151,500
(a) Conexant Systems Inc. ........................   United States        300,000           450,000
(a) Dell Inc. ....................................   United States        500,000        19,210,000
(a) Dionex Corp. .................................   United States        250,000        13,625,000
(a) EMC Corp. ....................................   United States      1,000,000        12,320,000
(a) Gateway Inc. .................................   United States        500,000         2,015,000
    General Dynamics Corp. .......................   United States        500,000        53,525,000
    Hewlett-Packard Co. ..........................   United States      1,116,250        24,490,525


62 | Semiannual Report

Franklin Custodian Funds, Inc.

----------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                COUNTRY       SHARES/WARRANTS       VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
    Intel Corp. ..................................    United States        800,000      $ 18,584,000
    Lockheed Martin Corp. ........................    United States        500,000        30,530,000
(a) Micrel Inc. ..................................    United States         25,000           230,500
(a) Mindspeed Technologies Inc. ..................    United States        100,000           223,000
(a) Mykrolis Corp. ...............................    United States        270,725         3,871,368
    Northrop Grumman Corp. .......................    United States      1,000,000        53,980,000
    Raytheon Co. .................................    United States        600,000        23,220,000
    Rockwell Automation Inc. .....................    United States        100,000         5,664,000
    Rockwell Collins Inc. ........................    United States        100,000         4,759,000
(a) Sun Microsystems Inc. ........................    United States      1,600,000         6,464,000
    Texas Instruments Inc. .......................    United States        515,000        13,127,350
                                                                                        ------------
                                                                                         419,450,243
                                                                                        ------------

    ENERGY MINERALS 2.7%
    BP PLC, ADR ..................................   United Kingdom        295,200        18,420,480
    EnCana Corp. .................................       Canada            342,000        24,083,640
    Royal Dutch Petroleum Co., N.Y. shs. .........     Netherlands         280,000        16,811,200
                                                                                        ------------
                                                                                          59,315,320
                                                                                        ------------

    FINANCE 0.3%
(a) ChoicePoint Inc. .............................    United States        160,000         6,417,597
                                                                                        ------------

    HEALTH SERVICES 0.8%
(a) Caremark Rx Inc. .............................    United States         75,625         3,008,362
    IMS Health Inc. ..............................    United States        500,000        12,195,000
(a) Medco Health Solutions Inc. ..................    United States         48,240         2,391,257
                                                                                        ------------
                                                                                          17,594,619
                                                                                        ------------

    HEALTH TECHNOLOGY 20.6%
    Abbott Laboratories ..........................    United States        400,000        18,648,000
(a) Advanced Medical Optics Inc. .................    United States         88,888         3,218,634
    Allergan Inc. ................................    United States        400,000        27,788,000
(a) Amgen Inc. ...................................    United States        932,000        54,251,720
    Baxter International Inc. ....................    United States        400,000        13,592,000
(a) Biogen Idec Inc. .............................    United States        325,000        11,215,750
    Bristol-Myers Squibb Co. .....................    United States        640,000        16,294,400
(a) Edwards Lifesciences Corp. ...................    United States         50,000         2,161,000
    Eli Lilly & Co. ..............................    United States        400,000        20,840,000
(a) Genentech Inc. ...............................    United States      1,000,000        56,610,000
(a) Hospira Inc. .................................    United States         40,000         1,290,800
    Johnson & Johnson ............................    United States        996,000        66,891,360
    Merck & Co. Inc. .............................    United States        500,000        16,185,000
(a) Millipore Corp. ..............................    United States        400,000        17,360,000
    Pall Corp. ...................................    United States        500,000        13,560,000
    Pfizer Inc. ..................................    United States      2,000,000        52,540,000
    Schering-Plough Corp. ........................    United States        500,000         9,075,000
(a) Waters Corp. .................................    United States        500,000        17,895,000


                                                          Semiannual Report | 63

Franklin Custodian Funds, Inc.

-----------------------------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                                    COUNTRY      SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
    Wyeth ...........................................................    United States        600,000      $ 25,308,000
(a) Zimmer Holdings Inc. ............................................    United States         64,000         4,979,840
                                                                                                           ------------
                                                                                                            449,704,504
                                                                                                           ------------

    INDUSTRIAL SERVICES 1.5%
    Schlumberger Ltd. ...............................................    United States        400,000        28,192,000
(a) Transocean Inc. .................................................    United States         77,440         3,985,062
                                                                                                           ------------
                                                                                                             32,177,062
                                                                                                           ------------

    PROCESS INDUSTRIES 2.0%
    Air Products & Chemicals Inc. ...................................    United States        500,000        31,645,000
    Sigma-Aldrich Corp. .............................................    United States        200,000        12,250,000
                                                                                                           ------------
                                                                                                             43,895,000
                                                                                                           ------------

    PRODUCER MANUFACTURING 20.6%
    3M Co. ..........................................................    United States        800,000        68,552,000
    American Power Conversion Corp. .................................    United States        500,000        13,055,000
    Avery Dennison Corp. ............................................    United States        462,000        28,611,660
(a) CUNO Inc. .......................................................    United States         86,200         4,429,818
    Deere & Co. .....................................................    United States        200,000        13,426,000
    Emerson Electric Co. ............................................    United States        500,000        32,465,000
    Illinois Tool Works Inc. ........................................    United States        500,000        44,765,000
    Ingersoll Rand Co., A ...........................................    United States        501,000        39,904,650
    Johnson Controls Inc. ...........................................    United States        400,000        22,304,000
    Molex Inc. ......................................................    United States        146,483         3,861,292
    Molex Inc., A ...................................................    United States        146,483         3,456,999
    Teleflex Inc. ...................................................    United States        500,000        25,590,000
    Textron Inc. ....................................................    United States        525,000        39,175,500
(a) Thomas & Betts Corp. ............................................    United States        500,000        16,150,000
    Tyco International Ltd. .........................................    United States      1,550,053        52,391,757
    United Technologies Corp. .......................................    United States        400,000        40,664,000
                                                                                                           ------------
                                                                                                            448,802,676
                                                                                                           ------------

    RETAIL TRADE 0.6%
(a) IAC/InterActiveCorp .............................................    United States        600,200        13,366,454
                                                                                                           ------------

    TECHNOLOGY SERVICES 11.1%
    Automatic Data Processing Inc. ..................................    United States        800,000        35,960,000
    Certegy Inc. ....................................................    United States        200,000         6,924,000
(a) Computer Sciences Corp. .........................................    United States      1,000,000        45,850,000
    International Business Machines Corp. .. ... . ... .. ..... .....    United States        560,000        51,172,800
    Microsoft Corp. .................................................    United States      1,000,000        24,170,000
(a) Oracle Corp. ....................................................    United States        500,000         6,240,000
(a) Sungard Data Systems Inc. .......................................    United States        500,000        17,250,000
(a) Yahoo! Inc. .....................................................    United States      1,600,000        54,240,000
                                                                                                           ------------
                                                                                                            241,806,800
                                                                                                           ------------


64 | Semiannual Report

Franklin Custodian Funds, Inc.

-------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                                    COUNTRY      SHARES/WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    TRANSPORTATION 4.4%
    Air France-KLM, ADR .............................................       France            550,000      $    9,889,000
(a) Air France-KLM, ADR, wts., 5/05/05 ..............................       France            500,000             440,000
(a) Alaska Air Group Inc. ...........................................    United States        500,000          14,720,000
(a) AMR Corp. .......................................................    United States      1,080,000          11,556,000
(a) British Airways PLC, ADR ........................................   United Kingdom        500,000          25,115,000
(a) Continental Airlines Inc., B ....................................    United States        500,000           6,020,000
(a) Delta Air Lines Inc. ............................................    United States      1,000,000           4,050,000
(a) Northwest Airlines Corp. ........................................    United States        500,000           3,345,000
    Southwest Airlines Co. ..........................................    United States         65,200             928,448
    Union Pacific Corp. .............................................    United States        300,000          20,910,001
                                                                                                           --------------
                                                                                                               96,973,449
                                                                                                           --------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $970,831,491) ............                                       2,175,525,998
                                                                                                           --------------

    SHORT TERM INVESTMENT (COST $4,408,451) 0.2%
    MONEY FUND 0.2%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio ...    United States      4,408,451           4,408,451
                                                                                                           --------------

    TOTAL INVESTMENTS (COST $975,239,942) 99.9% .....................                                       2,179,934,449
    OTHER ASSETS, LESS LIABILITIES 0.1% .............................                                           1,503,509
                                                                                                           --------------

    NET ASSETS 100.0% ...............................................                                      $2,181,437,958
                                                                                                           ==============

See Selected Portfolio Abbreviations on page 97.

(a) Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 65

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND

                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             MARCH 31, 2005                          YEAR ENDED SEPTEMBER 30,
CLASS A                                        (UNAUDITED)            2004           2003         2002          2001         2000
                                            --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....    $      2.42       $      2.25     $     1.90   $     2.16    $     2.35   $     2.23
                                           --------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) .............           0.06              0.12           0.14         0.14          0.17         0.18
   Net realized and unrealized gains
      (losses) ..........................           0.06              0.22           0.38        (0.21)        (0.15)        0.13
                                            --------------------------------------------------------------------------------------
Total from investment operations ........           0.12              0.34           0.52        (0.07)         0.02         0.31
                                            --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................          (0.08)            (0.16)         (0.16)       (0.17)        (0.18)       (0.18)
   Net realized gains ...................          (0.01)            (0.01)         (0.01)       (0.02)        (0.03)       (0.01)
                                            --------------------------------------------------------------------------------------
Total distributions .....................          (0.09)            (0.17)         (0.17)       (0.19)        (0.21)       (0.19)
                                            --------------------------------------------------------------------------------------
Redemption fees .........................             --(c)             --(c)          --           --            --           --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period ..........    $      2.45       $      2.42     $     2.25   $     1.90    $     2.16   $     2.35
                                            ======================================================================================

Total return(b) .........................           5.00%            15.50%         28.12%       (4.18)%        0.58%       14.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $18,107,259       $14,743,190     $9,640,156   $6,001,117    $5,960,990   $6,083,135
Ratios to average net assets:
   Expenses ................................        0.65%(d)          0.68%          0.73%        0.72%         0.73%        0.76%
   Net investment income ...................        5.25%(d)          5.11%          6.63%        6.67%         7.54%        8.01%
Portfolio turnover rate .................          15.60%            31.90%         48.36%       51.16%        28.13%       24.41%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


66 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                     -----------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005            YEAR ENDED SEPTEMBER 30,
CLASS B                                                 (UNAUDITED)           2004           2003       2002(e)
                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............    $     2.41        $     2.24     $     1.90   $   2.15
                                                     -----------------------------------------------------------
Income from investment operations:
   Net investment income(a) ......................          0.05              0.10           0.12       0.11
   Net realized and unrealized gains (losses) ....          0.06              0.22           0.37      (0.21)
                                                     -----------------------------------------------------------
Total from investment operations .................          0.11              0.32           0.49      (0.10)
                                                     -----------------------------------------------------------
Less distributions from:
   Net investment income .........................         (0.07)            (0.14)         (0.14)     (0.13)
   Net realized gains ............................         (0.01)            (0.01)         (0.01)     (0.02)
                                                     -----------------------------------------------------------
Total distributions ..............................         (0.08)            (0.15)         (0.15)     (0.15)
                                                     -----------------------------------------------------------
Redemption fees ..................................            --(c)             --(c)          --         --
                                                     -----------------------------------------------------------
Net asset value, end of period ...................    $     2.44        $     2.41     $     2.24   $   1.90
                                                     ===========================================================

Total return(b) ..................................          4.58%            14.59%         26.58%     (5.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $3,935,777        $3,486,880     $2,083,783   $558,580
Ratios to average net assets:
   Expenses ......................................          1.50%(d)          1.53%          1.58%      1.57%(d)
   Net investment income .........................          4.40%(d)          4.26%          5.78%      6.01%(d)
Portfolio turnover rate ..........................         15.60%            31.90%         48.36%     51.16%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e)  For the period November 1, 2001 (effective date) to September 30, 2002.


                      Semiannual Report |See notes to financial statements. | 67

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                     ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005                      YEAR ENDED SEPTEMBER 30,
CLASS B1                                                (UNAUDITED)       2004         2003       2002        2001       2000
                                                     ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $   2.42         $   2.25     $   1.90   $   2.17    $   2.35   $   2.24
                                                     ---------------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ......................         0.06             0.11         0.13       0.13        0.16       0.17

   Net realized and unrealized gains (losses) ....         0.05             0.21         0.38      (0.22)      (0.14)      0.12
                                                     ---------------------------------------------------------------------------
Total from investment operations .................         0.11             0.32         0.51      (0.09)       0.02       0.29
                                                     ---------------------------------------------------------------------------

Less distributions from:

   Net investment income .........................        (0.07)           (0.14)       (0.15)     (0.16)      (0.17)     (0.17)

   Net realized gains ............................        (0.01)           (0.01)       (0.01)     (0.02)      (0.03)     (0.01)
                                                     ---------------------------------------------------------------------------
Total distributions ..............................        (0.08)           (0.15)       (0.16)     (0.18)      (0.20)     (0.18)
                                                     ---------------------------------------------------------------------------
Redemption fees ..................................           --(c)            --(c)        --         --          --         --
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ...................     $   2.45         $   2.42     $   2.25   $   1.90    $   2.17   $   2.35
                                                     ===========================================================================

Total return(b) ..................................         4.73%           14.90%       27.51%     (4.66)%      0.10%     14.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $504,139         $511,471     $495,004   $430,226    $446,245   $140,711

Ratios to average net assets:

   Expenses ......................................         1.15%(d)         1.18%        1.23%      1.22%       1.23%      1.26%

   Net investment income .........................         4.75%(d)         4.61%        6.13%      6.15%       7.02%      7.49%

Portfolio turnover rate ..........................        15.60%           31.90%       48.36%     51.16%      28.13%     24.41%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


68 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2005                       YEAR ENDED SEPTEMBER 30,
CLASS C                                             (UNAUDITED)        2004           2003         2002          2001        2000
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........    $     2.43        $     2.26     $     1.91   $     2.17    $     2.36   $   2.24
                                                 -----------------------------------------------------------------------------------

Income from investment operations:

   Net investment income(a) ..................          0.06              0.11           0.13         0.13          0.16       0.17

   Net realized and unrealized gains
      (losses) ...............................          0.05              0.21           0.38        (0.21)        (0.15)      0.13
                                                 -----------------------------------------------------------------------------------
Total from investment operations .............          0.11              0.32           0.51        (0.08)         0.01       0.30
                                                 -----------------------------------------------------------------------------------

Less distributions from:

   Net investment income .....................         (0.07)            (0.14)         (0.15)       (0.16)        (0.17)     (0.17)

   Net realized gains ........................         (0.01)            (0.01)         (0.01)       (0.02)        (0.03)     (0.01)
                                                 -----------------------------------------------------------------------------------
Total distributions ..........................         (0.08)            (0.15)         (0.16)       (0.18)        (0.20)     (0.18)
                                                 -----------------------------------------------------------------------------------
Redemption fees ..............................          --(c)               --(c)          --           --            --         --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ...............    $     2.46        $     2.43     $     2.26   $     1.91    $     2.17   $   2.36
                                                 ===================================================================================

Total return(b) ..............................          4.71%            14.85%         27.37%       (4.64)%        0.09%     14.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............    $8,299,236        $6,616,891     $3,764,372   $1,545,377    $1,080,315   $872,662

Ratios to average net assets:

   Expenses ..................................          1.15%(d)          1.18%          1.24%        1.21%         1.23%      1.26%

   Net investment income .....................          4.75%(d)          4.61%          6.12%        6.21%         7.04%      7.51%

Portfolio turnover rate ......................         15.60%            31.90%         48.36%       51.16%        28.13%     24.41%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 69

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                     ---------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005       YEAR ENDED SEPTEMBER 30,
CLASS R                                                 (UNAUDITED)       2004        2003     2002(e)
                                                     ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............        $  2.40       $  2.23     $  1.89   $ 2.18
                                                     ---------------------------------------------------
Income from investment operations:

   Net investment income(a) ......................           0.06          0.11        0.13     0.10

   Net realized and unrealized gains (losses) ....           0.05          0.22        0.37    (0.27)
                                                     ---------------------------------------------------
Total from investment operations .................           0.11          0.33        0.50    (0.17)
                                                     ---------------------------------------------------
Less distributions from:

   Net investment income .........................          (0.07)        (0.15)      (0.15)   (0.12)

   Net realized gains ............................          (0.01)        (0.01)      (0.01)      --
                                                     ---------------------------------------------------
Total distributions ..............................          (0.08)        (0.16)      (0.16)   (0.12)
                                                     ---------------------------------------------------
Redemption fees ..................................             --(c)         --(c)       --       --
                                                     ---------------------------------------------------
Net asset value, end of period ...................          $2.43         $2.40     $  2.23   $ 1.89
                                                     ===================================================

Total return(b) ..................................           4.86%        15.25%      27.31%   (8.34)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................        $98,998       $73,165     $36,417   $6,350

Ratios to average net assets:

   Expenses ......................................           1.00%(d)      1.03%       1.08%    1.07%(d)

   Net investment income .........................           4.90%(d)      4.76%       6.28%    6.77%(d)

Portfolio turnover rate ..........................          15.60%        31.90%      48.36%   51.16%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e)  For the period January 1, 2002 (effective date) to September 30, 2002.


70 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005                 YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                           (UNAUDITED)      2004         2003      2002       2001      2000
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............       $     2.41     $   2.24     $  1.89   $  2.16    $  2.34   $  2.23
                                                     -----------------------------------------------------------------------
Income from investment operations:

   Net investment income(a).......................             0.07         0.12        0.14      0.14       0.18      0.18

   Net realized and unrealized gains (losses) ....             0.05         0.22        0.38     (0.22)     (0.15)     0.12
                                                     -----------------------------------------------------------------------
Total from investment operations .................             0.12         0.34        0.52     (0.08)      0.03      0.30
                                                     -----------------------------------------------------------------------
Less distributions from:

   Net investment income .........................            (0.08)       (0.16)      (0.16)    (0.17)     (0.18)    (0.18)

   Net realized gains ............................            (0.01)       (0.01)      (0.01)    (0.02)     (0.03)    (0.01)
                                                     -----------------------------------------------------------------------
Total distributions ..............................            (0.09)       (0.17)      (0.17)    (0.19)     (0.21)    (0.19)
                                                     -----------------------------------------------------------------------
Redemption fees ..................................               --(c)        --(c)       --        --         --        --
                                                     -----------------------------------------------------------------------
Net asset value, end of period ...................       $     2.44     $   2.41     $  2.24   $  1.89      $2.16     $2.34
                                                     =======================================================================

Total return(b) ..................................             5.10%       15.74%      28.47%    (4.50)%     1.21%    14.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $1,553,512     $901,149     $95,009   $30,737    $22,737   $21,220

Ratios to average net assets:

   Expenses ......................................             0.50%(d)     0.53%       0.58%     0.57%      0.58%     0.61%

   Net investment income .........................             5.40%(d)     5.26%       6.78%     6.85%      7.69%     8.16%

Portfolio turnover rate ..........................            15.60%       31.90%      48.36%    51.16%     28.13%    24.41%

(a)  Based on average daily shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 71

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                           COUNTRY      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 44.9%
    COMMERCIAL SERVICES 0.4%
    Dex Media Inc. .........................................    United States       5,400,000     $  111,510,000
                                                                                                  --------------
    COMMUNICATIONS 3.4%
    AT&T Corp. .............................................    United States       5,000,000         93,750,000
    BellSouth Corp. ........................................    United States      17,309,600        455,069,384
    MCI Inc. ...............................................    United States       1,716,723         42,780,737
(a) NII Holdings Inc., B ...................................    United States         320,232         18,413,340
(a) NTL Inc. ...............................................   United Kingdom         379,020         24,132,204
    SBC Communications Inc. ................................    United States       9,000,000        213,210,000
(a) Telecom Argentina SA, B, ADR ...........................      Argentina         1,700,000         20,842,000
    Telus Corp. ............................................       Canada           1,377,600         42,444,062
    Verizon Communications Inc. ............................    United States       5,500,000        195,250,000
                                                                                                  --------------
                                                                                                   1,105,891,727
                                                                                                  --------------
    CONSUMER DURABLES 0.4%
    General Motors Corp. ...................................    United States       4,500,000        132,255,000
                                                                                                  --------------
    CONSUMER NON-DURABLES 1.6%
    Altria Group Inc. ......................................    United States       2,750,000        179,822,500
    General Mills Inc. .....................................    United States       5,000,000        245,750,000
    Loews Corp. - Carolina Group ...........................    United States       2,717,500         89,949,250
                                                                                                  --------------
                                                                                                     515,521,750
                                                                                                  --------------
    ELECTRIC UTILITIES 16.1%
    Alliant Energy Corp. ...................................    United States       5,000,000        133,900,000
    Ameren Corp. ...........................................    United States       8,750,000        428,837,500
    American Electric Power Co. Inc. .......................    United States       8,000,000        272,480,000
    CenterPoint Energy Inc. ................................    United States       3,500,000         42,105,000
    Cinergy Corp. ..........................................    United States       8,000,000        324,160,000
    Consolidated Edison Inc. ...............................    United States       3,500,000        147,630,000
    Dominion Resources Inc. ................................    United States       6,000,000        446,580,000
    DPL Inc. ...............................................    United States       2,100,000         52,500,000
    DTE Energy Co. .........................................    United States       5,250,000        238,770,000
    Duke Energy Corp. ......................................    United States       5,000,000        140,050,000
    Energy East Corp. ......................................    United States       4,500,000        117,990,000
    Exelon Corp. ...........................................    United States       4,500,000        206,505,000
    FirstEnergy Corp. ......................................    United States      12,500,000        524,375,000
    FPL Group Inc. .........................................    United States       4,000,000        160,600,000
    Hawaiian Electric Industries Inc. ......................    United States       1,720,000         43,894,400
    Pepco Holdings Inc. ....................................    United States       5,500,000        115,445,000
    PG&E Corp. .............................................    United States       8,500,000        289,850,000
    Pinnacle West Capital Corp. ............................    United States       3,880,000        164,938,800
    PPL Corp. ..............................................    United States       2,138,500        115,457,615
    Progress Energy Inc. ...................................    United States       5,000,000        209,750,000
    Public Service Enterprise Group Inc. ...................    United States       6,000,000        326,340,000
    Puget Energy Inc. ......................................    United States       4,100,000         90,364,000
    Southern Co. ...........................................    United States      11,810,500        375,928,215
    TECO Energy Inc. .......................................    United States       9,000,000        141,120,000


72 | Semiannual Report

Franklin Custodian Funds, Inc.

----------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                           COUNTRY      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ELECTRIC UTILITIES (CONT.)
    TXU Corp. ..............................................    United States         633,000     $   50,405,790
    Xcel Energy Inc. .......................................    United States       4,332,500         74,432,350
                                                                                                  --------------
                                                                                                   5,234,408,670
                                                                                                  --------------
    ENERGY MINERALS 3.9%
    BP PLC, ADR ............................................   United Kingdom       3,500,000        218,400,000
(a) Callon Petroleum Co., wts., 12/08/10 ...................    United States       1,537,500          8,931,338
    Canadian Oil Sands Trust ...............................       Canada           5,600,000        380,834,263
    ChevronTexaco Corp. ....................................    United States       5,000,000        291,550,000
    Royal Dutch Petroleum Co., N.Y. shs. ...................     Netherlands        6,000,000        360,240,000
(a) Yukos Corp., ADR .......................................       Russia           2,158,000          4,769,180
                                                                                                  --------------
                                                                                                   1,264,724,781
                                                                                                  --------------
    FINANCE 6.6%
    Bank of America Corp. ..................................    United States       4,886,640        215,500,824
    Comerica Inc. ..........................................    United States       4,000,000        220,320,000
    Fannie Mae .............................................    United States       2,500,000        136,125,000
    Fifth Third Bancorp ....................................    United States       9,500,000        408,310,000
    Freddie Mac ............................................    United States       5,500,000        347,600,000
    JPMorgan Chase & Co. ...................................    United States      11,500,000        397,900,000
    Marsh & McLennan Cos. Inc. .............................    United States       3,000,000         91,260,000
    MBNA Corp. .............................................    United States      13,000,000        319,150,000
                                                                                                  --------------
                                                                                                   2,136,165,824
                                                                                                  --------------
    GAS UTILITIES 2.1%
    Atmos Energy Corp. .....................................    United States       2,200,000         59,400,000
    KeySpan Corp. ..........................................    United States       5,000,000        194,850,000
    NiSource Inc. ..........................................    United States       5,000,000        113,950,000
    ONEOK Inc. .............................................    United States       3,956,500        121,939,330
    Sempra Energy ..........................................    United States       5,138,000        204,697,920
                                                                                                  --------------
                                                                                                     694,837,250
                                                                                                  --------------
    HEALTH TECHNOLOGY 8.6%
    Bristol-Myers Squibb Co. ...............................    United States      17,000,000        432,820,000
    Johnson & Johnson ......................................    United States       2,600,000        174,616,000
    Merck & Co. Inc. .......................................    United States      33,500,000      1,084,395,000
    Pfizer Inc. ............................................    United States      30,000,000        788,100,000
    Wyeth ..................................................    United States       7,180,000        302,852,400
                                                                                                  --------------
                                                                                                   2,782,783,400
                                                                                                  --------------
    NON-ENERGY MINERALS 0.5%
    AngloGold Ashanti Ltd., ADR ............................    South Africa        2,250,000         77,512,500
    Barrick Gold Corp. .....................................       Canada           4,000,000         95,840,000
                                                                                                  --------------
                                                                                                     173,352,500
                                                                                                  --------------
    PROCESS INDUSTRIES 0.4%
    Dow Chemical Co. .......................................    United States       2,505,000        124,874,250
                                                                                                  --------------


                                                          Semiannual Report | 73

Franklin Custodian Funds, Inc.

-----------------------------------------------------------------------------------------------------------------------------
              FRANKLIN INCOME FUND                                             COUNTRY      SHARES/WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS AND WARRANTS (CONT.)
              PRODUCER MANUFACTURING 0.1%
              General Electric Co. ......................................   United States       1,088,600     $    39,254,916
                                                                                                              ---------------
              REAL ESTATE INVESTMENT TRUSTS 0.7%
              Developers Diversified Realty Corp. .......................   United States       3,750,000         149,062,500
              Glenborough Realty Trust Inc. .............................   United States       1,250,000          23,900,000
              iStar Financial Inc. ......................................   United States       1,500,000          61,770,000
                                                                                                              ---------------
                                                                                                                  234,732,500
                                                                                                              ---------------
              TECHNOLOGY SERVICES 0.1%
              Electronic Data Systems Corp. .............................   United States       1,686,000          34,849,620
                                                                                                              ---------------
              TOTAL COMMON STOCKS AND WARRANTS (COST $12,934,960,355) ...                                      14,585,162,188
                                                                                                              ---------------
              PREFERRED STOCKS 0.2%
              FINANCE 0.2%
              Fannie Mae, 7.00%, pfd. ...................................   United States       1,200,000          66,660,000
                                                                                                              ---------------
              PROCESS INDUSTRIES 0.0%(b)
(c), (d), (e) Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual .......     Indonesia        75,000,000             841,500
                                                                                                              ---------------
              TOTAL PREFERRED STOCKS (COST $117,833,250) ................                                          67,501,500
                                                                                                              ---------------
              CONVERTIBLE PREFERRED STOCKS 9.5%
              BIOTECHNOLOGY 0.2%
          (f) Morgan Stanley into Biogen Idec Inc., 8.50%, cvt. pfd. ....   United States       1,600,000          55,720,480
                                                                                                              ---------------
              COMMUNICATIONS 0.4%
              ALLTEL Corp., 7.75%, cvt. pfd. ............................   United States       2,400,000         121,176,000
          (a) McLeodUSA Inc., 2.50%, cvt. pfd. ..........................   United States         177,366             177,366
                                                                                                              ---------------
                                                                                                                  121,353,366
                                                                                                              ---------------
              CONSUMER DURABLES 2.1%
              Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .........   United States      15,240,000         690,981,600
                                                                                                              ---------------
              CONSUMER NON-DURABLES 0.4%
              Lehman Brothers Holdings Inc. into General Mills,
                 6.25%, cvt. pfd. .......................................   United States       4,750,000         126,468,750
                                                                                                              ---------------
              ELECTRIC UTILITIES 0.6%
              Aquila Inc., 6.75%, cvt. pfd. .............................   United States       3,807,500         132,272,550
              CMS Energy Trust I, 7.75%, cvt. pfd. ......................   United States       1,150,000          58,650,000
                                                                                                              ---------------
                                                                                                                  190,922,550
                                                                                                              ---------------
              ELECTRONIC TECHNOLOGY 1.4%
              Citigroup Global Markets Holdings into Altera, 9.00%,
                 cvt. pfd. ..............................................   United States       4,000,000          78,520,000
              Citigroup Global Markets into Motorola Inc., 7.60%,
                 cvt. pfd. ..............................................   United States       4,300,000          67,725,000
              Goldman Sachs Group into Applied Materials Inc., 7.35%,
                 cvt. pfd. ..............................................   United States       5,500,000          92,774,000
              Goldman Sachs into Linear Technology Corp., 7.00%,
                 cvt. pfd. ..............................................   United States       1,400,000          54,171,600
              Lehman Brothers Holdings Inc. into Solectron Corp.,
                 7.00%, cvt. pfd. .......................................   United States       3,000,000          42,630,000
              Morgan Stanley into Intel Corp., 6.50%, cvt. pfd. .........   United States       5,000,000         110,575,000
                                                                                                              ---------------
                                                                                                                  446,395,600
                                                                                                              ---------------


74 | Semiannual Report

Franklin Custodian Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
              FRANKLIN INCOME FUND                                             COUNTRY      SHARES/WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS (CONT.)
              FINANCE 1.3%
              Fannie Mae, 5.375%, cvt. pfd. .............................   United States          3,750      $  349,642,500
              Genworth Financial Inc., 6.00%, cvt. pfd., A ..............   United States      1,000,000          32,100,000
              Travelers Property Casualty Corp., junior sub. note,
                 4.50%, cvt. pfd. .......................................   United States      1,834,500          40,579,140
                                                                                                              --------------
                                                                                                                 422,321,640
                                                                                                              --------------
              HEALTH TECHNOLOGY 0.6%
              Citigroup Global Markets into Wye Elks, 6.00%,
                 cvt. pfd. ..............................................   United States      1,000,000          41,250,000
              Morgan Stanley into Forest Laboratories Inc., 6.25%,
                 cvt. pfd. ..............................................   United States      1,360,000          51,360,400
              Schering-Plough Corp., 6.00%, cvt. pfd. ...................   United States      2,100,000         105,630,000
                                                                                                              --------------
                                                                                                                 198,240,400
                                                                                                              --------------
              INDUSTRIAL SERVICES 0.3%
              Allied Waste Industries Inc., 6.25%, cvt. pfd. ............   United States      2,450,000         105,987,000
                                                                                                              --------------
              METALS & MINING 0.5%
              Freeport Mcmoran Copper & Gold Inc., 5.50%, cvt. pfd. .....   United States         30,000          29,737,500
              Lehman Brothers Holdings Inc. into Alcoa, 6.50%,
                 cvt. pfd. ..............................................   United States      4,600,000         139,518,000
                                                                                                              --------------
                                                                                                                 169,255,500
                                                                                                              --------------
              PROCESS INDUSTRIES 0.2%
              Lehman Brothers Holdings Inc. into Lyondell Chemical,
                 8.00%, cvt. pfd. .......................................   United States      3,000,000          85,365,000
                                                                                                              --------------
              REAL ESTATE INVESTMENT TRUSTS 1.1%
              Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A ............   United States      3,000,000          74,220,000
              Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ........   United States      1,333,594          33,873,288
              Host Marriott Corp., 6.75%, cvt. pfd. .....................   United States      2,400,000         133,200,000
              Lexington Corporate Properties Trust, 6.50%, cvt. pfd. ....   United States      1,200,000          60,300,000
              Simon Property Group Inc., 6.00%, cvt. pfd. ...............   United States        799,980          44,342,891
                                                                                                              --------------
                                                                                                                 345,936,179
                                                                                                              --------------
              TECHNOLOGY SERVICES 0.4%
              Morgan Stanley into Accenture Inc., 6.00%, cvt. pfd. ......   United States      5,750,000         138,891,250
                                                                                                              --------------
              TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,136,578,066)...                                      3,097,839,315
                                                                                                              --------------

                                                                                          -------------------
                                                                                          PRINCIPAL AMOUNT(g)
                                                                                          -------------------
              BONDS 26.9%
              ALTERNATIVE POWER GENERATION 5.6%
              Calpine Canada Energy Finance, senior note, 8.50%,
                 5/01/08 ..............................................       Canada          $466,000,000      333,190,000
              Calpine Corp., senior note, 7.875%, 4/01/08 .............   United States        151,000,000      110,230,000
              Calpine Corp., senior note, 8.625%, 8/15/10 .............   United States        210,000,000      147,525,000
              Calpine Corp., senior note, 8.50%, 2/15/11 ..............   United States        405,000,000      287,550,000
              Calpine Corp., senior secured note, 144A, 8.50%,
                 7/15/10 ..............................................   United States        275,000,000      217,250,000
              Calpine Corp., senior secured note, 144A, 8.75%,
                 7/15/13 ..............................................   United States        119,000,000       90,440,000
              Dynegy Holdings Inc., secured note, 144A, 9.875%,
                 7/15/10                                                  United States        100,000,000      107,625,000
              Dynegy Holdings Inc., senior note, 6.875%, 4/01/11 ......   United States        286,000,000      255,255,000


                                                          Semiannual Report | 75

Franklin Custodian Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                   COUNTRY      PRINCIPAL AMOUNT(g)        VALUE
----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    ALTERNATIVE POWER GENERATION (CONT.)
    Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...............   United States       $171,000,000      $  164,587,500
    Dynegy Holdings Inc., senior secured note, 144A, 10.125%,
       7/15/13 ......................................................   United States         97,000,000         106,215,000
                                                                                                              --------------
                                                                                                               1,819,867,500
                                                                                                              --------------

    COMMUNICATIONS 2.4%
    Qwest Capital Funding, 7.00%, 8/03/09 ...........................   United States        275,000,000         259,187,500
    Qwest Capital Funding, 7.25%, 2/15/11 ...........................   United States        268,000,000         251,250,000
    Qwest Communications International Inc., senior note,
       144A, 7.50%, 2/15/14 .........................................   United States        108,000,000         106,110,000
    Qwest Corp., 6.875%, 9/15/33 ....................................   United States         75,000,000          65,062,500
    Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ..   United States         50,000,000          48,250,000
    Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 .........   United States         45,000,000          43,650,000
                                                                                                              --------------
                                                                                                                 773,510,000
                                                                                                              --------------

    CONSUMER DURABLES 1.1%
    Ford Motor Co., 7.45%, 7/16/31 ..................................   United States        200,000,000         181,406,000
    General Motors Corp., senior deb., 8.375%, 7/15/33 ..............   United States        200,000,000         171,560,400
                                                                                                              --------------
                                                                                                                 352,966,400
                                                                                                              --------------

    CONSUMER SERVICES 3.0%
(c) Adelphia Communications Corp., 7.875%, 5/01/09 ..................   United States         23,600,000          19,588,000
(c) Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ...   United States         35,000,000          31,150,000
    Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ....   United States        175,000,000         180,687,500
    Charter Communications Holdings LLC, senior disc. note,
       11.75%, 1/15/10 ..............................................   United States         55,000,000          47,437,500
    Charter Communications Holdings LLC, senior disc. note,
       9.92%, 4/01/11 ...............................................   United States        173,000,000         133,642,500
    Charter Communications Holdings LLC, senior note, 8.625%,
       4/01/09 ......................................................   United States        180,000,000         139,950,000
    Charter Communications Holdings LLC, senior note, 10.75%,
       10/01/09 .....................................................   United States        180,000,000         148,500,000
    Charter Communications Operating LLC, senior note, 144A, 8.375%,
       4/30/14 ......................................................   United States        117,500,000         118,675,000
    CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 ..............   United States        100,000,000         104,500,000
    Six Flags Inc., senior note, 9.625%, 6/01/14 ....................   United States         44,200,000          40,995,500
                                                                                                              --------------
                                                                                                                 965,126,000
                                                                                                              --------------

    ELECTRIC UTILITIES 2.3%
    Allegheny Energy Supply Co. LLC, 7.80%, 3/15/11 .................   United States         90,000,000          93,825,000
    Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ...........   United States        135,000,000         143,775,000
    Aquila Inc., senior note, 14.875%, 7/01/12 ......................   United States         97,500,000         134,062,500
    CMS Energy Corp., senior note, 7.75%, 8/01/10 ...................   United States         30,000,000          31,425,000
    FirstEnergy Corp., 6.45%, 11/15/11 ..............................   United States         50,000,000          52,823,200
    Sierra Pacific Resources Co., 8.75%, 5/15/05 ....................   United States        114,900,000         115,515,634
    TXU Corp., 144A, 5.55%, 11/15/14 ................................   United States         85,000,000          80,795,985
    TXU Corp., 144A, 6.55%, 11/15/34 ................................   United States        100,000,000          95,104,100
                                                                                                              --------------
                                                                                                                 747,326,419
                                                                                                              --------------


76 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
              FRANKLIN INCOME FUND                                                   COUNTRY      PRINCIPAL AMOUNT(g)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
              BONDS (CONT.)
              ELECTRONIC TECHNOLOGY 0.7%
              Lucent Technologies, 6.45%, 3/15/29 .............................   United States       $180,000,000      $156,150,000
              Xerox Corp., senior note, 6.875%, 8/15/11 .......................   United States         74,400,000        76,167,000
                                                                                                                        ------------
                                                                                                                         232,317,000
                                                                                                                        ------------

              ENERGY MINERALS 0.7%
              Callon Petroleum Co., senior note, 9.75%, 12/08/10 ..............   United States        117,500,000       124,550,000
              Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15 .....   United States         34,300,000        34,042,750
              Mission Resources Corp., senior note, 9.875%, 4/01/11 ...........   United States         40,000,000        42,800,000
              Sonat Inc., senior note, 7.625%, 7/15/11 ........................   United States         35,000,000        34,737,500
                                                                                                                        ------------
                                                                                                                         236,130,250
                                                                                                                        ------------

              FINANCE 2.6%
              Ford Motor Credit Co., 7.00%, 10/01/13 ..........................   United States        150,000,000       145,535,250
              General Motors Acceptance Corp., 6.875%, 9/15/11 ................   United States        600,000,000       543,586,800
              General Motors Acceptance Corp., 6.75%, 12/01/14 ................   United States        200,000,000       173,052,200
                                                                                                                        ------------
                                                                                                                         862,174,250
                                                                                                                        ------------

              HEALTH SERVICES 2.6%
              Davita Inc., senior note, 144A, 6.625%, 3/15/13 .................   United States         23,600,000        23,482,000
              Davita Inc., senior sub. note, 144A, 7.25%, 3/15/15 .............   United States         36,800,000        36,248,000
              HCA Inc., 6.375%, 1/15/15 .......................................   United States         70,000,000        69,834,940
              HealthSouth Corp., senior note, 7.625%, 6/01/12 .................   United States         75,000,000        72,375,000
              Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...........   United States        372,000,000       345,030,000
              Tenet Healthcare Corp., senior note, 6.50%, 6/01/12 .............   United States         81,000,000        74,925,000
              Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ............   United States        250,000,000       236,875,000
                                                                                                                        ------------
                                                                                                                         858,769,940
                                                                                                                        ------------

              INDUSTRIAL SERVICES 3.0%
              Allied Waste Industries Inc., 7.40%, 9/15/35 ....................   United States         40,000,000        33,000,000
              Allied Waste North America Inc., senior note, 144A, 7.25%,
                 3/15/15 ......................................................   United States        100,000,000        95,500,000
              Allied Waste North America Inc., senior note, B, 7.375%,
                 4/15/14 ......................................................   United States        150,000,000       136,500,000
              Allied Waste North America Inc., senior secured note, 6.50%,
                 11/15/10 .....................................................   United States         85,000,000        82,875,000
              Allied Waste North America Inc., senior secured note, 6.125%,
                 2/15/14 ......................................................   United States        110,000,000        98,725,000
              El Paso Corp., senior note, 7.75%, 1/15/32 ......................   United States        250,000,000       236,875,000
          (h) El Paso Energy, senior note, 6.75%, 5/15/09 .....................   United States        205,000,000       200,900,000
              El Paso Production Holdings, 7.75%, 6/01/13 .....................   United States         87,500,000        89,031,250
                                                                                                                        ------------
                                                                                                                         973,406,250
                                                                                                                        ------------

              NON-ENERGY MINERALS 0.2%
              Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .................      Canada             56,900,000        56,046,500
                                                                                                                        ------------

              PROCESS INDUSTRIES 0.9%
              Lyondell Chemical Co., 9.625%, 5/01/07 ..........................   United States         82,000,000        88,355,000
              Rhodia SA, senior note, 10.25%, 6/01/10 .........................      France            170,000,000       186,150,000
(c), (d), (e) Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .....     Indonesia           87,000,000        26,995,230
                                                                                                                        ------------
                                                                                                                         301,500,230
                                                                                                                        ------------


                                                          Semiannual Report | 77

Franklin Custodian Funds, Inc.

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT(g)        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PRODUCER MANUFACTURING 0.9%
    Case New Holland Inc., senior note, 144A, 6.00%, 6/01/09 ........    United States       $200,000,000      $  191,000,000
    Dana Corp., 7.00%, 3/01/29 ......................................    United States         41,000,000          36,210,380
    Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ................   United Kingdom         51,100,000          52,249,750
                                                                                                               --------------
                                                                                                                  279,460,130
                                                                                                               --------------

    REAL ESTATE INVESTMENT TRUSTS 0.5%
    HMH Properties Inc., senior secured note, 7.875%, 8/01/08 .......    United States         18,887,000          19,359,175
    Host Marriott LP, senior note, 7.125%, 11/01/13 .................    United States         60,000,000          59,850,000
    Meristar Hospitality Corp., 9.125%, 1/15/11 .....................    United States         67,500,000          70,875,000
                                                                                                               --------------
                                                                                                                  150,084,175
                                                                                                               --------------

    TECHNOLOGY SERVICES 0.4%
    Electronic Data Systems Corp., B, 6.50%, 8/01/13 ................    United States        125,000,000         128,039,625
                                                                                                               --------------
    TOTAL BONDS (COST $8,609,028,831) ...............................                                           8,736,724,669
                                                                                                               --------------

    CONVERTIBLE BONDS 3.3%
    COMMUNICATIONS 0.1%
    Nextel Communications Inc., cvt., senior note, 5.25%, 1/15/10 ...    United States         50,000,000          51,500,000
                                                                                                               --------------

    CONSUMER SERVICES 0.3%
(c) Adelphia Communications Corp., cvt., junior sub. note,
       6.00%, 2/15/06 ...............................................    United States         75,000,000           5,250,000
    Six Flags Inc., cvt., 4.50%, 5/15/15 ............................    United States        100,000,000          93,080,000
                                                                                                               --------------
                                                                                                                   98,330,000
                                                                                                               --------------

    ELECTRIC UTILITIES 0.4%
    CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 ...........    United States        109,000,000         120,350,170
                                                                                                               --------------

    ELECTRONIC TECHNOLOGY 1.4%
    Conexant Systems Inc., cvt., sub. note, 4.00%, 2/01/07 ..........    United States        220,000,000         194,425,000
    Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08 ........       Canada            200,000,000         186,000,000
    SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 ...............    United States         66,000,000          63,937,500
                                                                                                               --------------
                                                                                                                  444,362,500
                                                                                                               --------------

    HEALTH TECHNOLOGY 0.1%
    Enzon Pharmaceuticals Inc., cvt., sub. note, 4.50%, 7/01/08 .....    United States         30,000,000          27,112,500
                                                                                                               --------------

    INDUSTRIAL SERVICES 0.2%
    Hanover Compressor Co., cvt., senior note, 4.75%, 3/15/08 .......    United States         85,000,000          82,556,250
                                                                                                               --------------

    REAL ESTATE INVESTMENT TRUSTS 0.8%
    Host Marriott LP, cvt., senior deb., 144A, 3.25%, 3/15/24 .......    United States        140,000,000         153,300,000
    Meristar Hospitality Corp., cvt., sub. note, 9.50%, 4/01/10 .....    United States         95,000,000         117,239,500
                                                                                                               --------------
                                                                                                                  270,539,500
                                                                                                               --------------
    TOTAL CONVERTIBLE BONDS (COST $1,062,813,603) ...................                                           1,094,750,920
                                                                                                               --------------


78 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                          COUNTRY      PRINCIPAL AMOUNT(g)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    ZERO COUPON/STEP-UP BONDS 2.8%
    COMMERCIAL SERVICES 0.8%
    Dex Media Inc., zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13 ......   United States       $200,000,000      $   153,000,000
    JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07,
       10.67% thereafter, 5/15/13 ..........................................   United States        110,000,000           95,150,000
                                                                                                                     ---------------
                                                                                                                         248,150,000
                                                                                                                     ---------------

    CONSUMER SERVICES 0.9%
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to
       5/15/06, 11.75% thereafter, 5/15/11 .................................   United States         30,000,000           20,850,000
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to
       1/15/06, 13.50% thereafter, 1/15/11 .................................   United States        325,000,000          261,625,000
                                                                                                                     ---------------
                                                                                                                         282,475,000
                                                                                                                     ---------------

    FINANCE 0.8%
    Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00%
       thereafter, 2/01/14 .................................................   United States        369,016,000          280,452,160
                                                                                                                     ---------------

    INDUSTRIAL SERVICES 0.1%
    Hanover Compressor Co., sub. note, zero cpn., 3/31/07 ..................   United States         36,000,000           31,860,000
                                                                                                                     ---------------

    PRODUCER MANUFACTURING 0.2%
    Polymer Holdings LLC, senior disc. note, 144A, zero cpn. to 7/15/09,
       12.00% thereafter, 7/15/14 ..........................................   United States        100,000,000           62,500,000
                                                                                                                     ---------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $891,498,860)                                                                  905,437,160
                                                                                                                     ---------------

    AGENCY SECURITIES 3.4%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.8%
    FHLMC Gold 30 Year, 5.00%, 5/01/33 - 8/01/34 ...........................   United States        589,417,762          577,851,880
                                                                                                                     ---------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.6%
    GNMA I SF 30 Year, 5.00%, 4/15/33 - 6/15/34 ............................   United States        525,857,875          519,621,595
                                                                                                                     ---------------
    TOTAL AGENCY SECURITIES (COST $1,098,879,818) ..........................                                           1,097,473,475
                                                                                                                     ---------------

    MUNICIPAL BOND SECURITIES 1.3%
    California State GO, 5.00%, 2/01/26 ....................................   United States         10,450,000           10,677,601
    California State GO, 5.25%, 11/01/26 ...................................   United States         25,000,000           26,266,000
    California State GO, 5.25%, 11/01/27 ...................................   United States         20,400,000           21,403,476
    California State GO, 5.25%, 2/01/28 ....................................   United States         24,600,000           25,728,156
    California State GO, 5.00%, 2/01/32 ....................................   United States         65,250,000           66,311,617
    California State GO, 5.00%, 2/01/33 ....................................   United States        103,400,000          105,089,556
    California State GO, 5.00%, 2/01/33 ....................................   United States         23,250,000           23,612,235
    California State GO, Refunding, 5.25%, 2/01/33 .........................   United States         28,500,000           29,608,650
    California State GO, Various Purpose, 5.25%, 11/01/28 ..................   United States         25,000,000           26,175,750
    California State GO, Various Purpose, 5.25%, 11/01/29 ..................   United States         22,500,000           23,525,550
    California State GO, Various Purpose, 5.50%, 11/01/33 ..................   United States         55,300,000           59,195,333
                                                                                                                     ---------------
    TOTAL MUNICIPAL BOND SECURITIES (COST $391,562,055) ....................                                             417,593,924
                                                                                                                     ---------------
    TOTAL LONG TERM INVESTMENTS (COST $28,243,154,838) .....................                                          30,002,483,151
                                                                                                                     ---------------


                                                          Semiannual Report | 79

Franklin Custodian Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME FUND                                                            COUNTRY             SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 6.9%
    MONEY FUND (COST $176,023,849) 0.5%
(i) Franklin Institutional Fiduciary Trust Money Market Portfolio.........   United States         176,023,849     $  176,023,849
                                                                                                                   --------------

                                                                                                -------------------
                                                                                                PRINCIPAL AMOUNT(g)
                                                                                                -------------------
         REPURCHASE AGREEMENTS 6.4%
     (j) Joint Repurchase Agreement, 2.721%, 4/01/05
            (Maturity Value $2,042,624,939)..................................   United States      $2,042,470,562     2,042,470,562
               ABN AMRO Bank, N.V., New York Branch
                  (Maturity Value $192,353,991)
               Banc of America Securities LLC (Maturity Value $192,353,991)
               Barclays Capital Inc. (Maturity Value $192,353,991)
               Bear, Stearns & Co. Inc. (Maturity Value $118,349,688)
               BNP Paribas Securities Corp. (Maturity Value $192,353,991)
               Deutsche Bank Securities Inc. (Maturity Value $118,349,688)
               Goldman, Sachs & Co. (Maturity Value $88,752,053)
               Greenwich Capital Markets Inc. (Maturity Value $192,353,991)
               Lehman Brothers Inc. (Maturity Value $178,341,582)
               Merrill Lynch Government Securities Inc.
                  (Maturity Value $192,353,991)
               Morgan Stanley & Co. Inc. (Maturity Value $192,353,991)
               UBS Securities LLC (Maturity Value $192,353,991)
                  Collateralized by U.S. Government Agency Securities, 0.00 -
                     7.00%, 4/05/05 - 3/15/10; and (k)U.S. Treasury Bills,
                     6/30/05 - 9/22/05
(j), (l) Barclays Capital Inc., 2.84%, 4/01/2005
            (Maturity Value $6,000,946)
               Collateralized by U.S. Government Agency Securities,
                  0.00% - 6.375%,4/15/05 - 7/09/21...........................   United States           6,000,473         6,000,473
(j), (l) Bear Sterns & Co. Inc., 2.85%, 4/01/2005
            (Maturity Value $4,903,776)
               Collateralized by U.S. Government Agency Securities,
                  0.00% - 7.25%, 4/05/05 - 3/15/31...........................   United States           4,903,388         4,903,388
(j), (l) Goldman Sachs & Co., 2.90%, 4/01/2005
            (Maturity Value $6,000,966)
               Collateralized by U.S. Government Agency Securities,
                   4.00% - 9.50%, 11/01/07 - 3/01/35.........................   United States           6,000,483         6,000,483
(j), (l) JP Morgan Securities, 2.89%, 4/01/2005 (Maturity Value $4,000,642)
            Collateralized by U.S. Government Agency Securities,
               3.143% - 5.648%, 7/01/20 - 1/01/35............................   United States           4,000,321         4,000,321
(j), (l) Morgan Stanley & Co. Inc., 2.90%, 4/01/2005
            (Maturity Value $3,973,640)
               Collateralized by U.S. Government Agency Securities,
                  5.50% - 6.053%, 4/01/12 - 2/01/35..........................   United States           3,973,320         3,973,320
                                                                                                                      -------------
         TOTAL REPURCHASE AGREEMENTS (COST $2,067,348,547)...................                                         2,067,348,547
                                                                                                                      =============


80 | Semiannual Report

Franklin Custodian Funds, Inc.

--------------------------------------------------------------------------------
FRANKLIN INCOME FUND                                                  VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $30,486,527,234) 99.2%................   $32,245,855,547
OTHER ASSETS, LESS LIABILITIES 0.8%...........................       253,066,705
                                                                 ---------------
NET ASSETS 100.0%.............................................   $32,498,922,252
                                                                 ===============

See Selected Portfolio Abbreviations on page 97.

(a)  Non-income producing.

(b)  Rounds to less than 0.05% of net assets.

(c)  Defaulted securities. See Note 8.

(d)  See Note 11 regarding other considerations.

(e)  See Note 9 regarding restricted securities.

(f)  Security purchased on a when issued or delayed delivery basis.

(g)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(h) A portion or all of the security is on loan as of March 31, 2005. See Note 1(f).

(i) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(j)  See Note 1(c) regarding repurchase agreement(s).

(k) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(l) Investments from cash collateral received for loaned securities. See Note 1(f).


                     Semiannual Report | See notes to financial statements. | 81

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                            ---------------------------------------------------------------------------------------
                                            Six Months Ended
                                             March 31, 2005                          Year Ended September 30,
CLASS A                                        (unaudited)           2004           2003         2002         2001            2000
                                            ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ....      $     6.68      $     6.81     $     6.99   $     6.93   $     6.63      $     6.62
                                            ---------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income(a) .............            0.14            0.27           0.28         0.38         0.41(e)         0.43
   Net realized and unrealized gains
      (losses) ..........................           (0.07)          (0.04)         (0.10)        0.09         0.33(e)         0.01
                                            ---------------------------------------------------------------------------------------
Total from investment operations ........            0.07            0.23           0.18         0.47         0.74            0.44
Less distributions from net investment
   income ...............................           (0.17)          (0.36)         (0.36)       (0.41)       (0.44)          (0.43)
Redemption fees .........................              --(c)           --(c)          --           --           --              --
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period ..........      $     6.58      $     6.68     $     6.81   $     6.99   $     6.93      $     6.63
                                            =======================================================================================

Total return(b) .........................            1.01%           3.46%          2.66%        7.06%       11.52%           6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......      $6,097,159      $6,420,381     $7,286,317   $7,726,914   $7,197,334      $6,852,374

Ratios to average net assets:

   Expenses .............................            0.72%(d)        0.70%          0.70%        0.69%        0.68%           0.70%

   Net investment income ................            4.31%(d)        4.09%          4.11%        5.48%        6.12%(e)        6.62%

Portfolio turnover rate .................           16.87%          41.45%         66.96%       44.62%       19.18%           3.98%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e) Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

     Net investment income per share ........................   $(0.008)
     Net realized and unrealized gains (losses) per share ...     0.008
     Ratio of net investment income to average net assets ...    (0.11)%

     Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


82 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                            ----------------------------------------------------------------------------
                                            Six Months Ended
                                             March 31, 2005                     Year Ended September 30,
CLASS B                                        (unaudited)         2004         2003       2002       2001         2000
                                            ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period ....       $   6.67       $   6.80     $   6.98   $   6.93   $   6.63      $  6.62
                                            ----------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) .............           0.13           0.24         0.25       0.34       0.37(e)      0.39
   Net realized and unrealized gains
      (losses) ..........................          (0.08)         (0.05)       (0.10)      0.09       0.33(e)      0.01
                                            ----------------------------------------------------------------------------
Total from investment operations ........           0.05           0.19         0.15       0.43       0.70         0.40
Less distributions from net investment
   income                                          (0.15)         (0.32)       (0.33)     (0.38)     (0.40)       (0.39)
Redemption fees .........................             --(c)          --(c)        --         --         --           --
                                            ----------------------------------------------------------------------------
Net asset value, end of period ..........       $   6.57       $   6.67     $   6.80   $   6.98   $   6.93      $  6.63
                                            ============================================================================

Total return(b) .........................           0.74%          2.92%        2.13%      6.37%     10.94%        6.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......       $521,131       $568,276     $678,814   $559,966   $225,517      $80,167

Ratios to average net assets:

   Expenses .............................           1.24%(d)       1.23%        1.23%      1.22%      1.22%        1.25%

   Net investment income ................           3.79%(d)       3.56%        3.58%      4.95%      5.51%(e)     6.07%

Portfolio turnover rate .................          16.87%         41.45%       66.96%     44.62%     19.18%        3.98%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e) Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

     Net investment income per share ........................   $(0.008)
     Net realized and unrealized gains (losses) per share ...     0.008
     Ratio of net investment income to average net assets ...    (0.11)%

     Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 83

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                            -----------------------------------------------------------------------------
                                            Six Months Ended
                                             March 31, 2005                     Year Ended September 30,
CLASS C                                        (unaudited)         2004         2003       2002       2001          2000
                                            -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period ....     $   6.65         $   6.78     $   6.97   $   6.91   $   6.61      $   6.60
                                            -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .............         0.13             0.24         0.25       0.34       0.37(e)       0.39
   Net realized and unrealized gains
      (losses) ..........................        (0.08)           (0.05)       (0.11)      0.10       0.33(e)       0.01
                                            -----------------------------------------------------------------------------
Total from investment operations ........         0.05             0.19         0.14       0.44       0.70          0.40
Less distributions from net investment
   income                                        (0.15)           (0.32)       (0.33)     (0.38)     (0.40)        (0.39)
Redemption fees .........................           --(c)            --(c)        --         --         --            --
                                            -----------------------------------------------------------------------------
Net asset value, end of period ..........     $   6.55         $   6.65     $   6.78   $   6.97   $   6.91      $   6.61
                                            =============================================================================

Total return(b) .........................         0.74%            2.91%        2.00%      6.53%     10.96%         6.36%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $539,510         $597,451     $814,635   $803,049   $422,114      $264,413

Ratios to average net assets:

   Expenses .............................         1.24%(d)         1.23%        1.23%      1.21%      1.22%         1.25%

   Net investment income ................         3.79%(d)         3.56%        3.58%      4.96%      5.55%(e)      6.08%

Portfolio turnover rate .................        16.87%           41.45%       66.96%     44.62%     19.18%         3.98%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e) Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

     Net investment income per share ........................   $(0.008)
     Net realized and unrealized gains (losses) per share ...     0.008
     Ratio of net investment income to average net assets ...     (0.11)%

     Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


84 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                    -------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2005       YEAR ENDED SEPTEMBER 30,
CLASS R                                                (UNAUDITED)       2004        2003    2002(e)
                                                    -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  6.68         $  6.81     $  6.99   $  6.81
                                                    -------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................         0.13            0.25        0.25      0.25

   Net realized and unrealized gains (losses) ...        (0.09)          (0.05)      (0.09)     0.22
                                                    -------------------------------------------------
Total from investment operations ................         0.04            0.20        0.16      0.47

Less distributions from net investment income ...        (0.15)          (0.33)      (0.34)    (0.29)

Redemption fees .................................           --(c)           --(c)       --        --
                                                    -------------------------------------------------
Net asset value, end of period ..................      $  6.57         $  6.68     $  6.81   $  6.99
                                                    =================================================

Total return(b) .................................         0.66%           3.08%       2.29%     7.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $62,551         $59,431     $54,042   $14,042

Ratios to average net assets:

   Expenses .....................................         1.09%(d)        1.08%       1.08%   1.07%(d)

   Net investment income ........................         3.94%(d)        3.71%       3.73%   5.10%(d)

Portfolio turnover rate .........................        16.87%          41.45%      66.96%    44.62%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e)  For the period January 1, 2002 (effective date) to September 30, 2002.


                     Semiannual Report | See notes to financial statements. | 85

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2005                   YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                            (UNAUDITED)       2004         2003       2002       2001       2000
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............     $   6.69         $   6.83     $   7.01   $   6.94   $  6.64     $  6.63
                                                      --------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .......................         0.15             0.28         0.29       0.38      0.43(e)     0.44

   Net realized and unrealized gains (losses) .....        (0.08)           (0.06)       (0.10)      0.11      0.32(e)       --
                                                      --------------------------------------------------------------------------
Total from investment operations ..................         0.07             0.22         0.19       0.49      0.75        0.44

Less distributions from net investment income .....        (0.17)           (0.36)       (0.37)     (0.42)    (0.45)      (0.43)

Redemption fees ...................................           --(c)            --(c)        --         --        --          --
                                                      --------------------------------------------------------------------------
Net asset value, end of period ....................     $   6.59         $   6.69     $   6.83   $   7.01   $  6.94     $  6.64
                                                      ==========================================================================

Total return(b) ...................................         1.07%            3.42%        2.79%      7.33%    11.63%       7.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................     $302,202         $340,279     $308,411   $198,437   $19,960     $46,775

Ratios to average net assets:

   Expenses .......................................         0.59%(d)         0.58%        0.58%      0.57%     0.57%       0.60%

   Net investment income ..........................         4.44%(d)         4.21%        4.23%      5.60%     6.30%(e)    6.73%

Portfolio turnover rate ...........................        16.87%           41.45%       66.96%     44.62%    19.18%       3.98%

(a)  Based on average daily shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e) Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

     Net investment income per share ...............................   $(0.008)
     Net realized and unrealized gains (losses) per share ..........     0.008
     Ratio of net investment income to average net assets ..........     (0.11)%

     Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


86 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------
    FRANKLIN U.S. GOVERNMENT SECURITIES FUND                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 97.7%
    GNMA I GP 30 Year, 8.25%, 3/15/17 - 11/15/17 ........    $      383,464    $      415,345
    GNMA I GP 30 Year, 9.25%, 5/15/16 - 12/15/16 ........           600,123           657,627
    GNMA I GP 30 Year, 10.00%, 11/15/09 - 4/15/10 .......           553,902           596,481
    GNMA I GP 30 Year, 10.25%, 6/15/18 - 5/15/20 ........            13,373            15,081
    GNMA I GP 30 Year, 11.00%, 12/15/09 - 1/15/11 .......         1,168,178         1,276,110
    GNMA I GP 30 Year, 11.25%, 6/15/13 - 1/15/16 ........           446,932           495,325
    GNMA I GP 30 Year, 11.50%, 2/15/13 - 6/15/13 ........            97,478           108,471
    GNMA I GP 30 Year, 11.75%, 7/15/13 - 12/15/15 .......            91,754           101,987
    GNMA I GP 30 Year, 12.00%, 3/15/11 - 1/15/13 ........            44,997            49,989
    GNMA I GP 30 Year, 12.50%, 4/15/10 - 7/15/10 ........           102,605           114,114
    GNMA I GP 30 Year, 12.75%, 5/15/14 ..................             6,570             7,391
    GNMA I SF 15 Year, 7.00%, 10/15/09 ..................         3,847,953         3,981,198
    GNMA I SF 30 Year, 5.00%, 2/15/33 - 3/15/35 .........       661,904,526       654,178,141
    GNMA I SF 30 Year, 5.50%, 5/15/28 - 12/15/34 ........     1,743,539,551     1,761,979,616
    GNMA I SF 30 Year, 6.00%, 10/15/23 - 9/15/34 ........       894,905,145       921,597,665
    GNMA I SF 30 Year, 6.50%, 5/15/23 - 2/15/34 .........       638,633,256       668,932,723
    GNMA I SF 30 Year, 6.75%, 3/15/26 - 4/15/26 .........           190,825           201,308
    GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32 .........       437,259,502       463,581,571
    GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 ........         1,054,999         1,129,326
    GNMA I SF 30 Year, 7.50%, 12/15/05 - 8/15/32 ........       115,850,598       124,852,319
    GNMA I SF 30 Year, 7.70%, 12/15/20 - 1/15/22 ........           886,201           950,857
    GNMA I SF 30 Year, 8.00%, 10/15/07 - 9/15/30 ........        88,100,030        95,168,056
    GNMA I SF 30 Year, 8.25%, 3/15/27 - 11/15/27 ........           203,379           220,564
    GNMA I SF 30 Year, 8.50%, 12/15/09 - 6/15/25 ........        17,841,057        19,577,994
    GNMA I SF 30 Year, 9.00%, 11/15/08 - 7/15/23 ........        23,172,763        25,399,229
    GNMA I SF 30 Year, 9.50%, 5/15/09 - 1/15/23 .........        14,722,698        16,268,425
    GNMA I SF 30 Year, 10.00%, 4/15/12 - 3/15/25 ........        17,238,320        19,449,244
    GNMA I SF 30 Year, 10.50%, 12/15/09 - 10/15/21 ......        13,421,871        15,228,685
    GNMA I SF 30 Year, 11.00%, 11/15/09 - 5/15/21 .......        13,211,591        14,629,789
    GNMA I SF 30 Year, 11.50%, 2/15/13 - 12/15/17 .......         3,082,110         3,449,896
    GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 ........        14,523,206        16,327,897
    GNMA I SF 30 Year, 12.50%, 4/15/10 - 8/15/18 ........        13,355,685        15,035,998
    GNMA I SF 30 Year, 13.00%, 7/15/10 - 1/15/16 ........        14,908,392        16,889,356
    GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 ........            92,915           100,700
    GNMA II GP 30 Year, 11.50%, 8/20/13 .................            19,175            21,265
    GNMA II SF 30 Year, 5.00%, 7/20/33 - 2/15/35 ........       107,266,047       105,826,455
    GNMA II SF 30 Year, 5.00%, 9/15/33 ..................       426,785,611       421,177,246
    GNMA II SF 30 Year, 5.00%, 10/20/33 .................        90,071,739        88,869,787
    GNMA II SF 30 Year, 5.00%, 11/20/33 .................        85,114,914        83,979,108
    GNMA II SF 30 Year, 5.50%, 1/20/34 - 3/20/35 ........       168,842,603       170,372,661
    GNMA II SF 30 Year, 5.50%, 6/20/34 ..................       116,148,778       117,200,830
    GNMA II SF 30 Year, 5.50%, 12/20/34 .................       256,540,850       258,864,546
    GNMA II SF 30 Year, 5.50%, 1/15/35 ..................        79,449,475        80,172,911
    GNMA II SF 30 Year, 5.50%, 2/15/35 ..................       166,150,689       167,663,592
    GNMA II SF 30 Year, 6.00%, 10/20/23 - 2/20/35 .......       332,464,334       341,604,912
    GNMA II SF 30 Year, 6.00%, 6/20/34 ..................       100,548,692       103,249,987
    GNMA II SF 30 Year, 6.00%, 9/20/34 ..................       124,129,880       127,459,631
    GNMA II SF 30 Year, 6.50%, 6/20/24 - 9/15/34 ........       225,016,202       234,693,898


                                                          Semiannual Report | 87

Franklin Custodian Funds, Inc.

----------------------------------------------------------------------------------------------------------------
    FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                   PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
    GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 ...........................     $139,082,298     $  146,588,816
    GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ..........................       16,835,423         18,046,231
    GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 ...........................        7,388,846          7,942,150
    GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 ...........................        3,477,308          3,799,999
    GNMA II SF 30 Year, 9.00%, 7/20/16 - 11/20/21 ..........................        1,133,950          1,238,965
    GNMA II SF 30 Year, 9.50%, 8/20/17 - 4/20/25 ...........................          731,468            811,187
    GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 ..........................        1,408,707          1,583,945
    GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 ..........................        3,725,146          4,208,181
    GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 ..........................          647,419            718,589
    GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 ..........................          308,220            344,473
    GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 ..........................          639,561            717,297
    GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 ........................          533,576            601,646
    GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 .........................          480,473            544,750
                                                                                                  --------------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $7,297,812,377) ...                       7,351,271,536
                                                                                                  --------------

                                                                               --------------
                                                                                   SHARES
                                                                               --------------
    SHORT TERM INVESTMENT (COST $157,147,840) 2.1%
    MONEY FUND 2.1%
(a) Franklin Institutional Fiduciary Trust Money Market Portfolio ..........      157,147,840        157,147,840
                                                                                                  --------------
    TOTAL INVESTMENTS (COST $7,454,960,217 ) 99.8% .........................                       7,508,419,376
    OTHER ASSETS, LESS LIABILITIES 0.2% ....................................                          14,132,799
                                                                                                  --------------
    NET ASSETS 100.0% ......................................................                      $7,522,552,175
                                                                                                  ==============

See Selected Portfolio Abbreviations on page 97.

(a) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


88 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN UTILITIES FUND

                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             MARCH 31, 2005                          YEAR ENDED SEPTEMBER 30,
CLASS A                                        (UNAUDITED)       2004            2003        2002           2001          2000
                                            -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ....    $    10.16       $     8.80     $     7.96   $    10.02    $    10.89    $     9.58
                                            -------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .............          0.20             0.43           0.42         0.46          0.46          0.43

   Net realized and unrealized gains
      (losses) ..........................          1.09             1.33           0.85        (1.60)        (0.86)         1.69
                                            -------------------------------------------------------------------------------------
Total from investment operations ........          1.29             1.76           1.27        (1.14)        (0.40)         2.12
                                            -------------------------------------------------------------------------------------
Less distributions from:

   Net investment income ................         (0.24)           (0.40)         (0.43)       (0.45)        (0.45)        (0.45)

   Net realized gains ...................            --               --             --        (0.47)        (0.02)        (0.36)
                                            -------------------------------------------------------------------------------------
Total distributions .....................         (0.24)           (0.40)         (0.43)       (0.92)        (0.47)        (0.81)
                                            -------------------------------------------------------------------------------------
Redemption fees .........................            --(c)            --(c)          --           --            --            --
                                            -------------------------------------------------------------------------------------
Net asset value, end of period ..........    $    11.21       $    10.16     $     8.80   $     7.96    $    10.02    $    10.89
                                            =====================================================================================

Total return(b) .........................         12.79%           20.40%         16.38%      (12.49)%       (4.03)%       24.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......    $1,654,518       $1,450,832     $1,259,886   $1,090,216    $1,349,027    $1,574,897

Ratios to average net assets:

   Expenses .............................          0.78%(d)         0.80%          0.83%        0.80%         0.79%         0.83%

   Net investment income ................          3.66%(d)         4.49%          5.00%        4.87%         4.26%         4.74%

Portfolio turnover rate .................          9.31%           16.13%         25.81%       30.60%        34.03%        19.86%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 89

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                            -----------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             MARCH 31, 2005                           YEAR ENDED SEPTEMBER 30,
CLASS B                                        (UNAUDITED)       2004            2003        2002           2001          2000
                                            -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ....     $  10.15        $   8.80        $  7.97      $ 10.02       $ 10.90        $ 9.59
                                            -----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .............         0.17            0.38           0.37         0.41          0.41          0.38

   Net realized and unrealized gains
      (losses) ..........................         1.10            1.33           0.85        (1.58)        (0.87)         1.70
                                            -----------------------------------------------------------------------------------
Total from investment operations ........         1.27            1.71           1.22        (1.17)        (0.46)         2.08
                                            -----------------------------------------------------------------------------------
Less distributions from:

   Net investment income ................        (0.21)          (0.36)         (0.39)       (0.41)        (0.40)        (0.41)

   Net realized gains ...................           --              --             --        (0.47)        (0.02)        (0.36)
                                            -----------------------------------------------------------------------------------
Total distributions .....................        (0.21)          (0.36)         (0.39)       (0.88)        (0.42)        (0.77)
                                            -----------------------------------------------------------------------------------
Redemption fees .........................           --(c)           --(c)          --           --            --            --
                                            -----------------------------------------------------------------------------------
Net asset value, end of period ..........     $  11.21        $  10.15        $  8.80      $  7.97       $ 10.02        $10.90
                                            ===================================================================================

Total return(b) .........................        12.58%          19.71%         15.88%      (12.88)%       (4.58)%       23.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $140,938        $127,105        $95,321      $32,802       $15,212        $8,819

Ratios to average net assets:

   Expenses .............................         1.28%(d)        1.30%          1.34%        1.31%         1.30%         1.34%

   Net investment income ................         3.16%(d)        3.99%          4.49%        4.44%         3.74%         4.11%

Portfolio turnover rate .................         9.31%          16.13%         25.81%       30.60%        34.03%        19.86%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


90 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2005                   YEAR ENDED SEPTEMBER 30,
CLASS C                                                 (UNAUDITED)       2004         2003       2002      2001        2000
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............      $  10.13        $   8.78     $   7.95   $ 10.01    $ 10.88    $  9.57
                                                     -------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ......................          0.17            0.38         0.36      0.41       0.41       0.38

   Net realized and unrealized gains (losses) ....          1.10            1.33         0.86     (1.59)     (0.87)      1.69
                                                     -------------------------------------------------------------------------
Total from investment operations .................          1.27            1.71         1.22     (1.18)     (0.46)      2.07
                                                     -------------------------------------------------------------------------
Less distributions from:

   Net investment income .........................         (0.21)          (0.36)       (0.39)    (0.41)     (0.39)     (0.40)

   Net realized gains ............................            --              --           --     (0.47)     (0.02)     (0.36)
                                                     -------------------------------------------------------------------------
Total distributions ..............................         (0.21)          (0.36)       (0.39)    (0.88)     (0.41)     (0.76)
                                                     -------------------------------------------------------------------------
Redemption fees ..................................            --(c)           --(c)        --        --         --         --
                                                     -------------------------------------------------------------------------
Net asset value, end of period ...................      $  11.19        $  10.13     $   8.78   $  7.95    $ 10.01    $ 10.88
                                                     =========================================================================

Total return(b) ..................................         12.60%          19.76%       15.77%   (12.90)%    (4.50)%    23.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................      $349,263        $283,747     $222,030   $67,428    $44,985    $37,837

Ratios to average net assets:

   Expenses ......................................          1.28%(d)        1.30%        1.34%     1.29%      1.30%      1.34%

   Net investment income .........................          3.16%(d)        3.99%        4.49%     4.43%      3.76%      4.22%

Portfolio turnover rate ..........................          9.31%          16.13%       25.81%    30.60%     34.03%     19.86%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 91

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                    --------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2005      YEAR ENDED SEPTEMBER 30,
CLASS R                                                (UNAUDITED)      2004       2003       2002(e)
                                                    --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............       $10.15         $ 8.79     $ 7.96   $  9.81
                                                    --------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................         0.18           0.39       0.37      0.32

   Net realized and unrealized gains (losses) ...         1.09           1.34       0.86     (1.85)
                                                    --------------------------------------------------
Total from investment operations ................         1.27           1.73       1.23     (1.53)
                                                    --------------------------------------------------
Less distributions from net investment income ...        (0.22)         (0.37)     (0.40)    (0.32)
                                                    --------------------------------------------------
Redemption fees .................................           --(c)          --(c)      --        --
                                                    --------------------------------------------------
Net asset value, end of period ..................       $11.20         $10.15     $ 8.79   $  7.96
                                                    ==================================================

Total return(b) .................................        12.61%         20.02%     15.96%   (16.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $4,502         $1,590     $1,142   $   142

Ratios to average net assets:

   Expenses .....................................         1.13%(d)       1.15%      1.19%     1.16%(d)

   Net investment income ........................         3.31%(d)       4.14%      4.64%     4.82%(d)

Portfolio turnover rate .........................         9.31%         16.13%     25.81%    30.60%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.

(e)  For the period January 1, 2002 (effective date) to September 30, 2002.


92 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                    ---------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2005                 YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                          (UNAUDITED)       2004        2003      2002      2001      2000
                                                    ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $ 10.20         $  8.84     $  7.99   $ 10.05    $10.92    $ 9.61
                                                    ---------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) .....................         0.21            0.44        0.42      0.47      0.48      0.44

   Net realized and unrealized gains (losses) ...         1.09            1.34        0.87     (1.60)    (0.87)     1.69
                                                    ---------------------------------------------------------------------
Total from investment operations ................         1.30            1.78        1.29     (1.13)    (0.39)     2.13
                                                    ---------------------------------------------------------------------
Less distributions from:

   Net investment income ........................        (0.25)          (0.42)      (0.44)    (0.46)    (0.46)    (0.46)

   Net realized gains ...........................           --              --          --     (0.47)    (0.02)    (0.36)
                                                    ---------------------------------------------------------------------
Total distributions .............................        (0.25)          (0.42)      (0.44)    (0.93)    (0.48)    (0.82)
                                                    ---------------------------------------------------------------------
Redemption fees .................................           --(c)           --(c)       --        --        --        --
                                                    ---------------------------------------------------------------------
Net asset value, end of period ..................      $ 11.25         $ 10.20     $  8.84   $  7.99    $10.05    $10.92
                                                    =====================================================================

Total return(b) .................................        12.86%          20.48%      16.61%   (12.32)%   (3.89)%   24.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $82,557         $51,586     $47,167   $15,664    $8,829    $9,234

Ratios to average net assets:

   Expenses .....................................         0.63%(d)        0.65%       0.69%     0.66%     0.65%     0.69%

   Net investment income ........................         3.81%(d)        4.64%       5.14%     5.07%     4.39%     4.87%

Portfolio turnover rate .........................         9.31%          16.13%      25.81%    30.60%    34.03%    19.86%

(a)  Based on average daily shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Amount is less than $0.01 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 93

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------
    FRANKLIN UTILITIES FUND                        COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------------------
    COMMON STOCKS 89.3%
    ELECTRIC UTILITIES 63.8%
    Alliant Energy Corp. ...................    United States     900,000   $   24,102,000
    Ameren Corp. ...........................    United States     700,000       34,307,000
    American Electric Power Co. Inc. .......    United States   1,500,000       51,090,000
    CenterPoint Energy Inc. ................    United States   1,262,800       15,191,484
    Central Vermont Public Service Corp. ...    United States     169,200        3,803,616
    Cinergy Corp. ..........................    United States   1,700,000       68,884,000
    Consolidated Edison Inc. ...............    United States     750,000       31,635,000
    DTE Energy Co. .........................    United States     400,000       18,192,000
    Duke Energy Corp. ......................    United States   1,000,000       28,010,000
    Edison International ...................    United States   1,600,000       55,552,000
    Energy East Corp. ......................    United States   1,100,000       28,842,000
    Entergy Corp. ..........................    United States   1,500,000      105,990,000
    Exelon Corp. ...........................    United States   2,300,000      105,547,000
    FirstEnergy Corp. ......................    United States   1,800,000       75,510,000
    FPL Group Inc. .........................    United States   2,200,000       88,330,000
    Hawaiian Electric Industries Inc. ......    United States     400,000       10,208,000
    Northeast Utilities ....................    United States   1,400,000       26,978,000
    Pepco Holdings Inc. ....................    United States   1,788,700       37,544,813
    PG&E Corp. .............................    United States   1,500,000       51,150,000
    Pinnacle West Capital Corp. ............    United States   1,200,000       51,012,000
    PPL Corp. ..............................    United States   1,361,000       73,480,390
    Progress Energy Inc. ...................    United States   1,500,000       62,925,000
    Public Service Enterprise Group Inc. ...    United States     900,000       48,951,000
    Puget Energy Inc. ......................    United States   1,725,000       38,019,000
    Scottish & Southern Energy PLC .........   United Kingdom   1,500,000       25,017,482
    Scottish Power PLC .....................   United Kingdom   6,000,000       46,378,017
(a) Sierra Pacific Resources Co. ...........    United States   1,500,000       16,125,000
    Southern Co. ...........................    United States   2,300,000       73,209,000
    TECO Energy Inc. .......................    United States     200,000        3,136,000
    TXU Corp. ..............................    United States     579,600       46,153,548
    Westar Energy Inc. .....................    United States     900,000       19,476,000
    Wisconsin Energy Corp. .................    United States   1,100,000       39,050,000
    Xcel Energy Inc. .......................    United States   1,200,000       20,616,000
                                                                            --------------
                                                                             1,424,415,350
                                                                            --------------
    GAS UTILITIES 11.2%
    AGL Resources Inc. .....................    United States   1,000,000       34,930,000
    Atmos Energy Corp. .....................    United States   1,000,000       27,000,000
    KeySpan Corp. ..........................    United States   1,000,000       38,970,000
    Nicor Inc. .............................    United States     550,000       20,399,500
    NiSource Inc. ..........................    United States   2,800,000       63,812,000
    Sempra Energy ..........................    United States   1,000,000       39,840,000
    Vectren Corp. ..........................    United States     900,000       23,976,000
                                                                            --------------
                                                                               248,927,500
                                                                            --------------


94 | Semiannual Report

Franklin Custodian Funds, Inc.

-----------------------------------------------------------------------------------------------------------
    FRANKLIN UTILITIES FUND                                         COUNTRY        SHARES        VALUE
-----------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    INTEGRATED TELECOMMUNICATION SERVICES 2.6%
    SBC Communications Inc. .................................   United States    1,400,000   $   33,166,000
    Verizon Communications Inc. .............................   United States      700,000       24,850,000
                                                                                             --------------
                                                                                                 58,016,000
                                                                                             --------------

    MULTI-UTILITIES & UNREGULATED POWER 10.7%
    Dominion Resources Inc. .................................   United States    1,450,000      107,923,500
    National Grid Transco PLC ...............................   United Kingdom   5,000,000       46,349,668
    ONEOK Inc. ..............................................   United States      500,000       15,410,000
    United Utilities PLC ....................................   United Kingdom   4,000,000       47,700,943
    United Utilities PLC, A .................................   United Kingdom   2,500,000       21,320,375
                                                                                             --------------
                                                                                                238,704,486
                                                                                             --------------

    OIL & GAS REFINING,MARKETING & TRANSPORTATION 1.0%
    Kinder Morgan Inc. ......................................   United States      300,000       22,710,000
                                                                                             --------------
    TOTAL COMMON STOCKS (COST $1,480,737,267) ...............                                 1,992,773,336
                                                                                             --------------

    CONVERTIBLE PREFERRED STOCKS 3.5%
    ELECTRIC UTILITIES 3.5%
    Ameren Corp., 9.75%, cvt. pfd. ..........................   United States      800,600       21,716,275
    American Electric Power Co. Inc., 9.25%, cvt. pfd. ......   United States      354,700       15,110,220
    Aquila Inc., 6.75%, cvt. pfd. ...........................   United States      500,000       17,370,000
    CMS Energy Trust I, 7.75%, cvt. pfd. ....................   United States      260,000       13,260,000
(a) PNM Resources Inc., 6.75%, cvt. pfd. ....................   United States      205,000       10,209,000
                                                                                             --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $73,134,200) ...                                    77,665,495
                                                                                             --------------

                                                                                ----------------
                                                                                PRINCIPAL AMOUNT
                                                                                ----------------
   BONDS 5.7%
   ELECTRIC UTILITIES 5.7%
   CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ..........   United States     $25,000,000         32,782,125
   CMS Energy Corp., senior note, 9.875%, 10/15/07 ..........   United States       8,500,000          9,265,000
   FirstEnergy Corp., senior note, 7.375%, 11/15/31 .........   United States      25,000,000         28,405,725
   Northeast Generation Co., senior note, 8.812%, 10/15/26 ..   United States       7,500,000          8,307,983
   PPL Capital Funding, 8.375%, 6/15/07 .....................   United States      15,000,000         16,193,415
   TXU Corp., 144A, 6.55%, 11/15/34 .........................   United States      20,000,000         19,020,820
   Utilicorp United Inc., senior note, 9.95%, 2/01/11 .......   United States       6,000,000          6,750,000
   Utilicorp United Inc., senior note, 8.27%, 11/15/21 ......   United States       6,100,000          6,237,250
                                                                                                   -------------
   TOTAL BONDS (COST $111,897,294) ..........................                                        126,962,318
                                                                                                   -------------

   CONVERTIBLE BOND (COST $9,000,000) 1.0%
   MULTI-UTILITIES & UNREGULATED POWER 1.0%
   Sierra Pacific Resources Co., cvt., senior note,
      144A, 7.25%, 2/14/10 ..................................                       9,000,000         22,792,500
                                                                                                   -------------
   TOTAL LONG TERM INVESTMENTS (COST $1,674,768,761) ........                                      2,220,193,649
                                                                                                   -------------


                                                          Semiannual Report | 95

Franklin Custodian Funds, Inc.

-------------------------------------------------------------------------------------------------------------
    FRANKLIN UTILITIES FUND                                              COUNTRY     SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $7,311,412) 0.3%
    MONEY FUND 0.3%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio ....             7,311,412   $    7,311,412
                                                                                               --------------
    TOTAL INVESTMENTS (COST $1,682,080,173) 99.8% ....................                          2,227,505,061
    OTHER ASSETS, LESS LIABILITIES 0.2% ..............................                              4,272,915
                                                                                               --------------
    NET ASSETS 100.0% ................................................                         $2,231,777,976
                                                                                               ==============

(a)  Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


96 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLMC - Federal Home Loan Mortgage Corporation
GNMA  - Government National Mortgage Association
GO    - General Obligation
GP    - Graduated Payment
PLC   - Public Limited Co.
SF    - Single Family


                     Semiannual Report | See notes to financial statements. | 97

Franklin Custodian Funds, Inc.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2005 (unaudited)

                                                    ------------------------------------------------
                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                    DYNATECH FUND     GROWTH FUND      INCOME FUND
                                                    ------------------------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............   $479,823,807    $  970,831,491   $28,243,154,838
      Cost - Sweep Money Fund (Note 7) ..........      4,093,487         4,408,451       176,023,849
      Cost - Repurchase agreements ..............             --                --     2,067,348,547
                                                    ------------------------------------------------
      Total cost of investments .................   $483,917,294    $  975,239,942   $30,486,527,234
                                                    ================================================
      Value - Unaffiliated issuers ..............   $688,955,849    $2,175,525,998   $30,002,483,151
      Value - Sweep Money Fund (Note 7) .........      4,093,487         4,408,451       176,023,849
      Value - Repurchase agreements .............             --                --     2,067,348,547
                                                    ------------------------------------------------
      Total value of investments ................    693,049,336     2,179,934,449    32,245,855,547
   Cash .........................................             --                --         4,848,453
   Receivables:
      Investment securities sold ................             --         4,783,338       162,862,164
      Capital shares sold .......................        921,949         1,847,295       168,311,808
      Dividends and interest ....................        219,761         1,916,483       280,370,451
                                                    ------------------------------------------------
         Total assets ...........................    694,191,046     2,188,481,565    32,862,248,423
                                                    ------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ...........             --                --       243,545,592
      Capital shares redeemed ...................      1,361,101         4,051,665        54,360,203
      Affiliates ................................        764,713         2,375,182        29,488,396
      Unaffiliated transfer agent fees ..........         66,790           557,905         1,644,407
   Payable upon return of securities loaned .....             --                --        24,877,985
   Deferred sale proceeds (Note 11) .............             --                --         9,239,222
   Other liabilities ............................         23,793            58,855           170,366
                                                    ------------------------------------------------
         Total liabilities ......................      2,216,397         7,043,607       363,326,171
                                                    ------------------------------------------------
            Net assets, at value ................   $691,974,649    $2,181,437,958   $32,498,922,252
                                                    ================================================
Net assets consist of:
   Undistributed net investment income (loss) ...   $    864,123    $    1,147,875   $   (84,475,582)
   Net unrealized appreciation (depreciation) ...    209,132,042     1,204,694,507     1,759,328,106
   Accumulated net realized gain (loss) .........    (98,719,778)     (208,840,766)      457,273,001
   Paid-in capital ..............................    580,698,262     1,184,436,342    30,366,796,727
                                                    ------------------------------------------------
            Net assets, at value ................   $691,974,649    $2,181,437,958   $32,498,922,252
                                                    ================================================


98 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2005 (unaudited)

                                                                            -------------------------------------------------
                                                                               FRANKLIN          FRANKLIN         FRANKLIN
                                                                            DYNATECH FUND      GROWTH FUND      INCOME FUND
                                                                            -------------------------------------------------
CLASS A:
   Net assets, at value .................................................   $ 600,801,530    $1,563,357,461   $18,107,258,979
                                                                            -------------------------------------------------
   Shares outstanding ...................................................      26,449,280        47,128,475     7,398,956,161
                                                                            -------------------------------------------------
   Net asset value per share(a) .........................................   $       22.72    $        33.17   $          2.45
                                                                            -------------------------------------------------
   Maximum offering price per share (net asset value per share / 94.25%,
      94.25% and 95.75%, respectively) ..................................   $       24.11    $        35.19   $          2.56
                                                                            -------------------------------------------------
CLASS B:
   Net assets, at value .................................................   $  18,821,558    $  126,077,529   $ 3,935,777,224
                                                                            -------------------------------------------------
   Shares outstanding ...................................................         854,045         3,909,941     1,613,495,167
                                                                            -------------------------------------------------
   Net asset value and maximum offering price per share(a) ..............   $       22.04    $        32.25   $          2.44
                                                                            -------------------------------------------------
CLASS B1:
   Net assets, at value .................................................              --                --   $   504,139,381
                                                                            -------------------------------------------------
   Shares outstanding ...................................................              --                --       205,935,560
                                                                            -------------------------------------------------
   Net asset value and maximum offering price per share(a) ..............              --                --   $          2.45
                                                                            -------------------------------------------------
CLASS C:
   Net assets, at value .................................................   $  72,351,561    $  272,894,770   $ 8,299,236,291
                                                                            -------------------------------------------------
   Shares outstanding ...................................................       3,317,747         8,537,137     3,372,966,168
                                                                            -------------------------------------------------
   Net asset value and maximum offering price per share(a) ..............   $       21.81    $        31.97   $          2.46
                                                                            -------------------------------------------------
CLASS R:
   Net assets, at value .................................................              --    $   23,079,602   $    98,997,973
                                                                            -------------------------------------------------
   Shares outstanding ...................................................              --           699,692        40,792,728
                                                                            -------------------------------------------------
   Net asset value and maximum offering price per share(a) ..............              --    $        32.99   $          2.43
                                                                            -------------------------------------------------
ADVISOR CLASS:
   Net assets, at value .................................................              --    $  196,028,596   $ 1,553,512,404
                                                                            -------------------------------------------------
   Shares outstanding ...................................................              --         5,906,420       637,435,494
                                                                            -------------------------------------------------
   Net asset value and maximum offering price per share(a) ..............              --    $        33.19   $          2.44
                                                                            -------------------------------------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 99

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2005 (unaudited)

                                                    --------------------------------
                                                        FRANKLIN
                                                    U.S. GOVERNMENT      FRANKLIN
                                                    SECURITIES FUND   UTILITIES FUND
                                                    --------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............   $7,297,812,377    $1,674,768,761
      Cost - Sweep Money Fund (Note 7) ..........      157,147,840         7,311,412
                                                    --------------------------------
      Total cost of investments .................   $7,454,960,217    $1,682,080,173
                                                    ================================
      Value - Unaffiliated issuers ..............   $7,351,271,536    $2,220,193,649
      Value - Sweep Money Fund (Note 7) .........      157,147,840         7,311,412
                                                    --------------------------------
      Total value of investments ................    7,508,419,376     2,227,505,061
   Cash .........................................               --           552,420
   Receivables:
      Capital shares sold .......................        4,926,819         4,296,962
      Dividends and interest ....................       34,350,826         5,974,622
                                                    --------------------------------
         Total assets ...........................    7,547,697,021     2,238,329,065
                                                    --------------------------------
Liabilities:
   Payables:
      Investment securities purchased ...........               --           250,750
      Capital shares redeemed ...................       18,616,695         4,058,707
      Affiliates ................................        5,516,658         1,833,400
      Unaffiliated transfer agent fees ..........          720,379           319,901
   Other liabilities ............................          291,114            88,331
                                                    --------------------------------
         Total liabilities ......................       25,144,846         6,551,089
                                                    --------------------------------
            Net assets, at value ................   $7,522,552,175    $2,231,777,976
                                                    ================================
Net assets consist of:
   Undistributed net investment income (loss) ...   $  (28,015,643)   $   (2,983,881)
   Net unrealized appreciation (depreciation) ...       53,459,159       545,424,888
   Accumulated net realized gain (loss) .........     (409,198,516)      (16,261,212)
   Paid-in capital ..............................    7,906,307,175     1,705,598,181
                                                    --------------------------------
            Net assets, at value ................   $7,522,552,175    $2,231,777,976
                                                    ================================


100 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2005 (unaudited)

                                                                              --------------------------------
                                                                                  FRANKLIN
                                                                              U.S. GOVERNMENT      FRANKLIN
                                                                              SECURITIES FUND   UTILITIES FUND
                                                                              --------------------------------
CLASS A:
   Net assets, at value ...................................................    $6,097,159,226   $1,654,517,869
                                                                              --------------------------------
   Shares outstanding .....................................................       927,317,300      147,556,401
                                                                              --------------------------------
   Net asset value per share(a) ...........................................    $         6.58   $        11.21
                                                                              --------------------------------
   Maximum offering price per share (net asset value per share / 95.75%) ..    $         6.87   $        11.71
                                                                              --------------------------------
CLASS B:
   Net assets, at value ...................................................    $  521,130,549   $  140,937,977
                                                                              --------------------------------
   Shares outstanding .....................................................        79,364,931       12,574,289
                                                                              --------------------------------
   Net asset value and maximum offering price per share(a) ................    $         6.57   $        11.21
                                                                              --------------------------------
CLASS C:
   Net assets, at value ...................................................    $  539,509,941   $  349,262,904
                                                                              --------------------------------
   Shares outstanding .....................................................        82,407,884       31,219,921
                                                                              --------------------------------
   Net asset value and maximum offering price per share(a) ................    $         6.55   $        11.19
                                                                              --------------------------------
CLASS R:
   Net assets, at value ...................................................    $   62,550,882   $    4,501,804
                                                                              --------------------------------
   Shares outstanding .....................................................         9,519,200          401,917
                                                                              --------------------------------
   Net asset value and maximum offering price per share(a) ................    $         6.57   $        11.20
                                                                              --------------------------------
ADVISOR CLASS:
   Net assets, at value ...................................................    $  302,201,577   $   82,557,422
                                                                              --------------------------------
   Shares outstanding .....................................................        45,864,644        7,336,058
                                                                              --------------------------------
   Net asset value and maximum offering price per share(a) ................    $         6.59   $        11.25
                                                                              --------------------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                    Semiannual Report | See notes to financial statements. | 101

Franklin Custodian Funds, Inc.

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2005 (unaudited)

                                                              ----------------------------------------------
                                                                 FRANKLIN        FRANKLIN        FRANKLIN
                                                              DYNATECH FUND    GROWTH FUND      INCOME FUND
                                                              ----------------------------------------------
Investment income:
   Dividends
      Unaffiliated issuers ................................    $ 4,700,697    $ 16,335,340    $  331,392,647
      Sweep Money Fund (Note 7) ...........................         69,844          38,370         1,655,984
   Interest
      Unaffiliated issuers ................................             --              --       539,593,403
      Non-controlled affiliated issuers (Note 10) .........             --              --         1,964,028
      Income from securities loaned - net .................          8,310              --           105,847
   Other Income (Note 12) .................................         27,651         104,408           679,464
                                                              ----------------------------------------------
         Total investment income ..........................      4,806,502      16,478,118       875,391,373
                                                              ----------------------------------------------
Expenses:
   Management fees (Note 3) ...............................      1,764,776       5,036,250        61,568,717
   Distribution fees: (Note 3)
      Class A .............................................        799,928       1,992,465        12,428,716
      Class B .............................................         98,555         631,509        19,056,788
      Class B1 ............................................             --              --         1,665,640
      Class C .............................................        384,658       1,380,194        24,504,334
      Class R .............................................             --          56,599           217,995
   Transfer agent fees (Note 3) ...........................        776,256       2,139,671        10,770,059
   Custodian fees (Note 4) ................................          9,735          21,817           257,414
   Reports to shareholders ................................         49,375         105,021           448,127
   Registration and filing fees ...........................         31,005          41,340           974,089
   Professional fees ......................................         13,550          27,804           173,311
   Directors' fees and expenses ...........................          1,923           3,869            56,205
   Other ..................................................         12,623          50,899           570,243
                                                              ----------------------------------------------
         Total expenses ...................................      3,942,384      11,487,438       132,691,639
         Expense reductions (Note 4) ......................             (5)           (287)          (23,232)
                                                              ----------------------------------------------
            Net expenses ..................................      3,942,379      11,487,151       132,668,407
                                                              ----------------------------------------------
               Net investment income ......................        864,123       4,990,967       742,722,966
                                                              ----------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers .............................     (6,261,559)     36,912,599       520,854,214
         Non-controlled affiliated issuers (Note 10) ......             --              --        12,827,824
         Foreign currency transactions ....................            511          (4,880)          479,468
                                                              ----------------------------------------------
            Net realized gain (loss) ......................     (6,261,048)     36,907,719       534,161,506
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................     30,216,153     136,315,151        32,976,099
      Translation of assets and liabilities denominated in
         foreign currencies ...............................             --              --              (207)
                                                              ----------------------------------------------
            Net change in unrealized appreciation
               (depreciation) .............................     30,216,153     136,315,151        32,975,892
                                                              ----------------------------------------------
Net realized and unrealized gain (loss) ...................     23,955,105     173,222,870       567,137,398
                                                              ----------------------------------------------
Net increase (decrease) in net assets resulting from
   operations .............................................    $24,819,228    $178,213,837    $1,309,860,364
                                                              ==============================================


102 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended March 31, 2005 (unaudited)

                                                                           --------------------------------
                                                                               FRANKLIN
                                                                           U.S. GOVERNMENT      FRANKLIN
                                                                           SECURITIES FUND   UTILITIES FUND
                                                                           --------------------------------
Investment income:
   Dividends
      Unaffiliated issuers .............................................    $         --      $ 42,030,450
      Sweep Money Fund (Note 7) ........................................       1,591,809            92,222
   Interest ............................................................     193,270,970         4,698,871
   Other income (Note 12) ..............................................              --            52,932
                                                                            -------------------------------
         Total investment income .......................................     194,862,779        46,874,475
                                                                            -------------------------------
Expenses:
   Management fees (Note 3) ............................................      17,220,677         4,932,777
   Distribution fees: (Note 3)
      Class A ..........................................................       3,944,553         1,164,744
      Class B ..........................................................       1,766,691           444,770
      Class C ..........................................................       1,847,658         1,042,927
      Class R ..........................................................         153,800             6,928
   Transfer agent fees (Note 3) ........................................       4,793,834         1,404,752
   Custodian fees (Note 4) .............................................          79,136            37,056
   Reports to shareholders .............................................         397,905           168,825
   Registration and filing fees ........................................          79,985            80,205
   Professional fees ...................................................          83,266            25,735
   Directors' fees and expenses ........................................          16,466             4,471
   Other ...............................................................         248,314            27,593
                                                                            -------------------------------
         Total expenses ................................................      30,632,285         9,340,783
         Expense reductions (Note 4) ...................................         (15,689)           (1,514)
                                                                            -------------------------------
            Net expenses ...............................................      30,616,596         9,339,269
                                                                            -------------------------------
               Net investment income ...................................     164,246,183        37,535,206
                                                                            -------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................       3,025,142        63,525,922
      Foreign currency transactions ....................................              --           (87,854)
                                                                            -------------------------------
            Net realized gain (loss) ...................................       3,025,142        63,438,068
   Net change in unrealized appreciation (depreciation) on investments..     (97,755,176)      145,372,029
                                                                            -------------------------------
Net realized and unrealized gain (loss) ................................     (94,730,034)      208,810,097
                                                                            -------------------------------
Net increase (decrease) in net assets resulting from operations ........    $ 69,516,149      $246,345,303
                                                                            ==============================


                    Semiannual Report | See notes to financial statements. | 103

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended March 31, 2005 (unaudited) and the year ended September 30, 2004

                                                     -----------------------------------------------------------------------------
                                                             FRANKLIN DYNATECH FUND                   FRANKLIN GROWTH FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                      MARCH 31, 2005    SEPTEMBER 30, 2004    MARCH 31, 2005    SEPTEMBER 30, 2004
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...............     $    864,123        $ (3,634,884)      $    4,990,967      $    1,223,391
      Net realized gain (loss) from investments
         and foreign currency transactions .......       (6,261,048)        (14,029,079)          36,907,719           6,262,419
      Net change in unrealized appreciation
         (depreciation) on investments ...........       30,216,153          73,445,772          136,315,151         247,296,583
                                                      ----------------------------------------------------------------------------
            Net increase (decrease) in
               net assets resulting from
               operations ........................       24,819,228          55,781,809          178,213,837         254,782,393
                                                      ----------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................               --                  --           (3,882,891)         (1,532,029)
         Class R .................................               --                  --              (10,415)                 --
         Advisor Class ...........................               --                  --             (732,270)           (173,053)
                                                      ----------------------------------------------------------------------------
   Total distributions to shareholders ...........               --                  --           (4,625,576)         (1,705,082)
                                                      ----------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .................................      (61,361,579)         31,657,014          (96,800,537)        (98,948,884)
         Class B .................................         (539,652)          7,768,447           (5,968,709)          4,780,418
         Class C .................................       (5,529,547)          3,332,636          (19,240,647)        (22,857,255)
         Class R .................................               --                  --            1,224,359           3,224,209
         Advisor Class ...........................               --                  --           51,249,706          85,716,783
                                                      ----------------------------------------------------------------------------
   Total capital share transactions ..............      (67,430,778)         42,758,097          (69,535,828)        (28,084,729)
                                                      ----------------------------------------------------------------------------
   Redemption fees ...............................              595                 691                5,859               6,295
                                                      ----------------------------------------------------------------------------
            Net increase (decrease) in
               net assets ........................      (42,610,955)         98,540,597          104,058,292         224,998,877
Net assets:
   Beginning of period ...........................      734,585,604         636,045,007        2,077,379,666       1,852,380,789
                                                      ----------------------------------------------------------------------------
   End of period .................................     $691,974,649        $734,585,604       $2,181,437,958      $2,077,379,666
                                                      ============================================================================
Undistributed net investment income
   included in net assets:
      End of period ..............................     $    864,123        $         --       $    1,147,875      $      782,484
                                                      ============================================================================


104 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2005 (unaudited) and the year ended September 30, 2004

                                                     -----------------------------------------------------------------------------
                                                                                                            FRANKLIN
                                                              FRANKLIN INCOME FUND              U.S. GOVERNMENT SECURITIES FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                      MARCH 31, 2005    SEPTEMBER 30, 2004    MARCH 31, 2005    SEPTEMBER 30, 2004
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................   $   742,722,966     $ 1,044,441,688      $  164,246,183     $   339,860,811
      Net realized gain (loss) from investments
         and foreign currency transactions .......       534,161,506         451,159,295           3,025,142           2,260,202
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of assets and liabilities
         denominated in foreign currencies .......        32,975,892       1,332,443,859         (97,755,176)        (71,149,291)
                                                     -----------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .........     1,309,860,364       2,828,044,842          69,516,149         270,971,722
                                                     -----------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income:
      Class A ....................................      (510,625,522)       (798,349,922)       (158,059,697)       (364,404,705)
      Class B ....................................      (102,672,661)       (162,621,962)        (12,391,779)        (29,981,316)
      Class B1 ...................................       (14,816,396)        (31,263,684)                 --                  --
      Class C ....................................      (211,649,915)       (316,248,066)        (12,942,725)        (33,894,559)
      Class R ....................................        (2,542,555)         (3,457,009)         (1,423,126)         (2,762,490)
      Advisor Class ..............................       (37,548,722)        (28,902,829)         (7,558,350)        (17,122,309)
Net realized gains:
      Class A ....................................       (84,143,096)        (55,088,598)                 --                  --
      Class B ....................................       (19,751,225)        (12,569,134)                 --                  --
      Class B1 ...................................        (2,705,174)         (2,636,974)                 --                  --
      Class C ....................................       (37,975,944)        (22,715,500)                 --                  --
      Class R ....................................          (432,526)           (216,288)                 --                  --
      Advisor Class ..............................        (5,808,100)           (943,590)                 --                  --
                                                     -----------------------------------------------------------------------------
Total distributions to shareholders ..............    (1,030,671,836)     (1,435,013,556)       (192,375,677)       (448,165,379)
                                                     -----------------------------------------------------------------------------
Capital share transactions: (Note 2)
      Class A ....................................     3,208,027,945       4,294,278,432        (223,547,145)       (724,886,754)
      Class B ....................................       408,567,134       1,219,777,152         (38,513,442)        (97,262,940)
      Class B1 ...................................       (13,751,525)        (19,911,534)                 --                  --
      Class C ....................................     1,611,729,043       2,514,302,239         (48,943,036)       (201,426,271)
      Class R ....................................        25,205,958          33,450,501           4,108,338           6,444,739
      Advisor Class ..............................       647,138,975         783,062,664         (33,523,493)         37,919,958
                                                     -----------------------------------------------------------------------------
Total capital share transactions .................     5,886,917,530       8,824,959,454        (340,418,778)       (979,211,268)
                                                     -----------------------------------------------------------------------------
Redemption fees ..................................            70,811              13,225              13,361               3,103
                                                     -----------------------------------------------------------------------------
         Net increase (decrease) in net
            assets ...............................     6,166,176,869      10,218,003,965        (463,264,945)     (1,156,401,822)
Net assets:
   Beginning of period ...........................    26,332,745,383      16,114,741,418       7,985,817,120       9,142,218,942
                                                     -----------------------------------------------------------------------------
   End of period .................................   $32,498,922,252     $26,332,745,383      $7,522,552,175     $ 7,985,817,120
                                                     =============================================================================
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period ..............................   $   (84,475,582)    $    52,657,223      $  (28,015,643)    $       113,851
                                                     =============================================================================


                    Semiannual Report | See notes to financial statements. | 105

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2005 (unaudited) and the year ended September 30, 2004

                                                                                       -------------------------------------
                                                                                              FRANKLIN UTILITIES FUND
                                                                                       -------------------------------------
                                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                                        MARCH 31, 2005    SEPTEMBER 30, 2004
                                                                                       -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................    $   37,535,206      $   77,992,985
      Net realized gain (loss) from investments and foreign currency transactions ..        63,438,068          17,758,493
      Net change in unrealized appreciation (depreciation) on investments ..........       145,372,029         229,110,659
                                                                                       -------------------------------------
         Net increase (decrease) in net assets resulting from operations ...........       246,345,303         324,862,137
                                                                                       -------------------------------------
Distributions to shareholders from:
   Net investment income:
      Class A ......................................................................       (35,118,393)        (57,157,619)
      Class B ......................................................................        (2,665,812)         (4,239,501)
      Class C ......................................................................        (6,256,741)         (9,771,431)
      Class R ......................................................................           (61,882)            (51,170)
      Advisor Class ................................................................        (1,590,503)         (2,242,376)
                                                                                       -------------------------------------
Total distributions to shareholders ................................................       (45,693,331)        (73,462,097)
                                                                                       -------------------------------------
Capital share transactions: (Note 2)
      Class A ......................................................................        52,409,567          (1,380,506)
      Class B ......................................................................           590,058          15,905,081
      Class C ......................................................................        35,303,329          25,559,310
      Class R ......................................................................         2,707,553             262,939
      Advisor Class ................................................................        25,253,791          (2,434,692)
                                                                                       -------------------------------------
Total capital share transactions ...................................................       116,264,298          37,912,132
                                                                                       -------------------------------------
Redemption fees ....................................................................             1,438               1,274
                                                                                       -------------------------------------
         Net increase (decrease) in net assets .....................................       316,917,708         289,313,446
Net assets:
   Beginning of period .............................................................     1,914,860,268       1,625,546,822
                                                                                       -------------------------------------
   End of period ...................................................................    $2,231,777,976      $1,914,860,268
                                                                                       =====================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of period ................................................................    $   (2,983,881)     $    5,174,244
                                                                                       =====================================


106 | See notes to financial statements. | Semiannual Report

Franklin Custodian Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Custodian Funds) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds).

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, U.S. Government securities, Mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                         Semiannual Report | 107

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At March 31, 2005, all repurchase agreements held by the Funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


108 | Semiannual Report

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SECURITIES LENDING

The Franklin DynaTech Fund and the Franklin Income Fund loan securities to certain brokers through a securities lending agent for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments. The funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower. At March 31, 2005, the Franklin DynaTech Fund had no securities on loan.

G. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Custodian Funds are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


                                                         Semiannual Report | 109

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Custodian Fund's organizational documents, its officers and trustees are indemnified by the Custodian Funds against certain liabilities arising out of the performance of their duties to the Custodian Funds. Additionally, in the normal course of business, the Custodian Funds enter into contracts with service providers that contain general indemnification clauses. The Custodian Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Custodian Funds that have not yet occurred. However, based on experience, the Custodian Funds expect the risk of loss to be remote.

2. CAPITAL STOCK

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------
CLASS A, CLASS B         CLASS A, CLASS B, CLASS C,                 CLASS A, CLASS B, CLASS B1,
& CLASS C                CLASS R & ADVISOR CLASS                    CLASS C, CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------
Franklin DynaTech Fund   Franklin Growth Fund                       Franklin Income Fund
                         Franklin U.S. Government Securities Fund
                         Franklin Utilities Fund


110 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONTINUED)

At March 31, 2005, there were 32 billion shares authorized ($0.01 par value), allocated to the Funds as follows (in millions):

                                      ------------------------------------------------------------
                                                                           FRANKLIN
                                      FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT    FRANKLIN
                                      DYNATECH    GROWTH     INCOME       SECURITIES     UTILITIES
                                        FUND       FUND       FUND           FUND           FUND
                                      ------------------------------------------------------------
Class A............................      250         250      7,600         2,500            400
Class B............................      500         750      2,000         1,000            750
Class B1...........................       --          --      1,000            --             --
Class C............................      250         250      3,600         2,500            400
Class R............................       --       1,000      1,000         1,000          1,000
Advisor Class......................       --       1,000      1,000         1,000          1,000

Transactions in the Funds' shares were as follows:

                                                --------------------------------------------------------
                                                  FRANKLIN DYNATECH FUND         FRANKLIN GROWTH FUND
                                                  SHARES         AMOUNT        SHARES         AMOUNT
                                                --------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2005
   Shares sold ..............................    2,870,480   $  66,608,471    2,397,485   $  78,084,505
   Shares issued in reinvestment
      of distributions ......................           --              --      106,686       3,548,365
   Shares redeemed ..........................   (5,503,558)   (127,970,050)  (5,462,956)   (178,433,407)
                                                --------------------------------------------------------
   Net increase (decrease) ..................   (2,633,078)  $ (61,361,579)  (2,958,785)  $ (96,800,537)
                                                ========================================================
Year ended September 30, 2004
   Shares sold ..............................    9,014,383   $ 201,786,839    6,395,481   $ 193,229,695
   Shares issued in reinvestment
      of distributions ......................           --              --       47,975       1,399,446
   Shares redeemed ..........................   (7,626,280)   (170,129,825)  (9,722,445)   (293,578,025)
                                                --------------------------------------------------------
   Net increase (decrease) ..................    1,388,103   $  31,657,014   (3,278,989)  $ (98,948,884)
                                                ========================================================
CLASS B SHARES:
Six months ended March 31, 2005
   Shares sold ..............................      101,591   $   2,289,686      176,692   $   5,568,777
   Shares redeemed ..........................     (125,745)     (2,829,338)    (364,477)    (11,537,486)
                                                --------------------------------------------------------
   Net increase (decrease) ..................      (24,154)  $    (539,652)    (187,785)  $  (5,968,709)
                                                ========================================================
Year ended September 30, 2004
   Shares sold ..............................      463,560   $  10,173,910      731,263   $  21,476,065
   Shares redeemed ..........................     (111,081)     (2,405,463)    (565,876)    (16,695,647)
                                                --------------------------------------------------------
   Net increase (decrease) ..................      352,479   $   7,768,447      165,387   $   4,780,418
                                                ========================================================


                                                         Semiannual Report | 111

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                       ---------------------------------------------------
                                                        FRANKLIN DYNATECH FUND     FRANKLIN GROWTH FUND
                                                       ---------------------------------------------------
                                                        SHARES       AMOUNT        SHARES        AMOUNT
                                                       ---------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 2005
   Shares sold .....................................    263,603   $  5,878,836      412,494   $ 13,011,391
   Shares redeemed .................................   (512,171)   (11,408,383)  (1,028,731)   (32,252,038)
                                                       ---------------------------------------------------
   Net increase (decrease) .........................   (248,568)  $ (5,529,547)    (616,237)  $(19,240,647)
                                                       ===================================================
Year ended September 30, 2004
   Shares sold .....................................    917,943   $ 19,881,973    1,305,882   $ 38,083,688
   Shares redeemed .................................   (769,633)   (16,549,337)  (2,084,652)   (60,940,943)
                                                       ---------------------------------------------------
   Net increase (decrease) .........................    148,310   $  3,332,636     (778,770)  $(22,857,255)
                                                       ===================================================
CLASS R SHARES:
Six months ended March 31, 2005
   Shares sold ...............................................................      128,391   $  4,107,622
   Shares issued in reinvestment of distributions ............................          314         10,387
   Shares redeemed ...........................................................      (89,048)    (2,893,650)
                                                                                 -------------------------
   Net increase (decrease) ...................................................       39,657   $  1,224,359
                                                                                 =========================
Year ended September 30, 2004
   Shares sold ...............................................................      254,043   $  7,608,802
   Shares redeemed ...........................................................     (145,872)    (4,384,593)
                                                                                 -------------------------
   Net increase (decrease) ...................................................      108,171   $  3,224,209
                                                                                 =========================
ADVISOR CLASS SHARES:
Six months ended March 31, 2005
   Shares sold ...............................................................    1,632,942   $ 53,825,617
   Shares issued in reinvestment of distributions ............................       21,696        721,407
   Shares redeemed ...........................................................     (100,648)    (3,297,318)
                                                                                 -------------------------
   Net increase (decrease) ...................................................    1,553,990   $ 51,249,706
                                                                                 =========================
Year ended September 30, 2004
   Shares sold ...............................................................    2,942,725   $ 89,412,412
   Shares issued in reinvestment of distributions ............................        5,745        167,517
   Shares redeemed ...........................................................     (127,887)    (3,863,146)
                                                                                 -------------------------
   Net increase (decrease) ...................................................    2,820,583   $ 85,716,783
                                                                                 =========================


112 | Semiannual Report

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                   ----------------------------------------------------------------
                                                                        FRANKLIN U.S. GOVERNMENT
                                         FRANKLIN INCOME FUND                SECURITIES FUND
                                   ----------------------------------------------------------------
                                      SHARES            AMOUNT          SHARES           AMOUNT
                                   ----------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2005
   Shares sold .................   1,533,144,461   $ 3,781,386,048     37,513,794   $   249,334,651
   Shares issued in reinvestment
      of distributions .........     157,246,401       386,511,582     15,022,255        99,648,374
   Shares redeemed .............    (388,964,944)     (959,869,685)   (86,171,572)     (572,530,170)
                                   ----------------------------------------------------------------
   Net increase (decrease) .....   1,301,425,918   $ 3,208,027,945    (33,635,523)  $  (223,547,145)
                                   ================================================================
Year ended September 30, 2004
   Shares sold .................   2,247,241,860   $ 5,316,264,931     86,401,010   $   578,723,039
   Shares issued in reinvestment
      of distributions .........     226,682,607       533,294,345     33,946,772       226,702,288
   Shares redeemed .............    (658,551,288)   (1,555,280,844)  (228,919,042)   (1,530,312,081)
                                   ----------------------------------------------------------------
   Net increase (decrease) .....   1,815,373,179   $ 4,294,278,432   (108,571,260)  $  (724,886,754)
                                   ================================================================
CLASS B SHARES:
Six months ended March 31, 2005
   Shares sold .................     200,447,516   $   491,581,008      2,037,216   $    13,543,504
   Shares issued in reinvestment
      of distributions .........      32,241,978        78,954,949      1,302,958         8,634,644
   Shares redeemed .............     (65,848,114)     (161,968,823)    (9,145,954)      (60,691,590)
                                   ----------------------------------------------------------------
   Net increase (decrease) .....     166,841,380   $   408,567,134     (5,805,780)  $   (38,513,442)
                                   ================================================================
Year ended September 30, 2004
   Shares sold .................     580,969,805   $ 1,367,704,171      8,827,015   $    59,118,085
   Shares issued in reinvestment
      of distributions .........      43,346,237       108,838,135      3,121,214        20,832,270
   Shares redeemed .............    (109,027,856)     (256,765,154)   (26,551,545)     (177,213,295)
                                   ----------------------------------------------------------------
   Net increase (decrease) .....     515,288,186   $ 1,219,777,152    (14,603,316)  $   (97,262,940)
                                   ================================================================
CLASS B1 SHARES:
Six months ended March 31, 2005
   Shares sold .................       1,778,254   $     4,371,261
   Shares issued in reinvestment
      of distributions .........       4,101,663        10,081,382
   Shares redeemed .............     (11,430,435)      (28,204,168)
                                   --------------------------------
   Net increase (decrease) .....      (5,550,518)  $   (13,751,525)
                                   ================================
Year ended September 30, 2004
   Shares sold .................       6,809,085   $    16,060,956
   Shares issued in reinvestment
      of distributions .........       8,043,400        18,919,939
   Shares redeemed .............     (23,231,386)      (54,892,429)
                                   --------------------------------
   Net increase (decrease) .....      (8,378,901)  $   (19,911,534)
                                   ================================


                                                         Semiannual Report | 113

Franklin Custodian Funds, Inc.

2.  CAPITAL STOCK (CONTINUED)

                                                        -------------------------------------------------------------
                                                                                           FRANKLIN U.S. GOVERNMENT
                                                             FRANKLIN INCOME FUND              SECURITIES FUND
                                                        -------------------------------------------------------------
                                                            SHARES          AMOUNT          SHARES         AMOUNT
                                                        -------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 2005
   Shares sold ......................................     774,592,847   $1,920,430,236     5,211,408   $  34,478,795
   Shares issued in reinvestment of distributions ...      65,542,920      162,036,806     1,279,392       8,453,007
   Shares redeemed ..................................    (189,742,931)    (470,737,999)  (13,887,012)    (91,874,838)
                                                        -------------------------------------------------------------
   Net increase (decrease) ..........................     650,392,836   $1,611,729,043    (7,396,212)  $ (48,943,036)
                                                        =============================================================
Year ended September 30, 2004
   Shares sold ......................................   1,255,981,744   $2,984,372,367    14,861,247   $  99,281,128
   Shares issued in reinvestment of distributions ...      91,955,343      217,651,704     3,312,543      22,050,949
   Shares redeemed ..................................    (289,468,688)    (687,721,832)  (48,451,915)   (322,758,348)
                                                        -------------------------------------------------------------
   Net increase (decrease) ..........................   1,058,468,399   $2,514,302,239   (30,278,125)  $(201,426,271)
                                                        =============================================================
CLASS R SHARES:
Six months ended March 31, 2005
   Shares sold ......................................      13,166,315   $   32,276,197     1,987,710   $  13,200,410
   Shares issued in reinvestment of distributions ...       1,160,592        2,830,328       212,971       1,411,914
   Shares redeemed ..................................      (4,038,935)      (9,900,567)   (1,582,393)    (10,503,986)
                                                        -------------------------------------------------------------
   Net increase (decrease) ..........................      10,287,972   $   25,205,958       618,288   $   4,108,338
                                                        =============================================================
Year ended September 30, 2004
   Shares sold ......................................      19,381,084   $   45,663,790     3,748,305   $  25,113,231
   Shares issued in reinvestment of distributions ...       1,500,196        3,505,433       411,848       2,748,659
   Shares redeemed ..................................      (6,682,743)     (15,718,722)   (3,195,508)    (21,417,151)
                                                        -------------------------------------------------------------
   Net increase (decrease) ..........................      14,198,537   $   33,450,501       964,645   $   6,444,739
                                                        =============================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2005
   Shares sold ......................................     257,106,861   $  632,287,257     6,614,193   $  44,052,858
   Shares issued in reinvestment of distributions ...      16,577,880       40,620,008       983,597       6,537,260
   Shares redeemed ..................................     (10,489,996)     (25,768,290)  (12,561,687)    (84,113,611)
                                                        -------------------------------------------------------------
   Net increase (decrease) ..........................     263,194,745   $  647,138,975    (4,963,897)  $ (33,523,493)
                                                        =============================================================
Year ended September 30, 2004
   Shares sold ......................................     335,191,629   $  790,679,833    10,246,929   $  68,640,458
   Shares issued in reinvestment of distributions ...      11,426,569       26,885,121     2,127,795      14,230,250
   Shares redeemed ..................................     (14,744,719)     (34,502,290)   (6,731,932)    (44,950,750)
                                                        -------------------------------------------------------------
   Net increase (decrease) ..........................     331,873,479   $  783,062,664     5,642,792   $  37,919,958
                                                        =============================================================


114 | Semiannual Report

Franklin Custodian Funds, Inc.

2.   CAPITAL STOCK (CONTINUED)

                                                        ----------------------------
                                                           FRANKLIN UTILITIES FUND
                                                        ----------------------------
                                                           SHARES         AMOUNT
                                                        ----------------------------
CLASS A SHARES:
Six months ended March 31, 2005
   Shares sold ......................................    13,674,704   $ 149,777,298
   Shares issued in reinvestment of distributions ...     2,402,770      26,253,074
   Shares redeemed ..................................   (11,295,762)   (123,620,805)
                                                        ----------------------------
   Net increase (decrease) ..........................     4,781,712   $  52,409,567
                                                        ============================
Year ended September 30, 2004
   Shares sold ......................................    18,406,095   $ 176,356,055
   Shares issued in reinvestment of distributions ...     4,465,126      42,773,250
   Shares redeemed ..................................   (23,203,973)   (220,509,811)
                                                        ----------------------------
   Net increase (decrease) ..........................      (332,752)  $  (1,380,506)
                                                        ============================
CLASS B SHARES:
Six months ended March 31, 2005
   Shares sold ......................................     1,197,130   $  13,033,582
   Shares issued in reinvestment of distributions ...       127,984       1,401,282
   Shares redeemed ..................................    (1,268,928)    (13,844,806)
                                                        ----------------------------
   Net increase (decrease) ..........................        56,186   $     590,058
                                                        ============================
Year ended September 30, 2004
   Shares sold ......................................     3,179,780   $  30,167,433
   Shares issued in reinvestment of distributions ...       230,148       2,206,595
   Shares redeemed ..................................    (1,725,148)    (16,468,947)
                                                        ----------------------------
   Net increase (decrease) ..........................     1,684,780   $  15,905,081
                                                        ============================
CLASS C SHARES:
Six months ended March 31, 2005
   Shares sold ......................................     5,822,427   $  63,615,271
   Shares issued in reinvestment of distributions ...       268,427       2,933,432
   Shares redeemed ..................................    (2,868,288)    (31,245,374)
                                                        ----------------------------
   Net increase (decrease) ..........................     3,222,566   $  35,303,329
                                                        ============================
Year ended September 30, 2004
   Shares sold ......................................     9,181,623   $  87,063,153
   Shares issued in reinvestment of distributions ...       515,325       4,924,301
   Shares redeemed ..................................    (6,976,972)    (66,428,144)
                                                        ----------------------------
   Net increase (decrease) ..........................     2,719,976   $  25,559,310
                                                        ============================
CLASS R SHARES:
Six months ended March 31, 2005
   Shares sold ......................................       285,541   $   3,150,160
   Shares issued in reinvestment of distributions ...         5,490          60,348
   Shares redeemed ..................................       (45,719)       (502,955)
                                                        ----------------------------
   Net increase (decrease) ..........................       245,312   $   2,707,553
                                                        ============================
Year ended September 30, 2004
   Shares sold ......................................        91,198   $     872,504
   Shares issued in reinvestment of distributions ...         5,281          50,695
   Shares redeemed ..................................       (69,748)       (660,260)
                                                        ----------------------------
   Net increase (decrease) ..........................        26,731   $     262,939
                                                        ============================


                                                         Semiannual Report | 115

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                       -------------------------
                                                        FRANKLIN UTILITIES FUND
                                                       -------------------------
                                                         SHARES        AMOUNT
                                                       -------------------------
ADVISOR CLASS SHARES:
Six months ended March 31, 2005
   Shares sold .....................................    3,356,699   $ 37,110,564
   Shares issued in reinvestment of distributions ..      121,661      1,339,026
   Shares redeemed .................................   (1,199,635)   (13,195,799)
                                                       -------------------------
   Net increase (decrease) .........................    2,278,725   $ 25,253,791
                                                       =========================
Year ended September 30, 2004
   Shares sold .....................................    3,628,361   $ 34,881,431
   Shares issued in reinvestment of distributions ..      159,863      1,540,703
   Shares redeemed .................................   (4,069,192)   (38,856,826)
                                                       -------------------------
   Net increase (decrease) .........................     (280,968)  $ (2,434,692)
                                                       =========================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                            AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                     Investment manager
Franklin Investment Advisory Services Inc.            Investment manager
   (Investment Advisory)
Franklin Templeton Services LLC (FT Services)         Administrative manager
Franklin Templeton Distributors Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services LLC (Investor
   Services)                                          Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Growth Fund, pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of the Funds as follows:

--------------------------------------------------------------------------------
Annualized Fee Rate   Net Assets
--------------------------------------------------------------------------------
       0.625%         First $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20.0 billion
       0.360%         In excess of $20 billion


116 | Semiannual Report

Franklin Custodian Funds, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                    ------------------------------------------------------------
                                                         FRANKLIN
                    FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT    FRANKLIN
                    DYNATECH    GROWTH     INCOME       SECURITIES     UTILITIES
                      FUND       FUND       FUND           FUND           FUND
                    ------------------------------------------------------------
Class A .........     0.25%      0.25%      0.15%         0.15%          0.15%
Class B .........     1.00%      1.00%      1.00%         0.65%          0.65%
Class B1 ........       --         --       0.65%           --             --
Class C .........     1.00%      1.00%      0.65%         0.65%          0.65%
Class R .........       --       0.50%      0.50%         0.50%          0.50%

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                 -------------------------------
                                                 FRANKLIN  FRANKLIN    FRANKLIN
                                                 DYNATECH   GROWTH      INCOME
                                                   FUND      FUND        FUND
                                                 -------------------------------
Net sales charges received ....................   $60,890  $186,764  $11,629,840
Contingent deferred sales charges retained ....   $57,931  $148,859  $ 3,502,114

                                                     ---------------------------
                                                         FRANKLIN
                                                     U.S. GOVERNMENT    FRANKLIN
                                                        SECURITIES     UTILITIES
                                                           FUND           FUND
                                                     ---------------------------
Net sales charges received .......................       $353,458      $199,490
Contingent deferred sales charges retained .......       $619,784      $121,699


                                                         Semiannual Report | 117

Franklin Custodian Funds, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                              ----------------------------------
                                              FRANKLIN    FRANKLIN     FRANKLIN
                                              DYNATECH     GROWTH       INCOME
                                                FUND        FUND         FUND
                                              ----------------------------------
Transfer agent fees .......................   $609,339   $1,836,858   $6,836,736

                                                     ---------------------------
                                                         FRANKLIN
                                                     U.S. GOVERNMENT    FRANKLIN
                                                        SECURITIES     UTILITIES
                                                           FUND           FUND
                                                     ---------------------------
Transfer agent fees ..............................      $3,461,629      $932,036

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Effective May 1, 2005, the Franklin Income Fund agreed in advance to voluntarily waive a portion of management fees in the form of additional breakpoints based on month-end net assets of the fund as follows:

-----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion

G. OTHER AFFILIATED TRANSACTIONS

Included in professional fees are legal fees of $36,305 that were paid to a law firm in which a partner is an officer of the Funds.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


118 | Semiannual Report

Franklin Custodian Funds, Inc.

5. INCOME TAXES

At September 30, 2004, the following Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      --------------------------
                                                        FRANKLIN      FRANKLIN
                                                        DYNATECH       GROWTH
                                                          FUND          FUND
                                                      --------------------------
Capital loss carryovers expiring in:
   2007 ...........................................   $   677,592   $         --
   2008 ...........................................       394,928             --
   2009 ...........................................     1,170,048             --
   2010 ...........................................     6,843,771             --
   2011 ...........................................    47,180,600    206,696,356
   2012 ...........................................    21,838,085     39,052,129
                                                      --------------------------
                                                      $78,105,024   $245,748,485
                                                      ==========================

                                                      -----------------------------
                                                          FRANKLIN
                                                      U.S. GOVERNMENT     FRANKLIN
                                                         SECURITIES      UTILITIES
                                                            FUND            FUND
                                                      -----------------------------
Capital loss carryovers expiring in:
   2005 ...........................................   $ 50,054,906      $        --
   2006 ...........................................     28,279,472               --
   2007 ...........................................     18,954,412               --
   2008 ...........................................     21,105,846               --
   2009 ...........................................     46,256,951               --
   2010 ...........................................     11,768,551               --
   2011 ...........................................     33,556,845       54,600,730
   2012 ...........................................    129,102,166        8,123,186
                                                      -----------------------------
                                                      $339,079,149      $62,723,916
                                                      =============================

At September 30, 2004, the Franklin DynaTech Fund and the Franklin U.S. Government Securities Fund had deferred capital losses occurring subsequent to October 31, 2003 of $13,880,328 and $73,144,508, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

At September 30, 2004, the Franklin Income Fund had deferred currency losses occurring subsequent to October 31, 2003 of $16,670,944. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

On September 30, 2004, the Franklin U.S. Government Securities Fund had expired capital loss carryovers of $57,539,178, which were reclassified to paid-in capital.


                                                         Semiannual Report | 119

Franklin Custodian Funds, Inc.

5. INCOME TAXES (CONTINUED)

At March 31, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                       ------------------------------------------------
                                                         FRANKLIN        FRANKLIN          FRANKLIN
                                                         DYNATECH         GROWTH            INCOME
                                                           FUND            FUND              FUND
                                                       ------------------------------------------------
Cost of investments ................................   $484,390,672   $  975,239,942   $30,490,099,855
                                                       ================================================
Unrealized appreciation ............................   $228,717,648   $1,238,768,867   $ 2,910,447,191
Unrealized depreciation ............................    (20,058,984)     (34,074,360)   (1,154,691,499)
                                                       ------------------------------------------------
Net unrealized appreciation (depreciation) .........   $208,658,664   $1,204,694,507   $ 1,755,755,692
                                                       ================================================

                                                       ---------------------------------
                                                           FRANKLIN
                                                       U.S. GOVERNMENT      FRANKLIN
                                                          SECURITIES        UTILITIES
                                                             FUND             FUND
                                                       ---------------------------------
Cost of investments ................................   $7,454,960,217    $1,685,747,452
                                                       =================================
Unrealized appreciation ............................   $   96,467,290    $  574,400,727
Unrealized depreciation ............................      (43,008,131)      (32,643,118)
                                                       ---------------------------------
Net unrealized appreciation (depreciation) .........   $   53,459,159    $  541,757,609
                                                       =================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended March 31, 2005, were as follows:

                                                       --------------------------------------------
                                                         FRANKLIN       FRANKLIN        FRANKLIN
                                                         DYNATECH        GROWTH          INCOME
                                                           FUND           FUND            FUND
                                                       --------------------------------------------
Purchases ..........................................   $ 82,779,709   $12,544,360   $10,930,095,161
Sales ..............................................   $119,807,196   $86,357,708   $ 4,159,743,993


120 | Semiannual Report

Franklin Custodian Funds, Inc.

6. INVESTMENT TRANSACTIONS (CONTINUED)

                                                       ------------------------------
                                                           FRANKLIN
                                                       U.S. GOVERNMENT     FRANKLIN
                                                          SECURITIES       UTILITIES
                                                             FUND            FUND
                                                       ------------------------------
Purchases ..........................................   $1,272,829,353    $313,300,984
Sales ..............................................   $1,599,170,228    $195,061,564

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 25.47% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2005, the value of these securities was $83,824,730, representing 0.26% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

At March 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At March 31, 2005, the Franklin Income Fund held investments in restricted and illiquid securities, as follows:


                                                         Semiannual Report | 121

Franklin Custodian Funds, Inc.

9. RESTRICTED SECURITIES (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/                                                                     ACQUISITION
      SHARES        ISSUER                                                               DATE           COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    75,000,000      Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual ...........     2/14/97     $57,833,250   $   841,500
   $87,000,000      Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ...     7/29/97      78,711,240    26,995,230
                                                                                                                  -----------
                    TOTAL RESTRICTED SECURITIES (0.09% of Net Assets) .............                               $27,836,730
                                                                                                                  ===========

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund at March 31, 2005, were as shown below.

----------------------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF                              NUMBER OF
                                         SHARES HELD                            SHARES HELD     VALUE                    REALIZED
                                        AT BEGINNING     GROSS        GROSS        AT END       AT END    INVESTMENT       GAIN
NAME OF ISSUER                            OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD    OF PERIOD     INCOME        (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Mission Resources Corp ..............     3,330,000        --       3,330,000            --      --       $       --   $12,827,824
Mission Resources Corp., senior
   note, 9.875%, 4/01/11 ............    40,000,000        --              --    40,000,000     (a)        1,964,028            --
                                                                                               -----------------------------------
      TOTAL AFFILIATED SECURITIES
         (0.00% of Net Assets) ......                                                          $ --       $1,964,028   $12,827,824
                                                                                               ===================================

(a)  As of March 31, 2005, no longer an affiliate.

11. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Franklin Income Fund has agreed to sell its holdings in Asia Pulp and Paper and related subsidiaries in November 2006. Until the completion of the sale, the transaction will be accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds received are deferred until the completion of the transaction.

12. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information


122 | Semiannual Report

Franklin Custodian Funds, Inc.

12. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Funds, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                         Semiannual Report | 123

Franklin Custodian Funds, Inc.

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Funds and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


124 | Semiannual Report

Franklin Custodian Funds, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Directors (the "Board"), including a majority of non-interested or independent Directors, approved renewal of the investment advisory contract for each of the five separate funds comprising the Franklin Custodian Funds (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund Profitability Analysis Report prepared by management. The Lipper Reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund Profitability Analysis Report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis utilizing expense allocation methodologies deemed reasonable by the Fund's independent accountants. Included with such Profitability Analysis Report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such Report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the Code of Ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net


                                                         Semiannual Report | 125

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had been favorably reported on in discussions with the Fund's outside accountants and had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interest of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the first hand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper Reports furnished for the contract renewals. The Lipper Reports prepared for each individual Fund showed the investment performance of its Class A shares during 2004 and the previous ten years in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each Fund.

     FRANKLIN DYNA TECH FUND - This Fund's investment objective is capital appreciation and performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional science and technology funds as classified by Lipper. The Fund's total return during 2004 placed it in the second highest quintile of such performance universe. Its total return on an annualized basis placed it in the top quintile for the previous three and five year periods and the second highest quintile for the previous ten year period. The Board expressed satisfaction with such performance.


126 | Semiannual Report

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

     FRANKLIN GROWTH FUND - The Fund's investment objective is capital appreciation, and performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Fund's total return during 2004 ranked it in the top half of its performance universe. Its total return on an annualized basis ranked it in the fourth lowest quintile during the previous three year period, the upper half during the previous five year period and the fourth quintile during the previous ten year period. The Board found such performance acceptable, noting that the Fund's 2004 total return exceeded 11% and that its total annualized return for the previous ten year period exceeded 10% as shown in such Lipper Report.

     FRANKLIN INCOME FUND - While maintaining prospects for capital appreciation, this Fund's investment objective is to maximize income, and its investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional funds as classified by Lipper. The Fund's income return, as shown in such Report during 2004 and for each of the previous ten years, placed it in the first or highest quintile of this performance universe. The Fund's total return on an annualized basis also placed it in the first quintile of its performance universe during each of the previous three and five year periods and in the second highest quintile during the ten year period. The Board expressed satisfaction with such performance.

     FRANKLIN U.S. GOVERNMENT SECURITIES FUND - The investment objective of this Fund is realizing income, and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's income return during 2004 and during each of the previous three, five and ten year periods on an annualized basis, placed it in the first or highest quintile of such performance universe. The Fund's total return during 2004, as shown in such Report, also placed it in the first quintile of its performance universe and on an annualized basis was in the top half for the previous three years and in the second highest quintile for the previous five and ten year periods. The Board expressed satisfaction with such performance.

     FRANKLIN UTILITIES FUND - The investment objectives of this Fund are current income and capital appreciation, and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund's income return, as shown in such Report, during 2004 placed it in the first or highest quintile of this performance group and its income return on an annualized basis also placed it in the first quintile for each of the three, five and ten year periods. The Fund's total return during 2004 also placed it in the top half of its performance universe and on an annualized basis placed it in the first quintile of its performance universe during the previous three and five year periods, and in the second highest quintile for the ten year period. The Board expressed satisfaction with such performance.


                                                         Semiannual Report | 127

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper Expense Group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under each Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper Reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper Expense Group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group which for comparative consistency was shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for each of the Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund and Franklin Utilities Fund was in the lowest or least expensive quintile of their respective Lipper Expense Group and for the Franklin U.S. Government Securities Fund, was in the lower half of its Lipper Expense Group. The actual total expenses for all the Funds were in the lowest or least expensive quintile of their respective Lipper expense groups, and this was true whether such expenses were computed for such Groups on a basis that included or excluded 12b-1 fees. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense peer group as shown in the Lipper Reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund Profitability Analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B and Class B1 shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that such methodology was subject to review and testing by the Fund's outside accountants every other year. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting, and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the


128 | Semiannual Report

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund Profitability Analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contract with each Fund provides an initial annual fee of .625% on the first $100 million of assets; .50% on the next $150 million of assets; .45% on the next $9.75 billion of assets; .44% on the next $2.5 billion of assets; and thereafter declines by .02% for each subsequent $2.5 billion until it reaches a final breakpoint of .36% for assets in excess of $20 billion. As a result of substantial net sales during the previous year, the assets of the Franklin Income Fund, however, had grown to exceed the $20 billion last breakpoint level and were approximately $33 billion at the time of the February 28, 2005 Board meeting. In view of such fact, the independent Directors requested that management consider adding further fee breakpoints for such Fund. Management's position in response to such request was that the Franklin Income Fund is a great value to shareholders in providing outstanding performance at very low cost and that no further breakpoints were warranted. Management also expressed its view that the existing fee schedule reflected anticipated economies of scale and pointed out the favorable effective management fee and total expense comparisons of the Franklin Income Fund as well as each of the other Funds within their respective Lipper Expense Groups. Management also observed, and the Board acknowledged the fact that the Franklin Income Fund had assets beyond the last breakpoint level did not mean that it no longer benefited from economies of scale since the amount of assets being charged at the lowest .36% fee level resulted in a lower overall management fee rate. While intending to continue discussions on this topic with


                                                         Semiannual Report | 129

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

management, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract for each Fund provides a sharing of benefits with the Fund and its shareholders. At a Board meeting held April 19, 2005, management agreed to fee waivers reducing the annual management fee to .355% on Franklin Income Fund net assets in excess of $35 billion up to $50 billion, and to .35% thereafter.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


130 | Semiannual Report

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
   Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
   Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
   Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2)  The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)  Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

       [LOGO] (R)                                       One Franklin Parkway
FRANKLIN(R) TEMPLETON(R)                                San Mateo, CA 94403-1906
     INVESTMENTS

|_|  WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CUSTODIAN FUNDS, INC.

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S2005 05/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS, INC.

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 20, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date    May 20, 2005